As filed with the SEC on April 29, 2014
Registration No. 333-103174
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. []
Post-Effective Amendment No. 12 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 15 [X]
FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I
(Exact name of registrant)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Name of depositor)
100 Salem Street
Smithfield, Rhode Island 02917
(Address of depositor's principal executive offices)
Depositor's telephone number: (800) 544-8888
_________________________________________________
CYRUS TARAPOREVALA
President
Fidelity Investments Life Insurance Company
100 Salem Street
Smithfield, Rhode Island 02917
(Name and address of agent for service)
___________________________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Individual Variable Life Contracts -- The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective (check appropriate space):

immediately upon filing pursuant to paragraph (b) of rule 485
X	on April 30, 2014, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on ______, pursuant to paragraph (a) (1) of rule 485
	75 days after filing pursuant to paragraph (a) (2) of rule 485	Page _ of _
	on , pursuant to paragraph (a) (2) of rule 485	Exhibit Index Appears on Page __

Title of Securities Being Registered: Interests in Flexible Premium Variable Universal Life Insurance Policy and . Flexible Premium Survivorship Variable Universal Life Insurance Policy

Fidelity Investments Variable Life Account I

Prospectus for:

Fidelity Lifetime Reserves®
Flexible Premium Variable Universal Life Insurance Policy

and

Fidelity Lifetime Reserves®
Flexible Premium Survivorship Variable Universal Life Insurance Policy

Issued by

Fidelity Investments Life Insurance Company

Dated April 30, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by a current prospectus for the Money Market Investment Option or for all available Investment Options.

The Policies are not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in the prospectus.

Investment Company Act of 1940 File no. 811-5258
VUL-PRO-0414
1.796104.112

Prospectus Contents

Summary of the Benefits and Risks of the Policies
Benefit Summary	3
Risk Summary	5
Risk/Benefit Summary: Fee Tables	7
General Description of Policy
Purchasing a Policy	10
Free Look Period	10
Selecting and Changing the Beneficiary	11
Death of Owner	11
Transferring Ownership and Assigning Policy Rights	11
Other Benefits and Riders	12
Premiums, Policy Account Values and Investment Option Values	13
Death Benefit and Insurance Proceeds	15
Extended Maturity	19
Facts About the Insurance Company, Variable Account, Investment Options and Fixed Account
Fidelity Investments Life Insurance Company	20
The Variable Account	20
Investment Options and Funds	20
Voting Rights	23
Resolving Material Conflicts	23
Changes in Investment Options	23
The Fixed Account	24
Making Exchanges Among Investment Options and Fixed Account	24
Dollar Cost Averaging	27
Automatic Rebalancing	27
More About the Policy and the Variable Account
Charges and Deductions	28
Surrenders and Partial Withdrawals	30
Signature Guarantee or Customer Authentication	31
Loans	31
Policy Lapse and Reinstatement	33
Tax Considerations	34
Legal Proceedings	36
Financial Statements	36
Glossary	37

Summary of the Benefits and Risks of the Policies

This summary describes the important features of the Fidelity Lifetime Reserves® variable universal life insurance policy ("Single Life Policy") and survivorship variable universal life insurance policy ("Survivorship Life Policy") offered by Fidelity Investments Life Insurance Company ("we" or "FILI"). The features of each Policy are the same, unless we specify differences in this prospectus. A glossary defining capitalized terms is included in the back of the prospectus. Please read the entire prospectus for important details.

BENEFIT SUMMARY

We will pay Insurance Proceeds to the named Beneficiaries: upon the death of the single insured person ("Insured") under the Single Life Policy; or upon the death of the last survivor of the two insured persons ("Insureds") under the Survivorship Life Policy.

You, as the Policy's Owner(s), pay the Premiums and name the Beneficiaries. You may designate yourself as Insured, or in appropriate situations, designate another person or persons as Insured(s).

The Policy also allows you, the Owner(s), to seek long-term asset growth on a tax-deferred basis by investing in one or more of the fifty Investment Options and/or in the Fixed Account. Your investment in the Policy is reflected in a Policy Account Value, and the Policy gives you access to your Policy Account Value in several ways.

APPLICATION AND PREMIUMS

To purchase a Policy, you first complete an application form ("Application") and provide information about the Insured(s). We will evaluate our risk and, if approved, assign the Insured(s) to an Underwriting Class. You will also need to make an initial Premium payment.

After the Policy is issued, you are not required to pay Premiums according to any particular schedule. You will, however, need to make enough Premium payments to avoid Lapse (termination of the Policy without value). You may greatly increase the risk of Lapse if you do not regularly pay sufficient Premiums.

Free Look Period. When you receive your Policy, the Free Look Period begins. This period is at least ten (10) days, or more if required by state law. You may return the Policy during this period and receive a refund in accordance with state law. See "Free Look Period" below.

Use of Premiums. Generally, we credit Premium payments, less applicable State Tax Charges, to your Policy Account Value, and allocate them to the Investment Options and the Fixed Account according to your instructions.

No-Lapse Guarantee. Your Policy will specify your Planned Annual Premium. Your Policy will not Lapse during your Policy's No-Lapse Guarantee Period if, on each monthly Policy Processing Day, your total Premium payments, less any Loans, Partial Withdrawals and outstanding interest and charges, are at least as much as if you had paid 1/12 of the Planned Annual Premium each month. The No-Lapse Guarantee period of a Single Life Policy is 10 (ten) years if the Insured's Issue Age is 70 or less; for other Single Life Policies and for all Survivorship Life Policies, this period is 5 (five) years.

No-Lapse Guarantee is not available in all states.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on the Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured while a Survivorship Life Policy is in force.

Insurance Proceeds. The Insurance Proceeds will be the Death Benefit, less any Loan Balance and any Accelerated Benefits paid (including principal and accrued interest), and any Monthly Deductions due but unpaid at death.

Death Benefit Options. You will select a Face Amount, and choose between two Death Benefit options under the Policy. Under Death Benefit Option A, the Death Benefit is generally the fixed Face Amount you select. Increases in the Policy Account Value in an Option A Policy will normally decrease the insurance company's Net Amount at Risk, on which the Cost of Insurance charges are based. For the same reason, decreases in the Policy Account Value will increase the Net Amount at Risk and increase your Cost of Insurance charges.

Under Death Benefit Option B, the Death Benefit is generally the sum of the fixed Face Amount you choose and the Policy Account Value. The Option B Death Benefit generally varies with the Policy Account Value.

You will also choose one of two tax tests to be applied to your Policy, so that the Policy can be treated as life insurance under Federal tax law. In some circumstances, these tests may increase the Death Benefit and Cost of Insurance under Option A or Option B.

Extended Maturity. If an Insured is alive when the Policy reaches its Extended Maturity date, the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value. No new Premiums will be accepted, but the Owner retains other rights under the Policy as described in "Extended Maturity" below. The Extended Maturity date is: for a Single Life Policy, the Policy Anniversary nearest the Insured's 100th birthday; for a Survivorship Life Policy, the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. Insurance Proceeds immediately after the Extended Maturity date may be far less than before that date.

This feature does not apply in Florida. See "Extended Maturity - Florida Residents" for more information.

POLICY ACCOUNT VALUE AND CASH SURRENDER VALUE

Policy Account Value is the total value of your accounts in the Investment Options, the Fixed Account and the Loan Collateral Account. Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

Policy Account Value and Cash Surrender Value may vary from day to day, depending on the investment performance of the Investment Options you choose, interest we credit to the Fixed Account, transactions you request, Loan interest and collateralization, and periodic charges.

  Investment Options

You may direct your Net Premiums to one or more of fifty Investment Options of Fidelity Investments Variable Life Account I (the "Variable Account"). Each Investment Option invests exclusively in one of the mutual funds ("Funds") described in "The Funds" below. The Funds are managed or sub-advised by Fidelity Management & Research Company ("FMR"), Strategic Advisers®, Inc. ("Strategic Advisers"), an affiliate of FMR, Geode Capital Management, LLC ("Geode"), Morgan Stanley Investment Management Inc. ("Morgan Stanley"), Lazard Asset Management LLC ("Lazard"), and Invesco Advisers, Inc. ("Invesco"). Each Fund has its own investment objectives, policies and risks, as described in its separate Fund prospectus, and if available, summary prospectus. Except for the Fidelity VIP Money Market Fund, each Fund is intended as a long-term investment.

Some of the Funds are managed by FMR: Fidelity VIP Asset Manager, Fidelity VIP Asset Manager: Growth, Fidelity VIP Balanced, Fidelity VIP Consumer Discretionary, Fidelity VIP Consumer Staples, Fidelity VIP Contrafund®, Fidelity VIP Disciplined Small Cap (sub-advised by Geode), Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Energy, Fidelity VIP Equity Income, Fidelity VIP Financial Services, Fidelity VIP Growth, Fidelity VIP Growth & Income, Fidelity VIP Growth Opportunities, Fidelity VIP Growth Stock, Fidelity VIP Growth Strategies, Fidelity VIP Health Care, Fidelity VIP High Income, Fidelity VIP Index 500, Fidelity VIP Industrials, Fidelity VIP International Capital Appreciation, Fidelity VIP Investment Grade Bond, Fidelity VIP Materials, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Real Estate, Fidelity VIP Strategic Income, Fidelity VIP Technology, Fidelity VIP Telecommunications, Fidelity VIP Utilities, Fidelity VIP Value, Fidelity VIP Value Leaders, and Fidelity VIP Value Strategies.

Others are managed by Strategic Advisers, an affiliate of FMR: Fidelity VIP FundsManager® 20%, Fidelity VIP FundsManager® 50%, Fidelity VIP FundsManager® 70%, Fidelity VIP FundsManager® 85%, Fidelity VIP Investor Freedom® 2005, Fidelity VIP Investor Freedom® 2010, Fidelity VIP Investor Freedom® 2015, Fidelity VIP Investor Freedom® 2020, Fidelity VIP Investor Freedom® 2025, Fidelity VIP Investor Freedom® 2030, and Fidelity VIP Investor Freedom Income®.

Other funds are managed by:

Invesco: Invesco V.I. Global Core Equity Fund

Lazard: Lazard Retirement Emerging Markets Equity Portfolio

Morgan Stanley: Emerging Markets Debt Portfolio, Emerging Markets Equity Portfolio, and Global Tactical Asset Allocation Portfolio

  Fixed Account

You may currently allocate funds to the Fixed Account, a part of our general account that earns interest at fixed rates. We may restrict the Fixed Account's availability from time to time. We guarantee that amounts allocated to the Fixed Account will earn interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule. The fixed rate will be reset periodically. Any Funds in the Fixed Account do not fluctuate with the investment performance of our general account or of the Investment Options.

  Exchanges

You may currently transfer or "Exchange" money among the Investment Options without charge. We reserve the right to charge if you Exchange on more than twelve days during a calendar year. You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Premium payment amounts allocated to the Fixed Account during that Policy Year may not exceed $20,000. Additional Exchange policies and restrictions are described in detail in "Exchanges Among Investment Options."

SURRENDERS AND PARTIAL WITHDRAWALS

At any time while the Policy is in force, you may make a request to Surrender your Policy or to take a Partial Withdrawal of $500 or more. Upon Surrender, we will send you the Cash Surrender Value of the Policy, and the Policy will terminate. A Partial Withdrawal will reduce the Policy Account Value, Cash Surrender Value and the Death Benefit. There are no fees imposed upon Surrenders or Partial Withdrawals.

LOANS

After the first Policy Year, you may borrow money from FILI using the Policy as the only collateral for the Loan. At the time we lend you the money, we will transfer an equivalent amount from your Investment Options and Fixed Account into a Loan Collateral Account as collateral. We will charge you 6% per year on outstanding Loan Balances. The Loan Collateral Account earns 4% per year in the first ten Policy Years, and 5.75% per year thereafter.

You may repay Loans at any time and on any schedule while the Policy is in force.

ADDITIONAL BENEFITS AND RIDERS

The Single Life Policy includes an Accelerated Benefit that allows you to request payment of up to the lesser of 50% of the Net Amount at Risk or $250,000 as a living benefit, in the event the Insured is diagnosed with a terminal illness as defined in the Policy.

The Accelerated Benefit is not available in all states.

For additional charges, and subject to underwriting, you may also add these optional benefits to a Single Life Policy: (a) Children's Term Rider; and/or (b) either Total Disability Premium Payment Rider or Total Disability Waiver of Monthly Deductions Rider.

For additional charges, and subject to underwriting, you may also add the Total Disability Premium Payment Rider, on one or both Insureds, to a Survivorship Life Policy. An Estate Protection Rider may also be added to the Survivorship Life Policy, subject to underwriting.

RISK SUMMARY

INVESTMENT RISK

Investment Options. This Policy is designed for Death Benefit protection and long term asset growth. This Policy is not a short-term savings vehicle. You bear the risk that the investment performance of any Investment Options you select will be unfavorable and that the Policy Account Value will decrease. You could lose everything you invest. A comprehensive discussion of the risks of each underlying Fund may be found in the Fund's prospectus, and if available, summary prospectus.

Fixed Account. We credit Premiums you allocate to the Fixed Account with interest at a fixed rate. You bear the risk that the rate may decrease, although it will never be lower than the guaranteed rate stated in your Policy Schedule. In addition, because the Fixed Account interest rate is set for as long as 15 months, during periods of rising general interest rates you may earn less competitive rates in the Fixed Account than in variable or shorter-term instruments. Finally, the Fixed Account is subject to our claims-paying ability.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy's regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will Lapse, that is, terminate without value, unless you make sufficient Premium payments during the 61-day Grace Period. You may reinstate a Lapsed Policy if you meet certain requirements.

CREDIT RISK

As with any life insurance Policy, the Death Benefit guarantees, Rider guarantees and Fixed Account obligations depend on our ability to make payments. You are encouraged to review our financial statements, which are updated annually and available upon request in the Statement of Additional Information ("SAI").

TAX RISKS

We believe, but do not guarantee, that the Policy should be considered a life insurance Policy under Federal tax law. This means that if you do not take out a Loan, Partial Withdrawal or Surrender, you should not be deemed to have received any distributions or income from the Policy for Federal tax purposes. Moreover, the Beneficiaries should be able to exclude the Insurance Proceeds from their gross incomes, and generally should not have to pay income tax on these proceeds. Estate taxes may, however, apply. In the event the Policy were determined not to be a life insurance Policy for Federal tax purposes, however, you may be considered to be in constructive receipt of Policy Account Value, with uncertain tax consequences, and the Insurance Proceeds may be treated as taxable income to the Beneficiary.

Distributions from the Policy may be treated in two ways. If you pay Premiums in excess of certain tax guidelines, the Policy may be treated as a Modified Endowment Contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then distributions from Surrenders, Partial Withdrawals and Loans will be taxable as ordinary income to the extent there are earnings in the Policy, and taxable amounts withdrawn prior to the Owner's age 59 1/2 may also be subject to a 10 percent IRS penalty. If the Policy is not a MEC, these distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income, and generally will not be subject to the 10 percent IRS penalty.

Existing tax laws that benefit this Policy may be changed at any time.

You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

PARTIAL WITHDRAWAL RISK

Partial Withdrawals increase the risk of Lapse and reduce the Policy Account Value, Cash Surrender Value and Insurance Proceeds.

Partial Withdrawals may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

LOAN RISKS

A Policy Loan may reduce benefits, increase costs, and increase the risk of Lapse.

First, if you take a Policy Loan, we will transfer the Loan amount from the Investment Options and Fixed Account, into the Loan Collateral Account. This reduces the Cash Surrender Value and Insurance Proceeds while the Loan is outstanding.

Second, a Policy Loan, whether or not repaid, will affect Policy Account Value and Cash Surrender Value over time, because the amounts held in the Loan Collateral Account will not participate in the Investment Options or Fixed Account while the Loan is outstanding.

Third, you will pay interest on Loan balances while the Loan is outstanding.

Fourth, a Policy Loan increases the risk of Lapse by reducing the Cash Surrender Value while the Loan is outstanding.

Policy Loans may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

RISK/BENEFIT SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer assets between the Funds.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
State Tax Charge[1]	Upon any Premium payment	2.25%-3.5% of Premium payment based on applicable state tax rate
Sales Charges (Loads)	N/A	None
Surrender/Withdrawal Charges	N/A	None
Exchange Fees[2]	Upon Investment Option Exchanges above 12 per year	Up to $20 (Not currently charged)
Funds' Short-Term Redemption Fee[3]	Upon redemptions (including Exchanges) of interests in Investment Options held for less than 60 days	1% of amount redeemed

1 This charge is for applicable state taxes assessed as a percentage of Premiums received by the Company. Applicable state taxes vary between jurisdictions, and are subject to change in the event of a change in the applicable tax rate. The Company will charge only the applicable tax rate. We currently deduct only for state taxes, and not local taxes. We may begin charging for local taxes in the future, but will only do so after providing written notice to Owners. See "State Tax Charge," below.

2 You may generally make Investment Option Exchanges on up to 12 business days per calendar year free of charge.

3 The Funds that impose this fee are: Fidelity VIP Consumer Discretionary Portfolio, Fidelity VIP Consumer Staples Portfolio, Fidelity VIP Energy Portfolio, Fidelity VIP Industrials Portfolio, Fidelity VIP Financial Services Portfolio, Fidelity VIP Health Care Portfolio, Fidelity VIP International Capital Appreciation Portfolio, Fidelity VIP Materials Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Technology Portfolio, Fidelity VIP Telecommunications Portfolio and Fidelity VIP Utilities Portfolio. Any short-term redemption fees are retained by the Funds and are part of the Funds' assets.

The following table describes the fees and expenses that you will pay periodically during the time that you own a Single Life Policy, not including the underlying Funds' fees and expenses.

SINGLE LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[4] (per $1,000 of Net Amount at Risk)	Monthly
• Minimum • Maximum • Representative Insured (45-year-old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.029 per $1,000 Maximum: $83.33 per $1,000 Representative: $0.0625 per $1,000 (first ten years)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Children's Term Rider	Monthly	$5

Total Disability Waiver of Monthly Deductions Rider

(per $1.00 of Monthly Deduction Waiver)[4]

• Minimum

• Maximum

• Representative Insured

(45-year-old male nonsmoker, preferred class,
$1 million Face Amount policy)

	Monthly	Minimum: $0.03 per $1 Maximum: $0.362 per $1 Representative: $0.064 per $1

Total Disability Premium Payment Rider

(per $1.00 of Disability Benefit Amount)[4]

• Minimum

• Maximum

• Representative Insured

(45-year-old male nonsmoker, preferred class,
$1 million Face Amount policy)

	Monthly	Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.039 per $1
POLICY LOAN INTEREST RATES (Loans are optional; for details, see "Loans") • Charged on Loan Balance • Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

4 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charges shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insured's death. See "Charges and Deductions."

The following table describes the fees and expenses that you will pay periodically during the time that you own a Survivorship Life Policy, not including the underlying Funds' fees and expenses.

SURVIVORSHIP LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[5] (per $1,000 of Net Amount at Risk)	Monthly
• Minimum • Maximum • Representative Insureds (55 year old male nonsmoker, preferred class, and 50 year old female nonsmoker, preferred class)		Minimum: $0.0001 per $1,000 Maximum: $83.33 per $1,000 Representative (1st year): $0.00208 per $1,000
Unit Charge (per $1,000 of Face Amount or Face Amount Increase)	Monthly for 36 months after Issue or Face Amount Increase	$0.05 per $1000 (current charge) $0.10 per $1000 (guaranteed maximum charge)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Estate Protection Rider	N/A	None

Total Disability Premium Payment Rider

(Per $1.00 of Disability Benefit Amount) (Single Insured Rate: charges apply to each Insured selected for coverage)[5]

• Minimum

• Maximum

• Representative Insured

(55 year old male nonsmoker, preferred class)

	Monthly	Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.072 per $1
POLICY LOAN INTEREST RATES (Loans are optional; for details, see "Loans") • Charged on Loan Balance • Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

5 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charge shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insureds' death. See "Charges and Deductions."

The next item shows the current minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time you own the Policy. These expenses are deducted from Fund assets, and include management fees and all other expenses. Fund operating expenses are subject to change. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

FUNDS' OPERATING EXPENSES
	Minimum	Maximum
FUNDS' TOTAL ANNUAL OPERATING EXPENSES (as a percentage of assets)	0.10%	1.71%

General Description of Policy

The Policy belongs to you, the Owner(s) named in the Application or in a later valid assignment or transfer. While any Insured is living, the Owner(s) may exercise all of the rights and options described in the Policy.

A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership. If there are two Owners, both Owners must act together to change Beneficiaries, change the Death Benefit, or to request payment transactions, such as Surrenders, Partial Withdrawals, Loans and Accelerated Benefit payments. Either Owner may exercise other Policy rights, consistent with our then-current procedures.

PURCHASING A POLICY

We offer the Policies only in states in which we have obtained the necessary approval. To purchase a Policy, you must submit a completed Application to us at our Home Office. The minimum initial Face Amount is $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. The Single Life Policy is available if the Insured is generally between the Issue Ages of 0-85, and the Survivorship Life Policy is available generally only if both Insureds are between the Issue Ages of 21-90. We may permit exceptions to these rules in some cases. In addition, product terms and Policy availability may vary depending on applicable state requirements.

We must receive evidence of insurability, usually including a medical examination of each named Insured, that satisfies our underwriting standards before we will issue a Policy. If any proposed Owner is not also an Insured, we may also require evidence that the proposed Owner and/or the Beneficiaries have insurable interests, consistent with applicable law, in the life of each Insured. We reserve the right to modify our underwriting requirements at any time, and to reject an Application for any reason permitted by law.

Insurance coverage under the Policy will take effect on the Policy Date stated in your Policy, provided all of the following three conditions are met: (1) when we issue the Policy to you, each proposed Insured is alive and in the same condition of health as described in the Application, (2) the Minimum Initial Premium has been paid (see "Minimum Initial Premium" below), and (3) the Application and any other forms we require have been completed and returned to our Service Center. The printed Policy, together with the Application and other materials you may submit, and any Riders, endorsements or amendments attached to the Policy will constitute the entire Policy. Only the President, Secretary or Assistant Secretary of FILI will have the power to change the Policy or waive any Policy provision on our behalf.

In certain states, we may in our discretion issue a Conditional Receipt prior to issuance of a Single Life Policy. Any Premiums paid prior to issuance will be held in a non-interest bearing suspense account during the underwriting process. If the Insured dies before we issue a Single Life Policy, our liability is limited to the Premium payment amount evidenced by the Conditional Receipt unless all conditions therein are met. We will, however, pay the Insurance Proceeds in the event of the death of the Insured prior to issuance of a Single Life Policy, if, and only if: (a) we receive evidence of the Insured's insurability as of the date of the Application that is acceptable to us; and (b) this evidence shows that the Insured qualified for our Standard Underwriting Class or a higher class when the Conditional Receipt was issued.

FREE LOOK PERIOD

The law of the state in which your Policy is issued or delivered provides you with the right to cancel the purchase of your Policy for a limited period of time. The period varies by state, but is never less than ten days from the day you receive your Policy. We assume it will take five days from the day we mail the Policy until you receive it.

In most cases, money is initially placed in the Money Market option, and in most cases it remains there for the entire Free Look Period, but in certain situations described below it leaves the Money Market option before the Free Look Period ends.

In some states the length of the Free Look Period may be different depending on the source of funds, the age of the purchaser, or for some other reason.

If state law requires that we return your initial Premium payment without adjustment for investment experience during all or a portion of the Free Look Period, then during this period, all Net Premiums will be placed in the Fidelity VIP Money Market Fund. At the close of the Valuation Day in which this period expires, we will transfer your money to the Funds and/or to the Fixed Account as you specify in the Application process or in any later instructions you give us.

To cancel the purchase of your Policy, return it to our Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. If you cancel the Policy during the Free Look Period, the Company will refund: your Premium payments without adjustment for investment performance only if required by state law; otherwise the value of your Premium payments adjusted for the investment performance of the Investment Options you selected, as of the date the notice of cancellation is received. A free-looked Policy will be considered void from the beginning.

SELECTING AND CHANGING THE BENEFICIARY

The Beneficiaries are those persons properly shown in the Company's records as being Beneficiaries on the date of death of the Insured for a Single Life Policy, and the date of death of the last surviving Insured for a Survivorship Life Policy. The Beneficiaries will receive the Insurance Proceeds after the death of all Insured(s). You name Beneficiaries initially in the Application. You may change Beneficiaries in accordance with our procedures at any time while an Insured is alive, as described below.

You may designate Beneficiaries as Primary and Contingent. These designations are described below. You may also request alternate forms of Beneficiary designation, subject to our acceptance. We reserve the right to reject any Beneficiary designation we deem to be not administrable.

You can designate several Primary or several Contingent Beneficiaries. The Primary Beneficiaries that survive all Insured(s) share in any Insurance Proceeds. Shares will be equal, unless you provide otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive.

If no Primary Beneficiary survives all Insured(s), then the surviving Contingent Beneficiaries will share the Insurance Proceeds. Each Contingent Beneficiary will receive an equal share of the Insurance Proceeds, unless you have instructed us otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive. No Contingent Beneficiary will receive any Insurance Proceeds unless all of the Primary Beneficiaries die before the death of the last surviving Insured.

If you designate Beneficiary shares, your instructions must specify each share as a whole number percentage. If the total does not equal 100% for the class receiving payment (Primary or Contingent), each Beneficiary's share will be determined by using a fraction, the numerator of which is the stated percentage for the Beneficiary, and the denominator of which is the total of the percentages for the Beneficiaries who will receive payment.

If all named Beneficiaries die before the death of the last surviving Insured, we will pay the Insurance Proceeds to any surviving Owner(s). If no Owner survives, we will pay the estate of the last surviving Owner.

The consent of each irrevocable Beneficiary, if any, is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and exchanging among Investment Options and the Fixed Account.

You can change any Beneficiary, other than an irrevocable Beneficiary, while an Insured is alive by providing us with written notice, in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem to be not administrable, and may in our discretion require evidence that the proposed Beneficiary has an insurable interest, consistent with applicable law, in the life of each Insured. Any Beneficiary change is effective as of the date we receive your written notice in good order. We are not liable for any payment or other actions we take consistent with valid Beneficiary designations we have on file at the time of the payment or action.

A Beneficiary generally may not pledge, commute, or otherwise encumber or transfer payments under the Policy before they are due.

DEATH OF OWNER

If you, the Owner, are not an Insured and if you die while an Insured is still alive, ownership of the Policy will generally pass to your estate. If you are the Insured under a Single Life Policy or the second Insured to die under a Survivorship Life Policy, we will pay Insurance Proceeds upon your death as described below under "Death Benefit."

TRANSFERRING OWNERSHIP AND ASSIGNING POLICY RIGHTS

Any Owner may request to transfer his or her ownership interest of the Policy to a new Owner by providing a written notice to us at any time while an Insured is alive. If you transfer ownership, your ownership rights terminate and the new Owner will succeed to all of your rights under the Policy. Transferring ownership does not change the Beneficiary, and all such transfers are subject to any outstanding Policy Loan.

You may also request to assign specific Policy rights to a creditor as collateral for a new or pre-existing obligation. Such an assignment does not cause a change of ownership, but your ownership rights and the interests of any Beneficiary will be subject to the assignment. Assignments of rights are subject to any outstanding Policy Loan. We may require the written consent of a collateral assignee to exercise certain Policy rights, such as Surrenders, withdrawals, Loans and the Accelerated Benefit Payments.

We may in our discretion require evidence that any proposed transferee or assignee has an insurable interest, consistent with applicable law, in the life of the Insured, and we may refuse a request for a transfer of ownership or for an assignment for any reason as permitted or required by law.

With respect to ownership transfers or assignments of Policy rights, we are not:

  bound by any ownership transfer or assignment unless and until we receive a written notice of the transfer or assignment in good order at our Service Center;
  responsible for the validity of any ownership transfer or assignment or determining the extent of an assignee's interest;
  liable for any payment we make before we receive written notice of the transfer or assignment at our Service Center; or
  bound by an ownership transfer to more than one person, except for transfers to married couples and to unmarried individuals where required by law.

Transferring ownership of the Policy or assigning Policy rights may have tax consequences. See "Tax Treatment." You should consult a qualified tax advisor before making any transfer or assignment.

OTHER BENEFITS AND RIDERS

PLEASE NOTE: "Benefits" are included with each Policy for no additional charge. "Riders" are separate forms that can be added to your Policy, usually for additional costs, to provide additional insurance benefits. You must generally apply for Rider coverage when you apply for the Policy itself. We may decline or limit Rider coverage in accordance with our underwriting standards or for any reason permitted by law. Riders may not be available in all states. Rider forms may vary from state to state.

The Benefit and Rider descriptions below are summaries only; you should review the Benefit and Rider forms themselves for more complete terms and conditions.

1. SINGLE LIFE POLICY BENEFIT AND RIDERS

  Accelerated Benefit. This benefit allows you to request partial payment of the Insurance Proceeds as a living benefit if the Insured is diagnosed with a terminal illness and is expected to live less than 12 months. We may require evidence of the terminal illness, as defined in the Benefit, before making payment. The amount available as a benefit is up to fifty percent (50%) of the Net Amount at Risk (Death Benefit less Policy Account Value), up to a maximum of $250,000. We place a lien against the Insurance Proceeds equal to the amount of the Accelerated Benefit payment, plus interest at an annual rate of six percent (6%) from the date of Accelerated Benefit payment until the time of death; the lien has the effect of reducing the Insurance Proceeds payable at death. After a payment of this benefit, we will continue to make Monthly Deductions based on the entire Net Amount at Risk. A payment of this benefit will not affect the Policy Account Value, Cash Surrender Value or Policy Loans. This benefit is included as part of your Single Life Policy for no additional charge. This benefit is not available in all states.

Receipt of Accelerated Benefit payments may have tax consequences. You should consult a qualified tax advisor before requesting any Accelerated Benefit payment.

  Children's Term Rider. This Rider provides $10,000 term life insurance coverage on each of the Insured's children named in the Application and on each child later born to or adopted by the Insured. Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect, and terminates on the earlier of the Insured's age 65 or as each child turns age 25. You can apply for this Rider at the time of Application for the Policy or at the birth or legal adoption of the first child of the Insured. See the Rider for complete details of the coverage.
  Total Disability Riders. You can purchase one of two total disability Riders, in connection with your initial Policy application, as long as the Insured is at least 18 and under 65 when the Policy is issued.

Total Disability Premium Payment Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of the one-twelfth (1/12) of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met.

Total Disability Waiver of Monthly Deductions Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived while total disability continues and other requirements are met.

Limitations On Both Total Disability Riders. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. You can only elect one of the two Total Disability Riders. We reserve the right to require evidence of the disability before making payment under these Riders, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.

2. SURVIVORSHIP LIFE POLICY RIDERS

  Total Disability Premium Payment Rider(s). This Rider can be purchased for either or both Insureds in connection with your initial Policy Application. It provides that during periods of the covered Insured(s)' total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of one-twelfth (1/12) of the Planned Annual Premium or $2500, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. We reserve the right to require evidence of the disability before making payment under this Rider, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.
  Estate Protection Rider. This Rider provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years. You may apply for this Rider in connection with your initial Policy application. See the Rider for complete details of the coverage.

PREMIUMS, POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

1. PREMIUMS

The Policy is a flexible Premium Policy. This means that, subject to certain requirements described below, you may decide when to make Premium payments and in what amounts.

  Minimum Initial Premium

You must make a Minimum Initial Premium in order for coverage to take effect. Your Minimum Initial Premium will be at least: the Planned Annual Premium if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two month's worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT). We calculate the Minimum Initial Premium based on several factors, including your choice of Face Amount, the Insured's age, sex (in most states) and underwriting classification, and, for a Survivorship Life Policy, by Rider selected.

  Subsequent Premium Payments

After you pay the first Premium, you can pay subsequent Premiums at any time. Each subsequent Premium payment must be at least $50.

When the Policy is issued, we will provide you with a planned Premium payment schedule reflecting your choice of an annual or semi-annual payment schedule, or a monthly payment schedule if you make payments under our EFT (electronic funds transfer) program. You may select a monthly EFT payment schedule of $100 or more for us to automatically deduct Premiums from your bank account, or from your eligible Fidelity mutual fund or brokerage account.

You are not required to pay Premiums according to the planned Premium payment schedule. It is your responsibility, however, to pay enough Premiums to avoid Lapse of the Policy. For additional information, please see "Lapse and Reinstatement" and "No-Lapse Guarantee," below.

We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, (1) the Premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code (see "Federal Tax Considerations"); or (2) the Premium would make your Policy a MEC under the Internal Revenue Code (see "Federal Tax Considerations"); or (3) the Premium would increase the Net Amount at Risk, unless you provide us with satisfactory evidence of each Insured's insurability. This could occur if the Death Benefit is based on the Policy Account Value times the applicable Internal Revenue Code factor. See "Death Benefit" below.

If you have an outstanding Policy Loan, you should instruct us whether to credit your payments either as Premium payments or as Loan repayments. (See "Policy Loans.") Finally, you may not pay any Premiums after the Policy's Extended Maturity date, although you may make Loan repayments after that date. (See "Extended Maturity.")

  Method of Payment

You may pay for the Premiums with a personal check drawn on a U.S. bank subject to our approval. We reserve the right to refuse a personal check for any reason. You may also make Premium payments by moving money from your Fidelity mutual fund or brokerage account, or under our EFT program. You may also request that we accept proceeds from another life insurance contract in a transaction that qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code. However, if we agree to process a requested 1035 exchange, we are responsible only for actions we take and are specifically not responsible for the performance of the transferring insurance company, for the timing of the transfer or for any adverse tax consequences.

  Purchase Payments Made with Returned Checks or Unfunded Electronic Funds Transfers

If you make a Premium payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Premium payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will: (1) reverse the transaction; and (2) if the reversal results in a loss of more than one thousand dollars ($1,000.00) to us, redeem a sufficient number of Investment Option units at the then-current unit values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options and the Fixed Account in which you are invested.

If you do not have sufficient value in your Cash Surrender Value, we may take legal action against you to recover any remaining losses we have incurred.

Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

  Allocating Premiums Among Investment Options and Fixed Account

You choose how to allocate your Premium payments among the Investment Options and the Fixed Account, and the percentage to be allocated to each. These options are described below, under "Investment Options and Funds" and "The Fixed Account."

For the initial Premium payment, you choose the allocation on the Application or otherwise in writing before the Policy is issued. During the Free Look Period, Premiums will be credited as described in the "Free Look Period" above. After the Free Look Period, additional Net Premiums allocated to the Investment Options will be credited to your Policy based on the next computed value of an Investment Option unit following receipt of your payment at the Service Center. Net Premiums allocated to the Fixed Account will be credited under your Policy as of the date the payment is received at our Service Center.

For subsequent Premium payments, you may send allocation instructions to our Service Center in accordance with our then-current procedures. We do not accept instructions by fax or electronic mail. If you make a subsequent Premium payment and do not give us allocation instructions for it, we will allocate it among the Investment Options and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt in good order at our Service Center, and will apply only to Premium payments received on or after that date.

Instructions may be expressed in dollars or in percentages. All instructions must be in whole numbers, not decimals or fractions. If you give us instructions that are unclear or incomplete, your Premium payment and any future Premium payments will be allocated to the Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

If you pay Premium payments monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. We may discontinue the availability of the Fixed Account for transfers from the Investment Options, or for Premium payments, at any time. These limits may vary in certain states; please review your Policy for specific terms.

You should verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction, you should notify the Service Center promptly. We will not be responsible for losses due to unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

2. POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

The Policy Account Value is the starting point for calculating values under a Policy. The Policy Account Value:

  equals the sum of a Policy's Fixed Account value, all Investment Option values, and Loan Collateral Account value;
  is determined on each Valuation Day after the Policy becomes effective; and
  has no guaranteed minimum amount and may be more or less than Premiums paid.

The Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

For each Investment Option to which you allocate Premiums, the Investment Option value is equal to the number of Investment Option units held by the Policy multiplied by the Investment Option's unit value at the end of each Valuation Day. Your Policy's number of units in any Investment Option is the sum of all units purchased with Premium payments or Exchanges, minus the sum of all units redeemed as a result of transactions you have requested (including Exchanges, withdrawals, Surrenders or Loans) and units we have redeemed for Policy charges or to pay Policy benefits.

The value of each Investment Option's accumulation units will be calculated as of the close of business (normally 4:00 p.m. Eastern Time) on each day that there is trading on the New York Stock Exchange ("Valuation Day"). The unit value changes on each Valuation Day based on the total return of the Investment Option. The total return reflects the investment performance of the Fund in which the Investment Option invests and is net of the asset charges to the Investment Option. Shares of the Funds are valued at their net asset values as described in the Funds' prospectuses. Any dividends or capital gains distributions from a Fund are reinvested in that Fund.

The Policy is "non-participating," meaning there are no dividends. Investment results of the Investment Options are reflected in the Policy Account Value and certain other Policy features.

The investment performance of the Investment Options and underlying Funds, Policy expenses and deduction of charges will affect your Policy Account Value and Cash Surrender Value, and may also affect the amount of your Death Benefit. You bear the entire investment risk for amounts you allocate to the Investment Options. You should periodically review your allocation strategy in light of market conditions and your overall financial objectives.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on a Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured (that is, after both Insureds have died) while a Survivorship Life Policy is in force. If all named Beneficiaries die before the Insured, or the last surviving Insured in a Survivorship Life Policy, we will pay the Insurance Proceeds to any surviving Owner(s); if no Owner survives, to the estate of the last surviving Owner.

We will make payment in a lump sum, unless you have agreed with us to a different method of payment. Please contact our Service Center for customer service concerning payment options.

The Insurance Proceeds equal:

  the Death Benefit (described below); minus
  any unpaid monthly charges; minus
  any Loan Balances, including any accrued but unpaid interest; minus any payment made under the Accelerated Benefit, including any accrued but unpaid interest on such a payment.

We calculate the Death Benefit and Insurance Proceeds as of the Valuation Day on or next following: the date of the Insured's death for a Single Life Policy; the date of death of the last surviving Insured for a Survivorship Life Policy. We will transfer the amounts allocated to Investment Options to the Money Market Investment Option upon receipt of notice of such Insured's death, while we review or process a death claim. We will also pay interest on Insurance Proceeds to the extent required by applicable state law.

Once we have received due proof of the Insured's death that is acceptable to us, we will ordinarily pay the Insurance Proceeds to the Beneficiaries within 15 days. These payments may be delayed in the event that we exercise our right to seek additional evidence, see "Policy Validity" below, or in the event of difficulty locating a Beneficiary or determining the correct Beneficiaries.

Upon the payment of Insurance Proceeds, and any additional benefits then due under a Policy Rider, the Policy and all Riders will terminate, except that a Children's Term Rider will continue in force until its termination as described in the Rider.

  SETTING THE DEATH BENEFIT AT PURCHASE

When you apply for a Policy, you will need to make three decisions in order to set the Death Benefit:

(1) Select a Face Amount of insurance coverage.

(2) Choose Death Benefit Option A or Option B, which determines how the Policy Account Value will affect the Death Benefit.

(3) Choose the tax test we will apply to assure that your Policy is considered life insurance under the Internal Revenue Code.

You can request a hypothetical illustration that shows how each of these decisions affects the benefits of the Policy. You may wish to consult a financial planning or tax professional for additional advice.

Face Amount. The Face Amount sets a minimum level for the Death Benefit. You should pick a Face Amount that satisfies your need for insurance and that you can afford.

Death Benefit Options. This Policy provides two Death Benefit options: Option A and Option B.

Under Option A, the Death Benefit is the greater of:

(1) the Face Amount; or (2) the minimum death benefit under the tax test you select.

Under Option B, the Death Benefit is the greater of:

(1) the Face Amount plus the Policy Account Value; or (2) the minimum death benefit under the tax test you select.

Under either option, the Death Benefit is reset to equal the Policy Account Value on the Extended Maturity date. See "Extended Maturity" below.

If you are comfortable with a fixed Face Amount of insurance coverage and prefer that increases, if any, in Policy Account Value reduce insurance costs, you can choose Option A. Cost of Insurance charges are based on a Policy's Net Amount at Risk, which is the difference between Death Benefit and Policy Account Value. Under Option A, increases in Policy Account Value generally reduce the Net Amount at Risk, while decreases in Policy Account Value generally increase the Net Amount at Risk.

If you prefer to have increases in Policy Account Value, due to Premium payments and/or favorable investment performance, reflected in a variable Death Benefit, you can choose Option B. If you choose Option B and your Policy Account Value increases, it will be reflected in an increased Death Benefit; if, however, your Policy Account Value declines, your Death Benefit will decrease. Policy Account Value may decline due to adverse investment experience and/or Policy charges and deductions, if not offset by Premium payments.

The amount of the Death Benefit may vary with the Policy Account Value:

(1) Under Option A, the Death Benefit will vary with the Policy Account Value only when the applicable tax test requires that the Death Benefit exceed the Face Amount. This may occur when the Policy Account Value is large in relation to the Death Benefit. (See "Tax Test" below.) The Death Benefit will also vary after the Extended Maturity date. See "Extended Maturity" below.

(2) Under Option B, the Death Benefit will always vary with the Policy Account Value.

Tax Test. In order to be treated as life insurance under Federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test. These tests generally impact the Death Benefit when an Owner has a relatively large Policy Account Value in relation to the Face Amount.

You will be asked to specify on your Policy Application whether you choose the Guideline Premium Test (GPT) or the Cash Value Accumulation Test (CVAT), except that if the Insured on a Single Life Policy is 75 years old or more on the Issue Date, the CVAT will automatically apply. The GPT generally gives Owners the ability to minimize insurance costs by maintaining a lower Net Amount at Risk over the life of the Policy. (The Net Amount at Risk is the difference between the Death Benefit and the Policy Account Value, and is the basis for monthly Cost of Insurance charges.) The CVAT, on the other hand, enables an Owner to pay in a greater amount of Premium in the early years of the Policy. Once the Policy is issued, you cannot change the tax test. You should consult a qualified tax advisor regarding your choice of tax tests.

Under the GPT, a Policy's Death Benefit will not be less than the Policy Account Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy Account Value by a percentage that decreases over time, are shown in the Table of Guideline Premium Test Percentages in your Policy and in the SAI. They are summarized below, based on the Insured's age or, for Survivorship Life Policies, the younger Insured's age, at the start of each Policy Year (for attained ages not shown, percentages decline pro rata each year):

Insured's Attained Age	GPT Corridor Factor	Insured's Attained Age	GPT Corridor Factor
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

Under the CVAT, the Death Benefit will not be less than: (a) 1000 times the Policy Account Value, divided by (b) the Net Single Premium Factor per $1,000 of Death Benefit. The net single premium factors vary based on each Insured's sex, underwriting class, age at Issue and Policy Year, and are shown in your Policy.

  CHANGING THE DEATH BENEFIT AFTER PURCHASE

After the first Policy Year and while the Policy is in force, you may make a written request to change the Face Amount or the Death Benefit option or both. Any such change may affect the Net Amount at Risk over time, which would affect the monthly Cost of Insurance charge. We reserve the right to discontinue allowing such changes.

We generally do not permit more than one such change in any 12 month period, and we do not permit changes while benefits are being paid under any Disability Rider. We reserve the right to reject any change that may, in our opinion, result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. We also reserve the right to require additional written instructions from you in the event that the requested change may, in our opinion, make your policy a MEC under the Internal Revenue Code. A change of Face Amount or Death Benefit option may have unfavorable tax consequences. You should consult a qualified tax advisor before making any change to the Face Amount or the Death Benefit.

In order to request a change of your Face Amount or Death Benefit option, you must submit a written request. If you request an increase in Face Amount or a change in Death Benefit option which, in our opinion, increases our insurance risk, you must also provide additional evidence of the Insured's insurability, as well as any additional paperwork we may require, to our Service Center. The effective date of any requested change in your Death Benefit will be the next monthly Policy Processing Day following the date when we approve your request for a change. A change in Face Amount or Death Benefit option has the effect of amending your Policy terms, and we will send you new Policy schedule pages to reflect this change.

Increasing the Face Amount. You may request an increase in the Face Amount by submitting a written Application and providing evidence of insurability satisfactory to us at our Service Center.

  The minimum increase is $50,000.
  We will require that, on the effective date of an increase, and taking the increase into account, the Cash Surrender Value be at least equal to the monthly charges then due.
  An increase will be effective on the next Policy Processing Day following the date we approve the change, provided that an Insured is living on that date.
  The total Net Amount at Risk will be affected, which will increase the monthly Cost of Insurance charges.
  Each increase in Face Amount will have its own Underwriting Class and Cost of Insurance Rates as determined at the time of the increase.
  We reserve the right to limit increases in the Face Amount to one increase in any twelve (12) month period.

Decreasing the Face Amount. You may request a decrease in the Face Amount by submitting a written request to decrease the Face Amount, but you may not decrease the Face Amount below the applicable minimum initial Face Amount (generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy). See "Purchasing a Policy" above.

  The minimum decrease is $25,000.
  Any decrease will be effective on the next Policy Processing Day following the date we approve your request.
  To apply the decrease, we will first reduce any increases in the Face Amount, starting with the most recent. Then we will reduce the initial Face Amount.

A decrease in Face Amount generally will decrease the Net Amount at Risk, on which the Cost of Insurance charges are based. For purposes of determining the Cost of Insurance charge, any decrease in Face Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to the Policy's Net Amount at Risk may increase. See "Cost of Insurance" below.

Changing Death Benefit from Option A to Option B. In order for us to approve a change from Option A to Option B:

  The Policy must be in force;
  The current Face Amount must be greater than the minimum Death Benefit required by Section 7702 of the Internal Revenue Code; and
  The change must not reduce the Face Amount below the minimum Face Amount we require to issue a Policy.

If we approve a request from Option A to Option B, the following will occur:

  We first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount) by the Policy Account Value;
  The Death Benefit will not change on the effective date of the change, but thereafter the Death Benefit will vary daily with changes in Policy Account Value;
  The Face Amount will be the Net Amount at Risk and will generally remain level after the change. This means there may be a relative increase in the Cost of Insurance charges, which are based in part on Net Amount at Risk, as the Insured ages, because increases in Policy Account Value, if any, will not reduce the Net Amount at Risk;
  If you also request that the Face Amount stay the same after the change, the change will increase the Net Amount at Risk and the Monthly Deduction applied to your Policy Account Value.
Example:
Change Death Benefit From Option A to Option B	Option A (Before Change)	Calculation: Subtract Policy Account Value	Option B (After Change)
Face Amount	$ 300,000	-$ 50,000	$ 250,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000

Changing Death Benefit from Option B to Option A. In order for us to approve a change from Option B to Option A, the Policy must be in force.

If we approve a request from Option B to Option A, the Face Amount will be increased by the Policy Account Value on the effective date of the change.

Example:
Change Death Benefit From Option B to Option A	Option B (Before Change)	Calculation: Add Policy Account Value	Option A (After Change)
Face Amount	$ 250,000	+$ 50,000	$ 300,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000
  POLICY VALIDITY

Contestability and Suicide provisions vary according to requirements of state law. This section describes FILI's basic Policy terms, but you should review your Policy for the specific terms.

Except for Policy Lapse, we will not contest the validity of a Policy after it has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years continuously from the Issue Date and for 2 years after any Policy reinstatement, or a shorter period if required by state law. Similarly, we will not contest the validity of a Death Benefit change requiring underwriting after such change has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years, or a shorter period if required by state law. If we wish to contest the validity of a Survivorship Life Policy based on a material misrepresentation concerning the first Insured to die, we will notify you within 12 months after we have received proof of that Insured's death.

If a Policy, or a change in Death Benefit requiring underwriting, has been in force less than two years, or if a reinstated Policy has been in force less than two years from the date of reinstatement, we can contest the validity of the Policy or Death Benefit change on the grounds of any misrepresentation of a material fact in the applicable Policy, reinstatement or Death Benefit change application.

We reserve the right to obtain evidence of the fact, manner and cause of death of any Insured, including the first Insured to die under a Survivorship Life Policy. You and your Beneficiaries agree to provide us with reasonably timely notice of the death of each Insured, including the first Insured to die in the case of a Survivorship Life Policy, so that our rights are not prejudiced by delay.

If an Insured, whether sane or insane, dies by suicide within two years after the Issue Date or within 2 years of any Policy reinstatement, or within the maximum period permitted by state law, if less, the following will occur:

  a Single Life Policy will terminate;
  a Survivorship Life Policy will terminate upon the suicide of either Insured during the time period if permitted by state law; otherwise the Policy will terminate only upon the suicide of the second Insured to die within the time period.

If a Policy terminates due to a suicide, our liability will be limited to the Premiums paid for the Policy, less Loans and withdrawals.

If an Insured, whether sane or insane, dies by suicide within two years after a change in Death Benefit requiring underwriting, or within the maximum period permitted by state law, if less, our liability will be limited to the Insurance Proceeds that would have been payable if the change had not taken effect, plus any additional Cost of Insurance charges taken as a result of the change.

If the age or sex of an Insured is misstated in the Policy Application, the following will occur:

  if we discover the misstatement while any Insured is living, we will retroactively adjust the Policy Account Value and the Cash Surrender Value to reflect the Monthly Charges that would have applied if the Policy had correctly stated the age and sex of each Insured;
  if we discover the misstatement after the death of the Insured in a Single Life Policy or after the death of both Insureds under a Survivorship Life Policy, we will change the Face Amount, Death Benefit and Insurance Proceeds, as well as any Death Benefit payable under any Riders, to reflect the amount that would be purchased by the most recent deductions for the Cost of Insurance and applicable Riders, applying each Insured's correct age and sex.

Any modifications or waiver of our rights under a Policy are valid only if they are in writing and signed by the President, Secretary, or Assistant Secretary of FILI. We may modify the Policy to the extent necessary or appropriate to conform to applicable law, to assure continued qualification of the Policy as a life insurance Policy under Federal tax laws, or to reflect a change in the operation of the Variable Account. We will send you an endorsement to the Policy to reflect any such modifications.

EXTENDED MATURITY

A Single Life Policy Extended Maturity begins on the Policy Anniversary nearest the Insured's 100th birthday. A Survivorship Life Policy Extended Maturity begins on the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. At this time:

  we will discontinue Monthly Deductions;
  the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value, without regard to the Face Amount or Death Benefit option chosen;
  we will not accept any new Premiums or, in most states, make any new or additional Policy Loans;
  any Policy Loans will continue in place and interest will continue to accrue unless and until the Loans are repaid; and
  the Owner retains all other rights under the Policy.

The tax consequences of continuing the Policy during Extended Maturity are not clear. You should consult a qualified tax advisor if you intend to do so.

Florida Residents: This Extended Maturity feature is not available in Florida. For Florida residents, the Single Life Policy will mature on the Policy Anniversary nearest the Insured's 100th birthday, if the Insured is still living on that day. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the Policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account. The Survivorship Life Policy will mature on the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the Policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account.

Facts About the Insurance Company, Variable Account, Investment Options
and Fixed Account

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

Fidelity Investments Life Insurance Company ("we" or "FILI") issues the Policy, and is obligated to pay all amounts promised under the Policy. FILI's financial statements appear in the SAI. Our principal executive offices are located at 100 Salem Street, Smithfield, Rhode Island 02917.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Life Account I ("Variable Account") is a separate investment account of FILI, and was established on July 22, 1987. It is used to support the variable universal life policies described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). The Variable Account's financial statements appear in the SAI. The Variable Account is divided into subaccounts ("Investment Options").

Income, gains, and losses credited to, or charged against, an Investment Option reflect the Investment Option's own investment performance and not the investment performance of our other assets. We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised under the Policy.

INVESTMENT OPTIONS AND FUNDS

There are currently fifty Investment Options in the Variable Account. Each Investment Option invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund's assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

The following table describes the Funds' investment objective and lists each Fund's investment adviser and principal sub-adviser, if any. This information is just a summary for each underlying Fund. There is, of course, no assurance that any Fund will meet its investment objective. You should read the Fund's prospectus, and if available, summary prospectus for more information about that particular Fund.

The names and investment objectives of the below Funds may be similar to those of other funds available through the same Investment Adviser; however, the performance of such funds may differ significantly.

Fund	Investment Objective	Investment Adviser/Principal Sub-Adviser
FIDELITY
Fidelity VIP Asset Manager Portfolio	Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity Management & Research Company
Fidelity VIP Asset Manager: Growth Portfolio	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity Management & Research Company
Fidelity VIP Balanced Portfolio	Seeks income and capital growth consistent with reasonable risk	Fidelity Management & Research Company
Fidelity VIP Consumer Discretionary Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Consumer Staples Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Contrafund® Portfolio	Seeks long-term capital appreciation	Fidelity Management & Research Company
Fidelity VIP Disciplined Small Cap Portfolio	Seeks capital appreciation	Fidelity Management & Research Company/Geode Capital Management, LLC
Fidelity VIP Dynamic Capital Appreciation Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Energy Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Equity-Income Portfolio

Seeks reasonable income while also considering the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index

Fidelity Management & Research Company
Fidelity VIP Financial Services Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Freedom 2005 Portfolio	Seeks high total return with a secondary objective of principal reservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal reservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objectives of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom Income® Portfolio	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 20% Portfolio	Seeks high current income and, as a secondary objective, capital appreciation	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 50% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 70% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 85% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP Growth Portfolio	Seeks to achieve capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth & Income Portfolio	Seeks high total return through a combination of current income and capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth Opportunities Portfolio	Seeks to provide capital growth	Fidelity Management & Research Company
Fidelity VIP Growth Stock Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth Strategies Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Health Care Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP High Income Portfolio	Seeks a high level of current income, while also considering growth of capital	Fidelity Management & Research Company
Fidelity VIP Index 500 Portfolio	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity Management & Research Company/Geode Capital Management, LLC
Fidelity VIP Industrials Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP International Capital Appreciation Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Investment Grade Bond Portfolio	Seeks as high level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
Fidelity VIP Materials Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Mid Cap Portfolio	Seeks long-term growth of capital	Fidelity Management & Research Company
Fidelity VIP Money Market Portfolio	Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity Management & Research Company
Fidelity VIP Overseas Portfolio	Seeks long-term growth of capital	Fidelity Management & Research Company
Fidelity VIP Real Estate Portfolio	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity Management & Research Company
Fidelity VIP Strategic Income Portfolio	Seeks high level of current income. The fund may also seek capital appreciation	Fidelity Management & Research Company
Fidelity VIP Technology Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Telecommunications Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Utilities Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Leaders Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Strategies Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
INVESCO
Invesco V.I. Global Core Equity Fund*	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers	Invesco Advisers, Inc.
LAZARD
Lazard Retirement Emerging Markets Equity Portfolio	Seeks long-term capital appreciation	Lazard Asset Management LLC
MORGAN STANLEY
Emerging Markets Debt Portfolio	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Investment Management Inc.
Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc.
Global Tactical Asset Allocation Portfolio	Seeks total return	Morgan Stanley Investment Management Inc.

* Formerly known as Invesco Van Kampen V.I. Global Value Equity Fund.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 800-544-2442 or visiting Fidelity.com.

VOTING RIGHTS

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the 1940 Act or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

We calculate the number of shares that you may instruct us to vote by dividing your Policy Account Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

RESOLVING MATERIAL CONFLICTS

The Fidelity Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish. The other Funds may be offered to qualified plans as well as to insurance company separate accounts.

Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

CHANGES IN INVESTMENT OPTIONS

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Policies.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, a change in a Fund's investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain any required SEC and other approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered our general account as an investment company under the 1940 Act. Interests in the Fixed Account are generally not subject to the provisions of those laws, and FILI has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account and our general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account is a portion of our general account. You may allocate a portion of your Premium payments or transfer a part of your Policy Account Value to the Fixed Account. The value of your interest in the Fixed Account does not fluctuate with the investment experience of our general account or the investment experience of the Investment Options.

We guarantee that money held in the Fixed Account will accrue interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule.

When you allocate money to the Fixed Account, we assign an interest rate to that amount. The rate will be guaranteed for a period of time. The length of that period will depend on when you allocate the amount to the Fixed Account.

When the initial guaranteed period ends, we will assign a new rate to that amount, and the new rate will be guaranteed for a period of at least one year. At the end of each guaranteed period we will set a new rate, each time for a period of at least one year.

Different rates may apply to different amounts in the Fixed Account. The rate for a given amount will depend on when that amount was first allocated to the Fixed Account. Also, the interest rate we apply to any particular amount will vary from time to time.

We reserve the right to limit or discontinue at any time the availability of the Fixed Account, both for transfers from the Funds and for Premium payments. If you attempt to allocate any portion of a Premium payment to the Fixed Account in excess of permitted amounts, we will place any excess in the Money Market Investment Option.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or of any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy year. These limits may vary in certain states; please review your policy for specific terms.

MAKING EXCHANGES AMONG INVESTMENT OPTIONS AND FIXED ACCOUNT

In general, you may make transfers of money ("Exchanges") among the Investment Options and/or the Fixed Account by sending us instructions in writing with your original signature or by calling us. We do not accept instructions by fax, electronic mail or via the internet, or instructions that are not in good order under our then-current procedures.

We do not currently impose any charges when you make Exchanges but we reserve the right to impose a charge if you make Exchanges on more than twelve days during a calendar year. Certain Funds do, however, impose a short-term redemption fee. See "Certain Funds Impose a Short-Term Redemption Fee" below.

Making excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund's expenses. We may limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each Policy Year and we may limit the number of Exchanges permitted. We may also require you to submit your Exchanges by mail.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

  Making Exchanges by Telephone

Currently you may make Exchanges by telephone up to 18 days in each calendar year. You may make Exchanges on additional days only by a letter to our Service Center.

We reserve the right to revise or terminate your ability to make Exchanges by telephone. We also reserve the right to limit the amount of any telephone Exchange or to reject any telephone Exchange.

We will not be responsible for any losses resulting from unauthorized telephone Exchanges if we follow reasonable procedures designed to verify the identity of the caller. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Service Center immediately if you find any discrepancies. We will not be responsible for losses resulting from unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

  Use of Market Timing Services

Some Owners desire to use firms or individuals who engage in market timing. Market timing services usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners of variable life insurance policies or variable annuity contracts who allocate money to the Funds.

To protect Owners not using market timing services, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one person. We also reserve the right to reject Exchange instructions we receive from a market timing firm or other third party that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners of variable life insurance policies or variable annuity contracts. In the event we reject an Exchange without a prior warning, we will promptly notify the party requesting the Exchange of the rejection by telephone, in writing or in the manner the request was made.

  Short-Term Trading Risk

Frequent Exchanges among Investment Options by Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, annuitants, Insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent Exchanges may reduce the mutual fund's performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's net asset value.

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These Funds carry a significant risk that short-term trading may go undetected. The Funds themselves generally cannot detect individual Owner Exchange activity, because they are owned primarily by insurance company separate accounts that aggregate Exchange orders from Owners of individual Policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by Owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the mutual funds' prospectuses for specific information about the Funds' short-term trading policies and risks.

  FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or Exchanges) as described below. If requested by the underlying mutual funds, FILI will consider additional steps to discourage frequent trading of shares of those Funds, not inconsistent with the policies and procedures described below.

Owners who engage in frequent trading may be subject to temporary or permanent restrictions as described below on future purchases or Exchanges in a Fund, and potentially in all Fidelity Funds. Further, Owners who have engaged in frequent trading in other Fidelity Funds - or in Other Funds - may be subject to temporary or permanent restrictions on purchases or Exchanges in those Funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Policy, at any time without notice to Owners.

Although there is no minimum holding period and Owners can make withdrawals or Exchanges out of any Investment Option at any time, Owners may ordinarily comply with FILI's policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account's entire purchase or Exchange transaction at any time, which would make FILI unable to execute Owner purchase, withdrawal or Exchange transactions involving that Fund on that trading day. FILI's policies and procedures are separate and independent from any policies and procedures of the underlying mutual funds, and do not guarantee that the mutual funds will not reject Variable Account orders.

Frequent Trading Monitoring and Restriction Procedures. FILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Policy over a rolling 12 month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or Exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction, at least two of which are completed on different business days, within any rolling 12 month period, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies issued by FILI or its affiliate, that they own. This rule will apply even if the four or more roundtrips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another roundtrip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is re-started and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. "U.S. Mail-Only" for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Policy owned or controlled commonly with a Policy subject to the above restrictions, or in respect to any Policy owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions. FILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Money Market Investment Option;

(2) Transactions of $1,000 or less will not count toward the roundtrip limits (both ends of the roundtrip must exceed this threshold);

(3) Dollar cost averaging, automatic rebalancing and automatic Premium payment programs via electronic funds transfer ("EFT") will not count toward an Investment Option's roundtrip limits;

(4) FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all Owners.

  Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Day in which we receive the request at our Service Center. Generally the purchase of Investment Option units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option ("Source") that invests in an equity Fund that is in an illiquid position due to substantial redemptions or Exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option ("Target") that invests in a Money Market Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Source Investment Option obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the Source Investment Option will remain as a fixed obligation of the Source Investment Option and will not participate in the investment results of either the Source or the Target Investment Option.

  Exchanges To and From the Fixed Account

There is no additional charge for Exchanges to or from the Fixed Account. You can make Exchanges to and from the Fixed Account only in accordance with our then current procedures for such Exchanges and only with our consent. We may discontinue the availability of the Fixed Account for Exchanges from the Investment Options or for Premium payments at any time. We also reserve the right to limit the frequency and amount of Premiums allocated to, and Exchanges into, the Fixed Account.

You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account. However, for one year following your last Exchange out of the Fixed Account, you may not (1) exchange any portion of your Policy Account Value from the Investment Options to the Fixed Account, or (2) allocate any portion of any Premium payment to the Fixed Account. You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. If you attempt to make an Exchange into the Fixed Account in excess of permitted amounts, we may reject the entire Exchange. These limits may vary in certain states; please review your Policy for terms applicable in your state.

The minimum dollar amount you may Exchange from any Investment Option to the Fixed Account is $250, unless you have less than $250 in an Investment Option. Then you may exchange the entire amount from the Investment Option to the Fixed Account. We will determine in our sole discretion the maximum amount that you can exchange from the Fixed Account.

If you pay Premiums monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

When you withdraw or Exchange amounts out of the Fixed Account, the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of each annual renewal interest guarantee period after the Policy Issue Date, we will set the amount that may be Exchanged into or out of the Fixed Account for the next year, provided that these amounts will not be less than the minimum specified above.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly Exchanges at no charge from either the Money Market Investment Option or the Investment Grade Bond Investment Option (the "Source Option"), but not both, to the other Investment Options you select (the "Destination Options"). You may not, however, select your Source Option or the Money Market Investment Option as Destination Options. Each month you must move at least $250 to each Destination Option then in effect. You may change your Source Option or your Destination Options at any time, by calling us or by sending written notice to our Service Center. Dollar Cost Averaging transactions do not count toward the Policy's limits on the number of Exchanges.

You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Service Center.

You may not use Dollar Cost Averaging to transfer money to the Fixed Account. You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

AUTOMATIC REBALANCING

You can use Automatic Rebalancing at no charge to help you maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form. Automatic Rebalancing transactions do not count toward the Policy's limits on the number of Exchanges.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing if you have a balance in the Fixed Account. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

Please note that Automatic Rebalancing may result in a short-term redemption fee imposed by certain Funds. For more details about this fee, including a list of the Funds that impose it, please see "Certain Funds Impose a Short-Term Redemption Fee" below.

More About the Policy and the Variable Account

CHARGES AND DEDUCTIONS

The Policy is subject to several types of charges and deductions, which will affect the Policy Account Value, Cash Surrender Value and the risk of Lapse, and may affect the Death Benefit.

1. SALES OR SURRENDER CHARGES. We do not deduct a sales charge from Premium payments, nor a Surrender charge upon Surrenders or Partial Withdrawals.

2. STATE TAX CHARGE. We deduct a tax charge from each Premium payment to pay applicable state taxes that are assessed as a percentage of Premiums received by the Company. We do not currently deduct any taxes assessed by municipalities or other governmental entities, but we have the contractual right to do so if we provide you with advance written notice. State taxes vary by jurisdiction and may change from time to time. Applicable state taxes currently range from 2.25% to 3.5%. We charge only the applicable tax rate.

3. MONTHLY DEDUCTION. We make a deduction from the Cash Surrender Value as of each monthly Policy Processing Day to compensate us for administrative expenses and for the Policy's insurance coverage. You may instruct us to take these deductions from the Money Market Investment Option (but not from the Fixed Account), or from all Investment Options and the Fixed Account on a pro rata basis, based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day. You may change these instructions by giving written notice to us at our Service Center. If you do not provide us with written instructions, or if we cannot make a Monthly Deduction per your instructions, we will take the Monthly Deductions from the Investment Options and Fixed Account based on the proportion then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day.

The Monthly Deduction has 4 components: the monthly Cost of Insurance charge; the monthly Policy charge; the monthly unit charge (Survivorship Life Policies only); and charges for Riders you select (as specified in the applicable Riders).

  Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the Death Benefit. Because this charge depends on a number of variables (Issue Age, sex (in most states), Underwriting Class, Policy Year and Face Amount), it varies from Policy to Policy and from Policy Processing Day to Policy Processing Day. Your Policy Schedule indicates the guaranteed maximum Cost of Insurance Rates applicable to your Policy.

The Cost of Insurance charge is equal to the Net Amount at Risk for your Policy on the Policy Processing Day, times the applicable monthly Cost of Insurance Rate.

Net Amount at Risk. The Net Amount at Risk is equal to the Death Benefit minus the Policy Account Value on each monthly Policy Processing Day, regardless of your choice of Death Benefit. Under either Death Benefit Option, a Face Amount increase or decrease will increase or decrease the Net Amount at Risk. In addition, under Death Benefit Option A, the Net Amount at Risk generally increases when the Policy Account Value decreases, and decreases when the Policy Account Value increases. Therefore, the Net Amount at Risk is affected by any factor that affects the Policy Account Value, including investment performance, Premium payments, Policy charges, and withdrawals. Under Death Benefit Option B, the Net Amount at Risk is generally the same as the Face Amount and not affected by changes in Policy Account Value. However, under either Death Benefit Option, while your Policy Death Benefit is determined by the tax test, both the Death Benefit and the Net Amount at Risk will generally increase or decrease based on increases or decreases of the Policy Account Value.

We calculate the Net Amount at Risk separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in your Policy's Face Amount, then a different Underwriting Class (and a different Cost of Insurance Rate) may apply to the amount of the increase, based on each Insured's circumstances at the time of the increase. In order to determine the Net Amount at Risk for each coverage layer, we first calculate your Policy's total Net Amount at Risk. This total Net Amount at Risk includes any increase to the Death Benefit due to the requirements of your Policy's tax test. The total Net Amount at Risk is then allocated among the coverage layers, up to each coverage layer's Face Amount, in the reverse order in which the coverage layers were added to the Policy. Any remaining Net Amount at Risk will be allocated to the initial Face Amount layer, even if that Net Amount at Risk is greater than the initial Face Amount.

Cost of Insurance Rates. We base the Cost of Insurance Rates on each Insured's Issue Age, sex (or unisex rate), Underwriting Class, number of full years the insurance has been in force and, for a Single Life Policy, the Face Amount. The actual monthly Cost of Insurance Rates are based on, among other things, our expectations as to future mortality and expense experience. We may increase or decrease these rates from time to time, but the rates will never be greater than the guaranteed Cost of Insurance Rates stated in your Policy. These guaranteed rates are based on: either the 1980 or 2001 Commissioner's Standard Ordinary Mortality Table, as specified in your Policy, except that we may adjust the table rates in order to offer flat guaranteed rates during the first ten (10) Policy Years; and each Insured's age nearest birthday, sex (except where unisex rates are required), and smoker/nonsmoker status. Any change in the Cost of Insurance Rates will be on a uniform basis for all Insureds of the same Issue Age, sex, Underwriting Class, and number of full years insurance has been in force.

A Single Life Policy's Cost of Insurance Rate also depends in part on the Face Amount. We have three different Cost of Insurance "bands" applicable to Face Amounts of: 1) under $500,000, 2) $500,000 to $999,999, and 3) $1 million or above. Higher bands have lower Cost of Insurance Rates. If you make a Policy change that reduces your Single Life Policy's Face Amount into a different Cost of Insurance band (i.e. reduction from $1.1 million to $900,000) then we may change your Cost of Insurance Rate to the appropriate rate for the new Face Amount.

Underwriting Class. When you apply for a Policy, we will place each Insured in an Underwriting Class based on our underwriting process. We currently place Insureds into preferred classes, standard classes and non-standard classes with extra ratings, and smoker/nonsmoker status.

If all other factors are equal, the Cost of Insurance Rates will generally be lower for preferred classes than standard classes, and lower for standard classes than nonstandard classes. A Nonsmoking Insured will generally incur lower Cost of Insurance Rates than an Insured in the same Underwriting Class who is classified as a smoker. For Insureds under age 18, we have one set of rates; we do not have separate smoker and nonsmoker status, or separate preferred and standard Underwriting Classes. An Insured child who reaches age 18 will be classified as a standard smoker unless and until the Insured provides satisfactory evidence of non-smoker status and/or evidence that they qualify for our preferred Underwriting Class.

  Monthly Policy Charge. The $5.00 monthly charge compensates us for some of our ordinary administrative expenses, such as recordkeeping, processing Death Benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge will not be increased during the life of the Policy.
  Monthly Unit Charge (Survivorship Life Policy Only). We deduct a monthly unit charge, expressed as an amount per $1,000 of the Policy's Face Amount, for the first three Policy Years and for the three years (36 monthly Policy Processing Days) following a Face Amount increase. This charge compensates us for a portion of the additional underwriting and issue costs associated with a Survivorship Life Policy. The unit charge per $1,000 of Face Amount will never be greater than the rate set forth in the Policy Schedule.
  Charges for Optional Riders. Riders offering supplemental benefits are also available under the Single Life Policy and the Survivorship Life Policy. See "Other Benefits," above. We deduct any monthly charges for these Riders from the Cash Surrender Value as part of the Monthly Deduction. Rider charges are described in the "Periodic Charges" table for each Policy, above.

Changes in Face Amount. We do not charge a transaction fee for any increases or decreases in your Policy's Face Amount. However, increases in Face Amount will generally increase the Policy's Net Amount at Risk and the monthly Cost of Insurance charges. See "Changing the Face Amount" above.

4. MORTALITY AND EXPENSE RISK CHARGE. We assess a daily charge against the Policy's assets that are invested in the Investment Options of the Variable Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that Policy Insureds will live for a shorter time on average than we project, requiring us to make larger or earlier payments than we project. The expense risk is that our costs of issuing and administering the Policies will be greater than we can collect through other charges. We deduct a daily charge at an annual rate of 1.00% of the average daily net assets of your Policy in the Variable Account during the first twenty (20) Policy Years. The mortality and expense risk charge rate will then be reduced to an annual rate of 0.40% of the average daily net assets of your Policy in the Variable Account in the twenty-first (21st) Policy Year and beyond. These rates are guaranteed not to increase.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge is more than the actual costs, the excess can be used to cover our administrative or distribution costs, or added to our surplus.

5. EXCHANGE CHARGE. We do not currently impose any charges when you Exchange among Investment Options or the Fixed Account, but we reserve the right to impose a charge if you Exchange on more than twelve days during a calendar year. We would deduct the Exchange charge from the amount being exchanged.

6. CERTAIN FUNDS IMPOSE A SHORT-TERM REDEMPTION FEE. Twelve Investment Options invest in Funds that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Funds, not by FILI, and are part of the Fund's assets. The twelve Funds that impose this fee are: Fidelity VIP Consumer Discretionary Portfolio, Fidelity VIP Consumer Staples Portfolio, Fidelity VIP Energy Portfolio, Fidelity VIP Industrials Portfolio, Fidelity VIP Financial Services Portfolio, Fidelity VIP Health Care Portfolio, Fidelity VIP International Capital Appreciation Portfolio, Fidelity VIP Materials Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Technology Portfolio, Fidelity VIP Telecommunications Portfolio and Fidelity VIP Utilities Portfolio.

If you redeem an interest in one of these Investment Options that you have held for less than 60 days, the amount redeemed will be subject to a 1% short-term redemption fee. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Investment Option occurs when you withdraw money from your Policy from that Investment Option or exchange from that Investment Option to another Investment Option. The fee will apply to all redemptions you request. The fee applies both to one-time transactions and to periodic transactions, such as redemptions made under Automatic Rebalancing and Dollar Cost Averaging programs. The fee will not apply to redemptions we make for the purpose of collecting the Monthly Deduction.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 58, you redeem 50 units from the Investment Option. The value of those 50 units at the time of Exchange is $500.

The fee applies to the entire amount exchanged. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 50 you purchase an additional 50 units of the same Investment Option. On Day 65 you redeem 125 units of that Investment Option at $10 each.

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed. The 100 units purchased on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 50 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 per unit). The redemption fee is $2.50 (1% of $250).

7. FUND EXPENSES. The value of the net assets of each Investment Option reflects the management fees and other expenses incurred by the corresponding Fund in which the Investment Option invests. For more information on the fees and expenses, please refer to the Fund prospectuses and the "Funds' Operating Expenses" table included in the summary of this prospectus.

8. REDUCTION IN CHARGES. The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs. We also may reduce or waive charges on Policies sold to employees, officers, directors or agents of FILI or its affiliates, and to their immediate family members. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of these individual Policies, and any other circumstances which FILI believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

The Company or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the Funds' advisers or their affiliates. These payments are not Policy charges, and do not increase the Fund or Policy charges described in this section or in the Fee Table.

SURRENDERS AND PARTIAL WITHDRAWALS

You may Surrender your Policy at any time while any Insured is alive and the Policy is in force. We will send you the Cash Surrender Value less any required tax withholding, any applicable Fund short-term redemption fee, and any outstanding charges. You must send written instructions to our Service Center to initiate a Surrender, and we may require that you return your Policy. Your Policy will terminate on the date we receive your Surrender request in good order at our Service Center.

You may also make Partial Withdrawals of $500 or more from the Cash Surrender Value while any Insured is alive and the Policy is in force. You may not make a Partial Withdrawal that would reduce your Cash Surrender Value to less than $2,500.

If you do not specify where we should take the money for a Partial Withdrawal, we will take it proportionately from all the Investment Options and from the Fixed Account. You may, in the alternative, specify the dollar amounts or percentages to be withdrawn from each Investment Option (but not the Fixed Account), provided that the Partial Withdrawal amount is less than the total you have in all the Investment Options. If you request a Partial Withdrawal in an amount that is more than the total you have in all the Investment Options, you may instruct us to withdraw all the money you have in the Investment Options and the rest from the Fixed Account.

You may request Partial Withdrawals by sending us a letter or calling us at the Service Center. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $100,000; (2) total telephone withdrawals in a seven day period cannot total more than $100,000; and (3) if we have recorded an address change for an Owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone withdrawal requirements or limitations.

For jointly owned Policies, all checks will be made payable to both Owners. You may have the money transferred to your bank account, or to a Fidelity mutual fund or brokerage account. All Owners must also appear as owners of the bank account, mutual fund or brokerage account.

We will normally pay you the amount of any Surrender or Partial Withdrawal, less any taxes withheld, any applicable Fund short-term redemption fee and any outstanding charges, within seven days after we receive the Surrender or Partial Withdrawal request in good order at the Service Center. We may, however, delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

In addition, we reserve the right to delay payment of any Partial Withdrawal or Surrender from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed more than 30 days, we will credit interest from the date of the withdrawal request at a rate not less than 1.0% per year compounded annually or, if greater, the rate required by applicable law.

EFFECT OF SURRENDERS AND PARTIAL WITHDRAWALS

  A Surrender will take effect and the Policy will terminate on the date we receive your request in good order at our Service Center.
  Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
  A Partial Withdrawal reduces the Cash Surrender Value, and can affect the Face Amount, Death Benefit, and the Net Amount at Risk (which is used to calculate the Cost of Insurance charge).
  If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the Partial Withdrawal. For purposes of determining the Cost of Insurance charge, any decrease will first be used to reduce the most recent increase in Face Amount, then the next most recent increases, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to that Policy's Net Amount at Risk may increase.
  If Death Benefit Option B is in effect, a Partial Withdrawal will not affect the Face Amount, but the Death Benefit will be reduced in the same amount as the Policy Account Value.
  You may not make a Partial Withdrawal if, or to the extent that, the Partial Withdrawal would reduce the Face Amount below the minimum Face Amount we require in order to issue a Policy, generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. See "Purchasing a Policy" above.
  We reserve the right to reject a request for a Partial Withdrawal if, in our opinion, the requested Partial Withdrawal may cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. In such a situation, you may reduce the amount of the Partial Withdrawal or request a Surrender.
  Partial Withdrawals may increase your risk of Lapse. Both Surrenders and Partial Withdrawals may have unfavorable tax consequences. You should consult a qualified tax advisor before making a Surrender or Partial Withdrawal. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

SIGNATURE GUARANTEE OR CUSTOMER AUTHENTICATION

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and FILI from fraud.

Your request must be in writing and may require a signature guarantee if any of the following situations apply:

(1) Loss of account ownership.

(2) Any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker/dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

LOANS

After the first Policy Year, while any Insured is alive and the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the Loan. We normally pay you the Loan proceeds within seven (7) days after we receive a Loan request in good order. We may postpone payment of Loans under certain conditions, as described in "Surrenders and Partial Withdrawals."

  The minimum Loan you may take is $500.
  The maximum Loan you may take is up to 90% of your Policy Account Value.
  If you have a Policy Loan outstanding, you may take an additional Loan so long as the total of all your Policy Loans does not exceed 90% of the Policy Account Value, including outstanding Policy Loan indebtedness.
  If you have another life insurance policy with an outstanding loan and wish to transfer that policy's proceeds into this Policy under Section 1035 of the Internal Revenue Code, we may permit you to carry over the Loan Balance even during the first Policy Year. You may not, however, request any new Loan proceeds during the first Policy Year.
  In most states, we will not extend new or additional Policy Loans after the Extended Maturity Date.

1. LOAN BALANCE AND LOAN COLLATERAL ACCOUNT. After your Loan application is approved, we will take three steps as of the close of business on the next Valuation Day:

  We will send you the initial Loan amount requested from our general account.
  We will set up an account to record the amount you owe, the "Loan Balance." Initially, of course, the Loan Balance is equal to the initial Loan amount we have sent you.
  Finally, to secure the Loan, we will transfer a net amount equal to the initial Loan Balance out of your Investment Options and Fixed Account and into a Loan Collateral Account that we hold as collateral. You may specify that we redeem this amount from specific Investment Options. Otherwise, we will transfer the Loan amount on a pro rata basis from all of your Investment Options and the Fixed Account based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account on the date of the transaction. These amounts will remain in the Loan Collateral Account until you repay the Loan.
  If we have approved your request to transfer proceeds to this Policy from another policy subject to an outstanding Loan, your initial Loan Balance and Loan Collateral Account will be the outstanding Loan Balance you owed under the prior policy, and we will pay no new Loan proceeds to you.

The amounts held in the Loan Collateral Account are part of your Policy Account Value. While you have an outstanding Loan Balance, the Cash Surrender Value will be the Policy Account Value (including the Loan Collateral Account balance) less the Loan Balance and any unpaid charges due.

As long as the Loan is outstanding, we will continue to hold an amount as collateral for the Loan in the Loan Collateral Account. This amount is not affected by the investment performance of the Investment Options and will not be credited with the interest rates accruing on the Fixed Account. Amounts held in the Loan Collateral Account will accrue Loan interest and affect the Policy Account Value, even after the Loan is repaid, because these amounts will miss the opportunity to participate in the investment performance of the Investment Options while the Loan is outstanding.

2. INTEREST PROCESSING. We charge you interest at a six percent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day.

Amounts in the Loan Collateral Account earn interest at an annual rate guaranteed not to be lower than four percent (4%) before the tenth (10th) Policy anniversary, and 5.75% thereafter. Loan interest is credited to the Loan Collateral Account on each monthly Policy Processing Day.

Loan interest capitalizes annually on the Policy Anniversary date, or when you take out a new Loan or make a repayment. Two things happen simultaneously when Loan interest capitalizes. First, the interest we have credited on the Loan Collateral Account is exchanged into the Investment Options and the Fixed Account in accordance with your then-current Premium allocation instructions. Second, we transfer an amount equal to the interest accrued upon your Loan Balance since the last Loan interest capitalization from your Cash Surrender Value to the Loan Collateral Account. We will obtain this amount by making redemptions from the Money Market Investment Option, or on a pro-rata basis from your balances in all Investment Options and the Fixed Account, based on your then-current Monthly Deduction instructions. (See "Monthly Deduction.")

3. REPAYMENT. You may repay all or part of your indebtedness at any time while any Insured is alive and the Policy is in force. Upon each Loan repayment, we will allocate an amount equal to the Loan repayment (but not more than the Loan Balance) from the Loan Collateral Account back to the Investment Options and/or Fixed Account according to your then-current new Premium allocation instructions and our Premium allocation procedures. (See "Allocating Premiums Among Investment Options and Fixed Account.") We will treat any repayment in excess of the Loan Balance as a Premium payment.

While your Loan is outstanding, we will credit payments we receive as Premium payments or Loan repayments in accordance with your written instructions. If we do not receive written instructions, we will assume that any payments you make are Premium payments.

Making Premium payments while a Loan is outstanding will increase your short-term costs of owning a Policy. Loan repayments, unlike Premium payments, are not subject to the State Tax Charge and will reduce net interest charges. Accordingly, while you have a Loan outstanding, you should provide written instructions about whether you want us to treat each payment as a Loan repayment or a Premium payment.

4. EFFECT OF LOANS ON POLICY ACCOUNT VALUES AND INSURANCE PROCEEDS.

  The amount of the Loan Balance, including unpaid principal and any accrued and unpaid interest, reduces the Cash Surrender Value and the Insurance Proceeds payable on the Insured's death.
  Amounts transferred as collateral to the Loan Collateral Account do not participate in the investment performance of the Investment Options, or earn Fixed Account interest, as long as the Loan is outstanding. Moreover, the interest we charge on your Loan Balance is greater than the interest earned on the Loan Collateral Account. This may limit your opportunity for asset growth over the long term.
  Repaying a Loan causes the Insurance Proceeds and the Cash Surrender Value to increase by the amount of the repayment.
  If your indebtedness causes the Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, and the No-Lapse Guarantee no longer applies, your Policy will go into Default and enter a Grace Period. See "Policy Lapse and Reinstatement." If the Default is not remedied before the end of the Grace Period, the Policy will Lapse and we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance.
  Policy Loans may increase your risk of Lapse and may have unfavorable tax consequences. You should consult a qualified tax advisor before taking a Policy Loan. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

POLICY LAPSE AND REINSTATEMENT

A Policy will go into Default if, on a monthly Policy Processing Day, the Cash Surrender Value is insufficient to pay the amount of the Monthly Deduction and the No-Lapse Guarantee no longer applies to the Policy. Therefore, a Policy could Lapse eventually if its Cash Surrender Value is not sufficient to cover Policy charges.

We will notify you in writing of any Default and will allow you a Grace Period of 61 days from the date of the written notice, in which you may make a Premium payment sufficient to bring the Policy out of Default. The required payment will be the accumulated deficiencies plus three (3) months' Monthly Deductions.

If we do not receive the required payment by the end of the Grace Period, the Policy will Lapse: that is, terminate with no value. If there is a Policy Loan, we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance. In addition, a Policy Lapse may have unfavorable tax consequences. See "Federal Tax Considerations."

1. DEATH DURING GRACE PERIOD. If the Insured under a Single Life Policy, or the last surviving Insured under a Survivorship Life Policy, should die during the Grace Period, the Cash Surrender Value used in the calculation of the Death Benefit will be the Cash Surrender Value as of the Policy Processing Day on which the Policy went into Default.

2. NO-LAPSE GUARANTEE. As long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test, we guarantee that the Policy will not go into Default during the No-Lapse Guarantee Period, even if adverse investment experience or other factors should cause the Cash Surrender Value to fall to zero or below. The No-Lapse Guarantee applies to all Underwriting Classes. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. After the end of the No-Lapse Guarantee Period, this guarantee no longer applies. If you make a material change to your Policy, such as an increase or decrease in the Face Amount, the Premium payments necessary to maintain this guarantee may increase or decrease.

Because this guarantee prevents Lapse during the No-Lapse Guarantee Period, it is possible for your Cash Surrender Value to decline below zero. In this case, unless you repay the negative balance before the end of the No-Lapse Guarantee Period, your Policy will Lapse after the end of that period.

The No-Lapse Guarantee is not available in all states.

No-Lapse Guarantee Cumulative Premium Test. At the time you purchase your Policy, we will provide you with a Planned Premium Payment Schedule. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, on each monthly Policy Processing Day, the sum of all Premiums paid to date, less any Loans and withdrawals taken and any charges or interest then due, is equal to or exceeds the sum of the payments that would have been made through that date if the Planned Annual Premium had been paid in timely equal monthly installments prior to each Policy Processing Day. If you fail the Cumulative Premium Test and fail to make the necessary payments during the NLG Grace Period (defined below), you will not be able to reinstate this guarantee.

NLG Grace Period. If your Policy fails the No-Lapse Guarantee Cumulative Premium Test on a monthly Policy Processing Day, we will send you a letter indicating that you have a grace period of thirty (30) days from the day your Policy failed the test, in which to pay Premiums sufficient to make up the shortfall.

Important: If your Policy fails the No-Lapse Guarantee Cumulative Premium Test and you fail to make the necessary payment before the end of the NLG Grace Period, the guarantee will no longer apply and there is no way to reinstate the guarantee. If the Policy still has a sufficient Cash Surrender Value, however, it will remain in force despite the loss of the No-Lapse Guarantee.

The No-Lapse Guarantee is not available in all states and may vary according to state law. Please check your Policy.

3. POLICY REINSTATEMENT. An Owner may, by making a written request, reinstate a Policy which has terminated after going into Default at any time within the three-year period following the date of termination subject to the following conditions:

  Evidence of each Insured's insurability, satisfactory to us, is provided to us; and
  A payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

If reinstatement is approved, the effective date of reinstatement will be the later of the date we approve the Owner's request or the date we receive the required payment at our Service Center.

A reinstated Policy:

  Has the same Policy Date as the Policy when originally issued;
  May have higher Cost of Insurance Rates if the Insured is in a different Underwriting Class and/or a different age group at the time of reinstatement;
  Will NOT have a No-Lapse Guarantee; and
  Reflects the reduction or elimination of any previous Policy Loans due to the previous Lapse.

TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on FILI's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

  Tax Status of the Policy

To qualify as a life insurance contract for Federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, FILI believes that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each subaccount of the separate account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code (discussed above). The separate account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the Funds' assets are to be invested. FILI believes that the separate account will thus meet the diversification requirement, and FILI will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract Owner is considered the Owner of separate account assets, income and gain from the assets would be includable in the variable contract Owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract Owners may direct their investments to particular subaccounts without being treated as Owners of the underlying shares. No such regulations or revenue rulings have been issued to date. It is possible that when regulations or rulings are issued, the Policies may need to be modified to comply with them.

  IRC Qualification

For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests - a Cash Value Accumulation Test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not be changed thereafter.

  Cash Value Accumulation Test (CVAT). Under the terms of the Policy, the Policy Account Value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy. If the Insured under a Single Life Policy is 75 years old or more on the Policy Date, the CVAT will automatically apply.
  Guideline Premium Test (GPT). The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the Premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the Death Benefit at any time must be equal to or greater than the applicable percentage of Policy Account Value specified in the Code.

The CVAT does not limit the amount of Premiums that may be paid under the Policy. If you desire to pay Premiums in excess of those permitted under the GPT, you should consider electing to have your Policy qualify under the CVAT. However, any Premium that would increase the Net Amount at Risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum Death Benefit due to growth in the Policy Account Value will generally be greater under the CVAT than under the GPT.

The GPT limits the amount of Premium that may be paid under the Policy. If you do not desire to pay Premiums in excess of those permitted under GPT limitations, you should consider electing to have your Policy qualify under the GPT.

The following discussion assumes that the Policy qualifies as a life insurance contract for Federal income tax purposes.

We believe that the Insurance Proceeds under the Policy will be excludable from the gross income of the Beneficiary and that you will not be taxed on increases in the Policy's Account Value during the life of the Insured, or in the case of Survivorship Life Policy, the life of the second of the two Insureds.

  Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts" ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated Premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, the Premium would cause your Policy to become a MEC.

All Policies that we issue to the same Owner during any calendar year, which are treated as MECs, are treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a MEC are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a MEC.

  Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a MEC will be subject to the following tax rules. First, all distributions, including distributions upon Surrender and Partial Withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due Loan interest that is added to the Loan amount will be treated as a Loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Loan taken from or secured by, such a Policy that is included in income except where the distribution or Loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

Once a Policy becomes a MEC, it is always treated as a MEC. MEC status may be particularly burdensome for Owners who intend to take Loans or Partial Withdrawals, such as employers that intend to fund employee benefits.

  Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not a MEC, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such Loans are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon Surrender) nor Loans from, or secured by, a Policy that is not a MEC are subject to the 10 percent additional tax.

  Policy Loan Interest

Generally, personal interest paid on a Loan under a Policy which is owned by an individual is not deductible. In addition, interest on any Loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on Policy Loans may also be subject to the restrictions of Section 264 of the Code. An Owner should consult a qualified tax advisor before deducting any interest paid in respect of a Policy Loan.

  Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any Loan from, or secured by, a Policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the Owner.

  Policy Lapse

If a Policy Lapses in part due to Loans or Partial Withdrawals taken by the Owner, then gains in the Policy may be immediately taxable.

  Other Tax Considerations

The tax consequences of continuing the Policy after the Extended Maturity date are not clear. Consult your qualified tax advisor if you intend to do so.

The transfer or assignment of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state and local transfer taxes may be imposed. Consult with your qualified tax advisor for specific information in connection with these taxes.

LEGAL PROCEEDINGS

No litigation is pending that would have a material effect on us or the Variable Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account appear in the SAI.

GLOSSARY

Accelerated Benefit: An additional benefit of the Single Life Policy that permits you to claim a portion of the Insurance Proceeds in the event of the Insured's terminal illness as defined in the Policy. This Benefit comes with the Single Life Policy for no additional charge. This benefit is not available in all states.

Application: A form or set of forms that must be completed and signed by a prospective Owner and each Insured before we can issue a Policy.

Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom Insurance Proceeds are paid.

Cash Surrender Value: The Policy Account Value (the total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account), less any Loan Balance (which includes accrued interest) and charges due.

Cash Value Accumulation Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance policy for Federal tax purposes. Both this test and the Guideline Premium Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Conditional Receipt: A receipt evidencing our receipt of a Premium payment before we issue a Single Life Policy. A Conditional Receipt is not an insurance Policy.

Cost of Insurance: A monthly charge we assess to compensate us for underwriting the Death Benefit. It is the product of your Policy's Cost of Insurance Rate times its Net Amount at Risk on your Policy's monthly Policy Processing Day. It varies from Policy to Policy and from month to month. Your Policy Schedule indicates the guaranteed Cost of Insurance Rates applicable to your Policy.

Cost of Insurance Rate: This rate is used to calculate the monthly Cost of Insurance charge. It depends on a number of factors that are unique to your Policy, including each Insured's Issue Age, sex (in most states) and Underwriting Class, as well as the Policy Year and, for a Single Life Policy, the Face Amount.

Death Benefit: The gross amount, before deduction of Loan Balances and outstanding charges, that we agree to pay the Beneficiary upon receipt of proof of the death of the Insured in a Single Life Policy, or the death of last surviving Insured in a Survivorship Life Policy. The Death Benefit is based upon your choice of Death Benefit Option A or B, your choice of Face Amount and in some cases on the Policy Account Value and choice of tax test.

Default: A Policy goes into Default if its Cash Surrender Value is too low to pay the Monthly Deduction amount and if the No-Lapse Guarantee no longer applies. Following a Default, the Owner has a 61-day Grace Period in which to make a Premium payment sufficient to cure the Default.

EFT: Electronic Funds Transfer. You can make Premium payments by authorizing us to automatically deduct a specified amount monthly from your bank account.

Exchange: A transaction in which amounts allocated to one Investment Option and/or the Fixed Account are redeemed and invested in a different Investment Option and/or the Fixed Account, at the Owner's request.

Extended Maturity: The period after the Policy Anniversary nearest the Insured's 100th birthday for a Single Life Policy, and after the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured, for a Survivorship Life Policy. During Extended Maturity, the Death Benefit is changed to equal the Policy Account Value and we do not assess Monthly Deductions. This feature does not apply in Florida. See "Extended Maturity - Florida Residents" for more information.

Face Amount: The dollar amount of insurance selected by the Owner. The Face Amount is a factor in determining the Death Benefit and certain charges.

FILI ("we"): Fidelity Investments Life Insurance Company, the issuer of the Policy.

Fixed Account: A part of our general account. You may allocate a portion of your Net Premium payments or a portion of your Policy Account Value to the Fixed Account. Amounts allocated to the Fixed Account do not fluctuate in value, and earn interest at rates that we declare from time to time. We guarantee that the declared rate will always be at least the guaranteed rate stated in your Policy Schedule.

Free Look Period: The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund. The length of the Free Look Period varies by state.

Fund: A mutual fund in which an Investment Option invests. The Funds are named in this prospectus and described in detail in the Fund prospectuses.

Grace Period: A 61-day period after a Policy first goes into Default, after which the Policy will Lapse if the Owner does not make a Premium payment sufficient to cure the Default.

Guideline Premium Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance Policy for Federal tax purposes. This test defines a limit on the Premiums you can pay into your Policy. Both this test and the Cash Value Accumulation Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Home Office: Fidelity Investments Life Insurance Company, 100 Salem Street, Smithfield, Rhode Island 02917. For information or transactions regarding your Policy, please contact our Service Center.

Insurance Proceeds: The amount we pay to the Beneficiaries or other persons after we receive satisfactory proof of death of the Insured on a Single Life Policy or both Insureds on a Survivorship Life Policy. It is calculated as the Death Benefit, less any Loan Balance, unpaid Monthly Deductions and any payment made under the Accelerated Benefit, including any accrued but unpaid interest. Any Rider benefits will be determined and paid in accordance with the terms of the applicable Rider.

Insured: A person whose life is insured by the Policy. In the case of a Single Life Policy, there will be only one Insured. In the case of a Survivorship Life Policy, there will be two Insureds and the Insurance Proceeds will be paid only upon the death of the second Insured to die.

Internal Revenue Code: The U.S. Internal Revenue Code of 1986, as amended.

Investment Option: A subaccount of our Variable Account, which invests all of its net assets in a specific Fund. You may allocate Premium payments into one or more Investment Options, and the value of the amount allocated will change daily with the Fund's investment performance.

Issue Age: The Insured's age on the Insured's birthday nearest the Policy Date.

Issue Date: The date we produce your Policy. It will be stated on your Policy.

Lapse: The termination of a Policy without value. If a Policy goes into Default, because the Cash Surrender Value is too low to cover monthly charges and the No-Lapse Guarantee no longer applies, it will Lapse at the end of a 61-day Grace Period unless the Owner makes a minimum Premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Loan: A transaction in which you borrow money from us, using the Policy as the only collateral. Interest charges and other terms and conditions are described under "Loans."

Loan Balance: The principal and accrued interest due under all Policy Loans you have taken, as reflected on our records.

Loan Collateral Account: The account to which we transfer funds, from the Investment Options and/or the Fixed Account, as collateral for a Policy Loan.

MEC: A modified endowment contract, as defined under the Internal Revenue Code.

Minimum Initial Premium: The minimum Premium payment needed in order for us to issue a Policy. Your Minimum Initial Premium amount will be at least: the Planned Annual Premium if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months' worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT).

Monthly Deduction: The amount we deduct from the Cash Surrender Value on each monthly Policy Processing Day. The Monthly Deduction includes the Cost of Insurance charge, the monthly Policy charge, the monthly unit charge for Survivorship Life Policies, and charges for any Riders.

Net Amount at Risk: The Death Benefit minus the Policy Account Value. This figure measures the insurance risk we bear, and is the basis for the Cost of Insurance charge.

Net Premium: The remaining Premium payment amount after we deduct the State Tax Charge.

No-Lapse Guarantee: A guarantee by us that, as long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test as defined in the Policy (see "No-Lapse Guarantee"), the Policy will not Lapse during the No-Lapse Guarantee Period. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. This feature is not available in all states.

Owner ("you"): The person who holds the rights and duties under the insurance Policy, including the right to designate the Beneficiaries, choose the Death Benefit and Riders, apply for the Accelerated Benefit of a Single Life Policy, and the responsibility to make Premium payments. The Owner is the person with whom we, the insurance company, make the contract of insurance. A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership.

Partial Withdrawal: An Owner's withdrawal of a portion of the Cash Surrender Value.

Planned Annual Premium: An annual Premium amount stated in the Policy Schedule. The Owner is not required to make payments according to this plan to keep the Policy in force. However, a failure to make at least the Planned Annual Premium payments in a timely manner will result in the loss of the No-Lapse Guarantee.

Policy Account Value: The total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account. Policy Account Value is the starting point for calculating important values under the Policy, including the Death Benefit and Cash Surrender Value.

Policy Anniversary: The same day and month as the Policy Date in each later year.

Policy Date: The date insurance coverage becomes effective. It will be stated in your Policy Schedule.

Policy Processing Day: The day of each month when we deduct monthly charges from the Cash Surrender Value. It is the same day of every month as the Policy Date.

Policy Schedule: The portion of your Policy that sets forth information specific to your agreement with us, including the Insured(s), Face Amount, tax test and Death Benefit option.

Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.

Premiums: Payments by the Owner to us in order to provide the Policy benefits and fund the Policy Account Value.

Rider: An extra benefit that you can choose to add to the Policy, generally for an additional cost. Each Rider has its own form, that describes its terms, conditions and benefits. If you purchase a Rider, the Rider form will be attached to your Policy.

SEC: The United States Securities and Exchange Commission.

Service Center: The office where we process Policy-related transactions, P.O. Box 724677, Atlanta, GA 31139. We may change this upon advance written notice to you.

Single Life Policy: The Fidelity Lifetime Reserves® Flexible Premium Variable Universal Life Policy offered by this prospectus.

State Tax Charge: A charge assessed by the Company to pay applicable state or local taxes assessed as a percentage of Premiums received by the Company.

Surrender: Termination of the Policy at the Owner's request, with the then-current Cash Surrender Value paid to the Owner.

Survivorship Life Policy: The Fidelity Lifetime ReservesSM Flexible Premium Survivorship Variable Universal Life Policy offered by this prospectus.

Underwriting Class: The risk classification we assign to the Insured or Insureds, based on the Application form and evidence of insurability. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate.

Valuation Day: Any day on which the Funds and Investment Options are priced, generally each day the New York Stock Exchange is open for trading.

Variable Account: Fidelity Investments Variable Life Account I. The Variable Account holds all assets allocated by Owners to the Investment Options, and is maintained separately from our general account.

You: The owner of the Policy. See "Owner" above.

The SAI includes additional information about the Variable Account. To request a free copy of the SAI, personalized Policy illustrations, other information about the Policies, or to make Owner inquiries, please call toll-free 1-888-343-5433.

In addition, information about the Variable Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Variable Account are available on the SEC's internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street NW, Washington DC 20549-0102.

Investment Company Act of 1940 File no. 811-5258
VUL-PRO-0414
1.796104.112

THIS PAGE INTENTIONALLY LEFT BLANK

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(DEPOSITOR)

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I
(REGISTRANT)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

This Statement of Additional Information ("SAI") supplements the information found in the current prospectus for the variable universal life contract ("Contract") offered by Fidelity Investments Life Insurance Company ("FILI") through its Variable Life Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2014 without charge by calling 1-888-343-5433.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

Table of Contents
SAI
General Information and History	(Click Here)
The Variable Account	(Click Here)
Services	(Click Here)(Click Here)
Underwriters	(Click Here)
Experts	(Click Here)
Financial Statements	(Click Here)
Variable Account (enclosed)
Fidelity Investments Life Insurance Company (enclosed)

VUL-PTB-0414
1.796150.112

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

FILI is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI and its subsidiary issue life insurance and annuity products nationwide. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC. FILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 100 Salem Street, Smithfield, Rhode Island 02917.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Life Account I ("Variable Account") is a separate investment account of FILI, and was established on July 22, 1987. It is used to support the variable universal life policy described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

SERVICES

McCamish Systems, LLC (in California the company is registered as McCamish Systems, LLC Insurance Administrators), 6425 Powers Ferry Road, 3rd floor, Atlanta, GA, 30339, provides administrative services to FILI related to Policy application processing, production of Policy documents, administration of Policy transactions, maintenance of Policy files, production of periodic reports, and Variable Account administration.

PricewaterhouseCoopers, LLP is the Variable Account's independent registered public accounting firm. Its business office is located at 125 High Street, Boston, Massachusetts 02110.

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

UNDERWRITERS

Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA") distribute the Policies through a continuous offering. FBS is the principal underwriter. Both FBS and FIA are affiliates of us and of FMR LLC, our parent company. Fidelity Distributors Corporation ("FDC") is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of FBS is 900 Salem Street, Smithfield, RI 02917 and FDC is 245 Summer Street, Boston, Massachusetts 02210.

We pay FIA first year sales compensation of not more than 35% of first year premium, up to planned Premium, plus 3% of the excess of first year Premium over planned Premium.

No underwriting commissions have been paid to or retained by the principal underwriter related to sales of contracts of the Registrant (Fidelity Investments Life Account I) for the past three years.

EXPERTS

The consolidated financial statements of the Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and the financial statements of Fidelity Investments Variable Life Account I of the Company as of December 31, 2013 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP is 125 High Street, Boston, Massachusetts 02110.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Policies. Please note that the Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the Company's financial statements provided herein.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2013, 2012 and 2011

TABLE OF CONTENTS PAGE(S)

Report of Independent Registered Public Accounting Firm 3

Consolidated Balance Sheets 5

Consolidated Statements of Comprehensive Income 5

Consolidated Statements of Stockholder's Equity 6

Consolidated Statements of Cash Flows 7

Notes to Consolidated Financial Statements 8 - 28

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Fidelity Investments Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company (the "Company", a wholly-owned subsidiary of FMR LLC) and its subsidiary at December 31, 2013 and December 31, 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 23, 2014

The accompanying notes are an integral part of the consolidated financial statements

The accompanying notes are an integral part of the consolidated financial statements

The accompanying notes are an integral part of the consolidated financial statements

The accompanying notes are an integral part of the consolidated financial statements

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND NATURE OF OPERATIONS:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company ("FILI"), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company ("EFILI"), FILI's wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the "Company"). FILI is a wholly-owned subsidiary of FMR LLC.

The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states in the United States of America and the District of Columbia. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Accounts, which are also separate accounts of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Fidelity Variable Insurance Products funds, the Fidelity Variable Insurance Product funds (Investor Class), the Universal Institutional funds, the Wells Fargo Advantage Variable Trust funds, the Lazard Retirement Series, Inc., Invesco Advisers Inc., the PIMCO Variable Insurance Trust Funds, the Franklin Templeton Variable Insurance Products Trust Funds and the Blackrock Variable Series Funds. Separate account assets are reported at the net asset value of such portfolios. The assets of the Variable Life Accounts are invested in certain portfolios of the Fidelity Variable Insurance Product funds, the Universal Institutional funds, Invesco Advisers Inc., and the Lazard Retirement Series, Inc.

The Company offers a term life insurance product with level premium paying periods of ten, fifteen and twenty years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments

Investments in debt securities are classified as available-for-sale and are reported at fair value. Fair values for debt and equity securities are obtained from independent pricing sources. For debt securities that experience declines in fair value that are determined to be other than temporary, the impairment is separated into two components if there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell the security or it is more likely than not that it will not be required to sell the security before recovery of its cost basis. The amount of other than temporary impairments ("OTTI") related to a credit loss is recognized in earnings, and the amount of the OTTI related to other factors is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in fair value below amortized cost is recognized as an OTTI in earnings.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration in which the fair value has been less than cost, and the Company's ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Such amortization is included in investment income. Prepayment assumptions for loan-backed and structured securities are obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents are comprised of amounts in demand deposit accounts and money market mutual funds, and are reported at cost which approximates fair value. The Company reclassifies cash overdrafts to Other liabilities and accrued expenses. Cash overdrafts were $14,124,000 and $24,881,000 at December 31, 2013 and 2012, respectively. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $78,986,000 and $51,654,000 at December 31, 2013 and 2012, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contract holders and are reported at fair value based on the net asset value ("NAV") of such underlying mutual fund portfolios. Since the contract holders receive the full benefit and bear the full risk of the separate account investments, which are comprised of mutual funds, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contract holders include mortality and expense risk, and administrative charges for variable annuity and life contract holders and also includes the cost of providing insurance protection for variable life contract holders. Fund administration fees represent administrative fees charged to investment managers. Fees charged to contract holders and fund administration fees are recognized ratably throughout the year as a percentage of the related separate account assets. Premiums for term life insurance products are recognized as revenues over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Future Contract and Policy Benefits

Future contract and policy benefits include liabilities for the fixed portion of the variable annuity products, the guaranteed minimum death benefit ("GMDB") and the guaranteed minimum withdrawal benefit features ("GMWB") (see Note 3 - Guaranteed Benefits) on certain variable annuity products, the life contingent fixed income annuity product and life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force, taking into consideration the future premiums and assessments.

Contract Holder Deposit Funds

Contract holder deposit funds consist of annuity deposits received from customers for the fixed income annuity product with no life contingencies and for policies issued in 2003 and prior, and for the fixed portion of the variable income annuity products with insignificant amounts of life contingent benefits. Liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Reinsurance Deposit and Receivables

The Company reinsures a substantial portion of its life insurance and annuity product risk with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured in the event the reinsurer is unable to meet its obligations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Deferred Policy Acquisition Costs

Costs that vary with and are primarily associated with acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 8 - Affiliated Company Transactions, and certain expenses for traditional life policy issuance and underwriting. These deferred policy acquisition costs ("DAC") are being amortized over the lifetime of the policy generally estimated as the level term period for the term insurance product and a 30-year period for the variable deferred and immediate annuity product.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals, internal replacements and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company's past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross profits to amortize the remaining DAC balances. See Note 9 - Underwriting, Acquisition and Insurance Expenses for additional information regarding amortization of deferred policy acquisition costs.

A significant assumption for the projection of estimated gross profits is the investment return on Separate Account fund balances. The Company assumes a long term return of 7.5% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return over the next seven years is developed such that the combination of actual and projected returns equals the long term return, and the long term return is projected for the eighth year and beyond. The Company limits the projected return to no greater than 11.5% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

GAAP provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a permanent contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract.

The Company defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract, by amendment, endorsement or rider to the contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs are written off. There were no changes to the Company's definition of internal replacements or changes in product benefits, features, rights or coverage during 2013, 2012 or 2011. During 2013 and 2012, the Company trued-up for actual lapse and internal replacement activity.

DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Property and Equipment

Property, equipment, leasehold improvements and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from 3 years to 10 years.

Software includes certain costs incurred for purchasing and developing software for internal use and is amortized over estimated useful lives, generally three years.

The Company accounts for certain capitalized software under GAAP, which requires certain costs incurred in connection with developing or obtaining internal use software to be capitalized. There were no capitalized software development costs reported in property and equipment, net of accumulated depreciation, in the Balance Sheets as of December 31, 2013 and 2012, respectively. Depreciation expense on these capitalized software development costs were $0, $0, and $3,116,000 in 2013, 2012, and 2011, respectively.

Income Taxes

The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

The GAAP accounting guidance clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. Companies can recognize the benefit of uncertain tax positions only when the position is "more likely than not" to be sustained by the tax authorities.

Adoption of New Accounting Pronouncements

In February 2013, the FASB issued new guidance that requires companies to present information about the reclassification adjustments from accumulated comprehensive income in a single note or on the face of the financial statements. The Company adopted this guidance effective January 1, 2013. The information required by this guidance was previously included in the consolidated statements of comprehensive income and therefore, the adoption of this guidance did not have a material impact on the consolidated financial statements.

On January 1, 2013, the Company adopted new guidance issued by the FASB, requiring companies to disclose both gross and net information about certain financial instruments including derivatives, resale and repurchase agreements, and securities lending transactions to the extent that they are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for the Company beginning January 1, 2013 with retrospective application required. The Company's adoption of this guidance did not have an impact on the financial statements.

In June 2011, the FASB issued Accounting Standards Update ("ASU") 2011-05, "Presentation of Comprehensive Income," which requires an entity to report components of comprehensive income in either a single, continuous statement of comprehensive income or two separate but consecutive statements. Under the two statement approach, the first statement would include components of net income and the second statement would include components of OCI. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company adopted this guidance on January 1, 2012 and presents OCI as a single continuous statement. The adoption of this guidance did not impact the Company's results of operations and financial position.

In May 2011, the FASB issued amended guidance regarding fair value measurements and disclosures. Although the amended guidance is largely consistent with existing fair value measurement principles under GAAP, some of the amendments could change how the fair value measurement guidance is applied. In addition, the existing disclosure requirements for fair value measurements have been expanded. The amended guidance is effective for the Company beginning January 1, 2012. The Company adopted the guidance on January 1, 2012. The adoption affected disclosures but did not impact the Company's results of operations and financial position.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

In October 2010, the FASB issued ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts," which modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees' compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted the guidance prospectively on January 1, 2012. The adoption of this guidance did not have a material impact on the Company's consolidated results of operations and financial position.

In April 2010, the FASB issued guidance that effect consolidation analysis for investments held through the separate accounts of an insurance entity. An insurance entity should not consider any separate account interest held for the benefit of policy holders in an investment to be the issuer's interest and should not combine those interests with its general account interests in the same investment when assessing the investment for consolidation, unless the separate account interests are held for the benefit of a related party policy holder. The guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively applied to all prior periods upon adoption. The Company adopted this guidance effective January 1, 2011. The adoption of this guidance had no impact on the Company's consolidated financial statements.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. The updated guidance also clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The Company adopted the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity effective January 1, 2011. The adoption of this guidance is provided in Note 5 of the Company's consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3. GUARANTEED BENEFITS

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and separate accounts. This guidance requires the establishment of a liability using a specified reserve methodology for contracts that contain death or other insurance benefits.

Certain of the variable annuity contracts issued by the Company offer guaranteed minimum death or guaranteed minimum withdrawal benefits. These benefits are accounted for under this guidance as the benefits settle only upon an insurable event, such as death, or are life contingent.

3. GUARANTEED BENEFITS (CONTINUED):

Guaranteed Minimum Death Benefits

The Company has certain variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider is no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference. The Company's current variable annuity contract does not offer a GMDB feature.

The following summarizes the liability for GMDB contracts reflected in the general account (in thousands):

The reinsurance recoverables associated with the GMDB were $8,450,000 and $10,507,000 at December 31, 2013 and 2012, respectively.

The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability.

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion additive adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
  The mortality assumption is 65% of the 1994 Variable Annuity MGDB Mortality Table.
  The base lapse rate and partial withdrawal assumptions vary from 5.5% to 7.5% and 1.5% to 3.0%, respectively, depending on contract type and policy duration.
  The lapse rates for anticipated internal replacements vary from 4.0% to 4.5% depending on calendar year.
  The discount rate is 6.83%.

The table below represents the account value, net amount at risk and average attained age of underlying contract holders for guarantees in the event of death as of December 31, 2013 and 2012. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contract holders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

3. GUARANTEED BENEFITS (CONTINUED):

Guaranteed Minimum Withdrawal Benefits

The Company issued a variable annuity contract with a guaranteed minimum withdrawal benefit feature. The GMWB feature provides annuity contract holders with income payments that are guaranteed for life. The withdrawal feature allows for guaranteed withdrawals beginning with age 59 ½ for the life of the contract holder based on a preset withdrawal percentage as defined in the contract. The contract holder is eligible to take the withdrawal benefit each year until there is no longer any living annuitant. In addition, the contract has a ratchet feature where the withdrawal value is increased to the greater of the contract value or withdrawal value on each anniversary. If the contract value is below the withdrawal value, the withdrawal value will not change.

The following summarizes the liability for GMWB contracts reflected in the general account:

For business issued prior to January 1, 2009, the Company has reinsurance coverage for 100% of its GMWB provisions. Effective January 1, 2009, the Company entered into a reinsurance agreement with a reinsurer to reinsure 90% of GMWB product sales during calendar year 2009. Effective March 31, 2009, the GMWB product closed to new business. Consequently, the aforementioned reinsurance agreement terminated for new business effective March 31, 2009.

The reinsurance recoverables associated with the GMWB were $2,375,000 and $2,020,000 at December 31, 2013 and 2012, respectively.

3. GUARANTEED BENEFITS (CONTINUED):

The following information relates to the reserve methodology and assumptions for developing the GMWB policy benefit liability:

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion additive adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
  Separate benefit ratios were calculated for single life and joint life policies.
  For contract holders not yet taking withdrawals, the GMWB withdrawal waiting period is defined as the later of 7 ½ years from issue and age 59 ½.
  The mortality assumption is the Annuity 2000 Mortality Table.
  The lapse rates range from 2% to 8.5% with dynamic lapse reduction for contracts in the money.
  The discount rate is 6.425%, adjusted for maintenance and expense charges.

The table below displays the account value and guaranteed withdrawal values at December 31, 2013 and 2012:

4. INVESTMENTS:

The components of net investment income were as follows:

Gross realized gains and losses from the voluntary sales of debt securities were as follows:

4. INVESTMENTS (CONTINUED):

There were no sales of equity securities during 2013, 2012 and 2011, respectively.

Realized investment losses as a result of other-than-temporary impairments in the value of investments were $39,000, $67,000, and $71,000 in 2013, 2012, and 2011, respectively. The Company held debt securities of $0 and $17,000 that were non-income producing for 2013 and 2012, respectively. There was $0, $5,000 and $0 of interest foregone by non-income producing securities for 2013, 2012 and 2011, respectively.

Net unrealized investment gains on debt and equity securities carried at fair value and the related impact on DAC and deferred income taxes as of December 31 were as follows:

Debt securities that have been in a continuous unrealized loss position as of December 31, 2013 were as follows:

4. INVESTMENTS (CONTINUED):

Debt securities that have been in a continuous unrealized loss position as of December 31, 2012 were as follows:

The Company evaluates declines in fair values below cost for its investments. Based on the Company's review of the issuers' continued compliance with the securities' obligations in accordance with their contractual terms, management's intent was not to sell these securities, and it was not more likely than not the Company would be required to sell before recovery, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that declines in the fair value of the securities above were temporary as of December 31, 2013 and 2012. The majority of the securities are investment grade fixed maturities with fair values at or greater than 98% of amortized cost at December 31, 2013. The decline in fair value was primarily the result of an increase in interest rates from the securities purchase date. Investments in below investment grade securities comprised approximately 7% of the total portfolio as of December 31, 2013. Unrealized losses on below investment grade securities were driven principally by changes in market yields.

4. INVESTMENTS (CONTINUED):

The amortized cost and fair value of debt and equity securities by type of issuer were as follows:

During 2013 and 2012, the Company recorded no OTTI for which an amount related to a credit loss was recognized in net realized investment gains and losses.

The amortized cost and fair value of debt securities at December 31, 2013, by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

4. INVESTMENTS (CONTINUED):

At December 31, 2013 and 2012, there were no contractual investment commitments. There are no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

At December 31, 2013, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,693,000 and $2,719,000 respectively. At December 31, 2012, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,690,000 and $2,772,000 respectively.

5. FAIR VALUE MEASUREMENTS:

The Company categorizes the financial assets and liabilities carried at fair value in its consolidated balance sheets based upon a three-level valuation hierarchy. The Company carries the following financial instruments at fair value in the Company's financial statements: fixed maturities, equity securities, short-term investments such as money market funds, and separate account assets. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.
  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability and are based on the best available information, some of which is internally developed.

5. FAIR VALUE MEASUREMENTS (CONTINUED):

The majority of available-for-sale debt securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. While the Company obtains values for the debt securities it holds from independent pricing services, it is ultimately management's responsibility to determine whether the value obtained and recorded to the financial statements are representative of fair value. Certain structured securities and corporate and other debt securities valued using industry-standard pricing methodologies utilize significant unobservable inputs to estimate fair value, resulting in the fair value measurements being classified as Level 3.

Cash equivalents are reported at fair value on a recurring basis and include money market instruments. Fair values of these cash equivalents may be determined using public quotations which are reflected in Level 1.

Separate account assets are invested in mutual funds whose value is based on the underlying net asset value of these funds. Open ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

The following fair value hierarchy table presents information about the Company's assets measured at fair value on a recurring basis as of:

5. FAIR VALUE MEASUREMENTS (CONTINUED):

The Company held no Level 3 assets during 2013. Transfers out of Level 3 corporate and other debt securities were the result of obtaining pricing from third party pricing services that could be validated.

Changes in Level 3 assets measured at fair value on a recurring basis during 2012 were as follows:

Transfers into Level 3 corporate and other debt securities were primarily the result of unobservable inputs and the use of broker dealer quotes that could not be validated when previously information from third party pricing services that could be validated was used.

Financial Instruments Not Carried at Fair Value

Certain financial instruments are not measured at fair value in the financial statements but are disclosed if it is practicable to estimate such values. The following include disclosures for other financial instruments not carried at fair value and not included in the above discussion:

5. FAIR VALUE MEASUREMENTS (CONTINUED):

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Reinsurance Deposit and Receivables

Fair values for certain of the Company's reinsurance deposits for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Contract Holder Deposit Funds

Fair value for the Company's contract holder deposit fund liabilities for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.

6. INCOME TAXES:

The components of the provision for income taxes attributable to operations were as follows:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to a franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded for EFILI, as EFILI believes that the reversal of temporary differences will have no impact on the state income tax that EFILI will pay in the future. State deferred taxes are recorded for FILI for the impact of its reversing temporary differences on its future state income tax liability.

Significant components of the Company's net deferred tax asset were as follows:

Management believes that the Company's future income will be sufficient to realize the net deferred tax asset as of December 31, 2013 and 2012, respectively.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

6. INCOME TAXES (CONTINUED):

FILI paid net federal and state income taxes of $19,785,000, $36,129,000, and $28,904,000 in 2013, 2012, and 2011, respectively.

The FASB provides guidance for the accounting for uncertainty in income taxes recognized in the Company's financial statements. The guidance allows the recognition of these tax benefits that have a greater than 50% likelihood of being sustained upon examination by the taxing authorities. As a result, the Company applies a more-likely-than not recognition threshold for all tax uncertainties. The Company's management believes that adequate provision has been made in the financial statements for any potential tax uncertainties.

Currently, the Company only files income tax returns in the United States. The Company is not currently under examination and is no longer subject to U.S. federal or state tax for years before 2010. The Company is not currently under examination for the income tax filings in any other jurisdictions. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustment that will result in a material adverse effect on the Company's financial condition, results of operations, or cash flows. Therefore, no reserves for uncertain tax positions have been recorded.

In its Revenue Ruling 2007-61 issued on September 25, 2007, the Internal Revenue Service ("IRS") announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that proposes to change accepted industry and IRS interpretations of the status governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only. The Company has recorded benefits of $9,258,000, $7,223,000 and $7,267,000 during 2013, 2012 and 2011, respectively, related to the separate account DRD.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

7. STOCKHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS:

Generally, the net assets of the Company available for payment as dividends to FMR LLC are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the preceding December 31. On December 20, 2012, The Company paid a $300,000,000 dividend to its parent, FMR LLC. Of the total dividend, $43,000,000 was an ordinary dividend and $257,000,000 was an extraordinary dividend. The dividend payment was approved by the Utah Insurance Department. The Company did not pay any dividends in 2013 or 2011.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the applicable state insurance department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC; recognition of deferred income tax assets are limited; bonds are generally carried at amortized cost; insurance liabilities are presented net of reinsurance assets; a wholly-owned insurance subsidiary is reported at statutory equity and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.

Net income and capital stock and surplus as determined in accordance with statutory accounting practices were as follows:

8. AFFILIATED COMPANY TRANSACTIONS:

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. ("FIA"), and Fidelity Investments Institutional Services Company, Inc., all of which are affiliated with FMR LLC. FILI and EFILI have agreements with FIA under which FILI pays FIA renewal sales compensation of 0.10% of the annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company compensated FIA in the amount of $27,348,000, $24,143,000, and $22,290,000 in 2013, 2012 and 2011, respectively.

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company received $20,835,000, $22,400,000, and $24,337,000 in 2013, 2012 and 2011, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company entered into agreements with Pyramis Global Advisors Trust Company to provide investment and managerial advice. The Company incurred charges of $1,094,000, $1,156,000, and $1,206,000 in 2013, 2012 and 2011, respectively, for such services.

8. AFFILIATED COMPANY TRANSACTIONS (CONTINUED):

The Company has an administrative services agreement with FMR LLC and its subsidiaries whereby certain administrative and other services are provided for the Company. The Company paid FMR LLC and its subsidiaries $31,783,000, $32,063,000, and $30,572,000 in 2013, 2012 and 2011, respectively, for such services. Intercompany balances with FMR LLC and its subsidiaries are settled within 30 days.

FMR LLC sponsors a trusteed Profit-Sharing Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR LLC annually for the Profit-Sharing Plan. FMR LLC's policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The costs charged to the Company were $1,561,000, $1,437,000, and $1,381,000 in 2013, 2012 and 2011, respectively.

The Company participates in various share-based compensatory plans sponsored by FMR LLC and is allocated a compensation charge from FMR LLC that is amortized over the period in which it is earned. These share-based compensation arrangements generally provide holders with participation in changes in FMR LLC's Net Asset Value per share (as defined) over their respective terms.   All plans are settled in cash or promissory notes at the end of their defined term or when plan participants are no longer employees. The aggregate expenses related to these plans charged to the Company were $5,322,000, $3,894,000, and $3,699,000 in 2013, 2012 and 2011, respectively.

Effective February 28, 2009, FILI issued a $200,000,000 unsecured revolving line of credit to its parent, FMR LLC. The revolving line of credit agreement ("Agreement") was approved by the Utah Insurance Department and matures on an annual basis but may be extended for successive one year periods by mutual agreement of the parties, subject to the prior approval of the Utah Insurance Department. Under the terms of the agreement, FILI received a facility fee per year based on the unused amounts of the line of credit. In addition, FILI received annual interest on any advances made under the agreement at LIBOR (based on Bloomberg quotations) plus a spread. The Company earned facility fees of $109,000 and $142,000 in 2012 and 2011, respectively from FMR LLC. Effective December 20, 2012, the Agreement was terminated as a condition to the Utah Insurance Department's approval of the dividend payment to FMR LLC (See Note 7). There were no amounts advanced by FILI under the line of credit agreement during 2012 or 2011.

9. UNDERWRITING, ACQUISITION AND INSURANCE EXPENSES:

Underwriting, acquisition and insurance expenses were as follows:

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2013, 2012 and 2011, the Company decreased amortization by $2,862,000, $2,305,000, and $687,000 respectively, to reflect actual experience for investment performance, persistency (including internal replacements), administrative expenses and inflation assumptions. This adjustment has been reflected in amortization expense.

10. REINSURANCE:

The Company retains a maximum coverage per individual life of $25,000 plus 30% of the excess over $25,000 with a maximum initial retention not to exceed $100,000 for its life insurance business issued before March 1, 2008. The Company retains a flat $100,000 per individual life for its life business issued on and after March 1, 2008. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2001 with various reinsurers. The Company reinsures 100% of its GMWB provisions issued prior to January 1, 2009 and 90% for business issued on or after January 1, 2009. The GMWB product and associated reinsurance contract were discontinued for new business effective March 31, 2009.

The Company has entered into 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product with two highly rated reinsurers (rated A or better by Moody's statistical rating agency at December 31, 2013). Sales of these two products were discontinued in May 2008. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts with no life contingencies is accounted for as a deposit liability and is recorded in contract holder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.12% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

The Company reinsures substantially all of the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009. The Company retains 100% of the risk for annuitizations of deferred annuity products where annuitization occurs on or after June 1, 2009.

10. REINSURANCE (CONTINUED):

Financial information related to the two coinsurance agreements for the years ended December 31 were as follows:

The Company's deposit assets under the reinsurance agreements with Principal Life Insurance Company are partially secured by investments held in a collateral account and with Genworth Life Insurance Company are partially secured by investments held in trust which offers the Company additional protection and minimizes the risk of loss to the Company that could result from failure of these reinsurers.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

11. COMMITMENTS AND CONTINGENCIES:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity or net income.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

12. SUBSEQUENT EVENTS:

The Company has evaluated subsequent events from the balance sheet date through the date of this report and noted the following events requiring disclosure. These events do not result in an adjustment to the financial statements themselves.

Effective March 10, 2014, the Company donated certain appreciated debt securities with a fair value of $17.2 million to a qualified charitable organization. There were no donations in 2013, 2012 and 2011.

Effective April 1, 2014, FMR LLC contributed a 100% wholly owned subsidiary, Feedstock VII LLC ("Feedstock") to the Company at its carrying value of $2.2 million. Feedstock is a special purpose entity which invests in certain qualified energy resources under Section 45 of the Internal Revenue Code ("IRC 45"). IRC 45 provides a tax credit for the production of certain refined energy resources at a qualified facility during a 10 year period beginning on the date the facility was originally placed in service and the refined energy is sold to an unrelated party.

Feedstock entered into certain operating agreements to provide operational funding of a qualified facility through 2021. Feedstock's funding obligation is tied to the production of the qualified energy resource and eligibility to receive the expected tax credit pursuant to the operating agreements. The Company is expected to make funding payments on behalf of Feedstock and receive the benefits of the tax credits generated.

FMR LLC provides certain guarantees of Feedstock to third parties which are contingent upon Feedstock's eligibility to receive the expected tax credits. FMR LLC will continue to provide such guarantees subsequent to its contribution of Feedstock to the Company.

Fidelity® Investments

Variable Life Account I

Annual Report

December 31, 2013

(Fidelity Cover Art)

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities

December 31, 2013

	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity-Income	VIP - Growth	VIP - Overseas	VIP - Overseas, Class R
Assets:
Investments at market value	$ 1,707,874	$ 1,256,337	$ 2,531,398	$ 1,558,549	$ 270,754	$ 903,617
Receivable from FILI	88	5	0	29	0	0
Total Assets	$ 1,707,962	$ 1,256,342	$ 2,531,398	$ 1,558,578	$ 270,754	$ 903,617
Liabilities:
Payable to FILI	0	0	379	0	164	195
Total net assets	$ 1,707,962	$ 1,256,342	$ 2,531,019	$ 1,558,578	$ 270,590	$ 903,422
Net Assets:
Life contracts	$ 1,707,962	$ 1,256,342	$ 2,531,019	$ 1,558,578	$ 270,590	$ 903,422
Total net assets	$ 1,707,962	$ 1,256,342	$ 2,531,019	$ 1,558,578	$ 270,590	$ 903,422
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	11,291	1,712	21,054	12,225	6,021	0
Unit Value	$ 21.22	$ 47.07	$ 84.50	$ 91.00	$ 44.94	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	71,084	70,286	8,980	4,785	0	55,926
Unit Value	$ 20.66	$ 16.73	$ 83.72	$ 93.21	$ 0	$ 16.15
	Subaccounts Investing In:
	VIP - Investment Grade Bond	VIP - Asset Manager	VIP - Index 500	VIP - Asset Manager Growth	VIP - Contrafund	VIP - Balanced
Assets:
Investments at market value	$ 1,293,061	$ 799,292	$ 3,935,499	$ 518,880	$ 3,147,537	$ 1,381,991
Receivable from FILI	0	39	17	0	0	0
Total Assets	$ 1,293,061	$ 799,331	$ 3,935,516	$ 518,880	$ 3,147,537	$ 1,381,991
Liabilities:
Payable to FILI	184	0	0	164	150	59
Total net assets	$ 1,292,877	$ 799,331	$ 3,935,516	$ 518,716	$ 3,147,387	$ 1,381,932
Net Assets:
Life contracts	$ 1,292,877	$ 799,331	$ 3,935,516	$ 518,716	$ 3,147,387	$ 1,381,932
Total net assets	$ 1,292,877	$ 799,331	$ 3,935,516	$ 518,716	$ 3,147,387	$ 1,381,932
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	9,127	4,527	0	0	0	0
Unit Value	$ 38.61	$ 50.63	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	24,872	11,706	74,293	16,035	48,341	55,677
Unit Value	$ 37.81	$ 48.70	$ 52.97	$ 32.35	$ 65.11	$ 24.82
	Subaccounts Investing In:
	VIP - Dynamic Capital Appreciation	VIP - Growth & Income	VIP - Growth Opportunities	VIP - Mid Cap	VIP - Value Strategies	VIP - Utilities
Assets:
Investments at market value	$ 147,745	$ 302,060	$ 212,999	$ 1,058,000	$ 80,400	$ 91,843
Receivable from FILI	48	39	24	0	20	6
Total Assets	$ 147,793	$ 302,099	$ 213,023	$ 1,058,000	$ 80,420	$ 91,849
Liabilities:
Payable to FILI	0	0	0	90	0	0
Total net assets	$ 147,793	$ 302,099	$ 213,023	$ 1,057,910	$ 80,420	$ 91,849
Net Assets:
Life contracts	$ 147,793	$ 302,099	$ 213,023	$ 1,057,910	$ 80,420	$ 91,849
Total net assets	$ 147,793	$ 302,099	$ 213,023	$ 1,057,910	$ 80,420	$ 91,849
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	7,275	10,974	10,160	30,242	4,511	5,115
Unit Value	$ 20.31	$ 27.53	$ 20.97	$ 34.98	$ 17.83	$ 17.96
	Subaccounts Investing In:
	VIP - Technology	VIP - Energy	VIP - Health Care	VIP - Financial Services	VIP - Industrials	VIP - Consumer Discretionary
Assets:
Investments at market value	$ 153,397	$ 353,848	$ 374,253	$ 78,690	$ 293,858	$ 55,970
Receivable from FILI	0	0	26	10	0	26
Total Assets	$ 153,397	$ 353,848	$ 374,279	$ 78,700	$ 293,858	$ 55,996
Liabilities:
Payable to FILI	97	180	0	0	23	0
Total net assets	$ 153,300	$ 353,668	$ 374,279	$ 78,700	$ 293,835	$ 55,996
Net Assets:
Life contracts	$ 153,300	$ 353,668	$ 374,279	$ 78,700	$ 293,835	$ 55,996
Total net assets	$ 153,300	$ 353,668	$ 374,279	$ 78,700	$ 293,835	$ 55,996
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	7,955	11,877	13,399	6,974	8,719	2,627
Unit Value	$ 19.27	$ 29.78	$ 27.93	$ 11.28	$ 33.70	$ 21.32
	Subaccounts Investing In:
	VIP - Real Estate	VIP - Strategic Income	VIP - Growth Strategies	VIP - International Capital Appreciation, Class R	VIP - Value Leaders	VIP - Value
Assets:
Investments at market value	$ 1,315,203	$ 537,857	$ 409,292	$ 275,478	$ 48,424	$ 75,749
Receivable from FILI	10	2	9	180	13	0
Total Assets	$ 1,315,213	$ 537,859	$ 409,301	$ 275,658	$ 48,437	$ 75,749
Liabilities:
Payable to FILI	0	0	0	0	0	1
Total net assets	$ 1,315,213	$ 537,859	$ 409,301	$ 275,658	$ 48,437	$ 75,748
Net Assets:
Life contracts	$ 1,315,213	$ 537,859	$ 409,301	$ 275,658	$ 48,437	$ 75,748
Total net assets	$ 1,315,213	$ 537,859	$ 409,301	$ 275,658	$ 48,437	$ 75,748
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	84,484	33,986	25,665	18,300	3,645	4,690
Unit Value	$ 15.57	$ 15.83	$ 15.95	$ 15.06	$ 13.29	$ 16.15
	Subaccounts Investing In:
	VIP - Growth Stock	VIP - Freedom Income	VIP - Freedom 2010	VIP - Freedom 2015	VIP - Freedom 2020	VIP - Freedom 2025	VIP - Freedom 2030
Assets:
Investments at market value	$ 53,097	$ 26,613	$ 22,103	$ 67,375	$ 339,305	$ 431,189	$ 382,399
Receivable from FILI	7	3	28	4	18	6	2
Total Assets	$ 53,104	$ 26,616	$ 22,131	$ 67,379	$ 339,323	$ 431,195	$ 382,401
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 53,104	$ 26,616	$ 22,131	$ 67,379	$ 339,323	$ 431,195	$ 382,401
Net Assets:
Life contracts	$ 53,104	$ 26,616	$ 22,131	$ 67,379	$ 339,323	$ 431,195	$ 382,401
Total net assets	$ 53,104	$ 26,616	$ 22,131	$ 67,379	$ 339,323	$ 431,195	$ 382,401
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	2,835	1,965	1,437	4,280	21,448	26,000	23,307
Unit Value	$ 18.74	$ 13.54	$ 15.40	$ 15.74	$ 15.82	$ 16.58	$ 16.41
	Subaccounts Investing In:
	VIP - Disciplined Small Cap	VIP - FundsManager 20%	VIP - FundsManager 50%	VIP - FundsManager 70%	VIP - FundsManager 85%	VIP - Consumer Staples	VIP - Materials
Assets:
Investments at market value	$ 179,136	$ 429,119	$ 607,987	$ 3,875,482	$ 268,645	$ 53,079	$ 11,017
Receivable from FILI	6	0	66	0	0	0	2
Total Assets	$ 179,142	$ 429,119	$ 608,053	$ 3,875,482	$ 268,645	$ 53,079	$ 11,019
Liabilities:
Payable to FILI	0	5	0	31	119	196	0
Total net assets	$ 179,142	$ 429,114	$ 608,053	$ 3,875,451	$ 268,526	$ 52,883	$ 11,019
Net Assets:
Life contracts	$ 179,142	$ 429,114	$ 608,053	$ 3,875,451	$ 268,526	$ 52,883	$ 11,019
Total net assets	$ 179,142	$ 429,114	$ 608,053	$ 3,875,451	$ 268,526	$ 52,883	$ 11,019
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	11,808	33,639	44,532	280,521	19,552	3,050	630
Unit Value	$ 15.17	$ 12.76	$ 13.65	$ 13.82	$ 13.73	$ 17.34	$ 17.50
	Subaccounts Investing In:
	VIP - Telecommunications	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Tactical Asset Allocation	Invesco - Van Kampen Global Core Equity	Lazard - Retirement Emerging Markets
Assets:
Investments at market value	$ 2,026	$ 464,336	$ 109,429	$ 216,766	$ 224,136	$ 104,949
Receivable from FILI	3	49	0	8	0	9
Total Assets	$ 2,029	$ 464,385	$ 109,429	$ 216,774	$ 224,136	$ 104,958
Liabilities:
Payable to FILI	0	0	18	0	82	0
Total net assets	$ 2,029	$ 464,385	$ 109,411	$ 216,774	$ 224,054	$ 104,958
Net Assets:
Life contracts	$ 2,029	$ 464,385	$ 109,411	$ 216,774	$ 224,054	$ 104,958
Total net assets	$ 2,029	$ 464,385	$ 109,411	$ 216,774	$ 224,054	$ 104,958
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	167	17,409	3,776	13,677	13,133	7,153
Unit Value	$ 12.15	$ 26.68	$ 28.98	$ 15.85	$ 17.06	$ 14.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations

For the year ended December 31, 2013

	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP - Overseas Class R	VIP - Investment Grade Bond
Income:
Dividends	$ 522	$ 72,399	$ 59,471	$ 3,999	$ 3,347	$ 11,132	$ 31,920
Expenses:
Mortality and expense risk charges	15,886	11,876	16,725	9,589	1,444	8,080	12,160
Administrative charges	694	200	4,112	2,403	602	0	899
Net investment income (loss)	(16,058)	60,323	38,634	(7,993)	1,301	3,052	18,861
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	21,318	21,987	13,130	(321)	17,535	2,252
Realized gain distributions	0	0	157,222	952	918	3,052	16,372
Net realized gain (loss) on investments	0	21,318	179,209	14,082	597	20,587	18,624
Unrealized appreciation (depreciation)	0	(21,396)	327,936	400,964	60,672	186,274	(75,987)
Net increase (decrease) in net assets from operations	$ (16,058)	$ 60,245	$ 545,779	$ 407,053	$ 62,570	$ 209,913	$ (38,502)
	Subaccounts Investing In:
	VIP - Asset Manager	VIP - Index 500	VIP - Asset Manager Growth	VIP - Contrafund	VIP - Balanced	VIP - Dynamic Capital Appreciation	VIP - Growth & Income
Income:
Dividends	$ 12,036	$ 68,221	$ 4,956	$ 30,836	$ 20,159	$ 469	$ 5,163
Expenses:
Mortality and expense risk charges	6,618	30,986	4,556	27,954	12,657	1,263	2,635
Administrative charges	535	0	0	0	0	0	0
Net investment income (loss)	4,883	37,235	400	2,882	7,502	(794)	2,528
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	6,082	90,677	1,661	38,051	11,874	493	1,820
Realized gain distributions	1,869	28,896	1,339	821	55,303	10,480	0
Net realized gain (loss) on investments	7,951	119,573	3,000	38,872	67,177	10,973	1,820
Unrealized appreciation (depreciation)	89,293	634,572	84,516	685,081	138,861	29,698	66,998
Net increase (decrease) in net assets from operations	$ 102,127	$ 791,380	$ 87,916	$ 726,835	$ 213,540	$ 39,877	$ 71,346
	Subaccounts Investing In:
	VIP - Growth Opportunities	VIP - Mid Cap	VIP - Value Strategies	VIP - Utilities	VIP - Technology	VIP - Energy
Income:
Dividends	$ 589	$ 4,923	$ 683	$ 2,361	$ 221	$ 3,161
Expenses:
Mortality and expense risk charges	2,216	10,033	703	852	1,400	3,291
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	(1,627)	(5,110)	(20)	1,509	(1,179)	(130)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	26,794	32,720	829	3,130	4,070	1,927
Realized gain distributions	99	124,746	0	0	8,255	2,079
Net realized gain (loss) on investments	26,893	157,466	829	3,130	12,325	4,006
Unrealized appreciation (depreciation)	45,193	146,705	16,976	9,365	22,724	62,846
Net increase (decrease) in net assets from operations	$ 70,459	$ 299,061	$ 17,785	$ 14,004	$ 33,870	$ 66,722
	Subaccounts Investing In:
	VIP - Health Care	VIP - Financial Services	VIP - Industrials	VIP - Consumer Discretionary	VIP - Real Estate	VIP - Strategic Income
Income:
Dividends	$ 0	$ 812	$ 2,143	$ 61	$ 24,741	$ 22,516
Expenses:
Mortality and expense risk charges	3,428	512	2,245	516	13,282	6,148
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	(3,428)	300	(102)	(455)	11,459	16,368
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	119,306	278	7,798	4,531	19,123	11,095
Realized gain distributions	25,950	0	14,780	4,185	61,885	5,277
Net realized gain (loss) on investments	145,256	278	22,578	8,716	81,008	16,372
Unrealized appreciation (depreciation)	2,449	11,853	45,438	8,796	(96,458)	(37,852)
Net increase (decrease) in net assets from operations	$ 144,277	$ 12,431	$ 67,914	$ 17,057	$ (3,991)	$ (5,112)
	Subaccounts Investing In:
	VIP - Growth Strategies	VIP - International Capital Appreciation, Class R	VIP - Value Leaders	VIP - Value	VIP - Growth Stock	VIP - Freedom Income
Income:
Dividends	$ 61	$ 1,533	$ 276	$ 811	$ 539	$ 400
Expenses:
Mortality and expense risk charges	3,526	2,605	435	1,037	917	268
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	(3,465)	(1,072)	(159)	(226)	(378)	132
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,144	4,353	932	16,392	21,387	40
Realized gain distributions	534	216	0	6,003	8,781	240
Net realized gain (loss) on investments	3,678	4,569	932	22,395	30,168	280
Unrealized appreciation (depreciation)	106,084	45,255	11,652	5,808	(4,340)	754
Net increase (decrease) in net assets from operations	$ 106,297	$ 48,752	$ 12,425	$ 27,977	$ 25,450	$ 1,166
	Subaccounts Investing In:
	VIP - Freedom 2010	VIP - Freedom 2015	VIP - Freedom 2020	VIP - Freedom 2025	VIP - Freedom 2030	VIP - Disciplined Small Cap
Income:
Dividends	$ 362	$ 1,157	$ 5,787	$ 7,450	$ 6,072	$ 762
Expenses:
Mortality and expense risk charges	256	756	3,005	3,831	3,313	1,257
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	106	401	2,782	3,619	2,759	(495)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,442	2,626	2,205	3,952	9,316	6,356
Realized gain distributions	270	1,168	4,012	6,132	4,831	11,620
Net realized gain (loss) on investments	1,712	3,794	6,217	10,084	14,147	17,976
Unrealized appreciation (depreciation)	1,065	4,707	32,510	52,417	45,746	22,901
Net increase (decrease) in net assets from operations	$ 2,883	$ 8,902	$ 41,509	$ 66,120	$ 62,652	$ 40,382
	Subaccounts Investing In:
	VIP - FundsManager 20%	VIP - FundsManager 50%	VIP - FundsManager 70%	VIP - FundsManager 85%	VIP - Consumer Staples	VIP - Materials
Income:
Dividends	$ 5,213	$ 5,736	$ 39,254	$ 2,207	$ 2,701	$ 122
Expenses:
Mortality and expense risk charges	4,231	5,668	35,105	2,680	1,090	237
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	982	68	4,149	(473)	1,611	(115)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	889	1,970	68,072	10,966	38,188	4,555
Realized gain distributions	8,823	3,243	28,174	2,796	2,723	868
Net realized gain (loss) on investments	9,712	5,213	96,246	13,762	40,911	5,423
Unrealized appreciation (depreciation)	8,130	67,443	557,396	49,105	(26,044)	(659)
Net increase (decrease) in net assets from operations	$ 18,824	$ 72,724	$ 657,791	$ 62,394	$ 16,478	$ 4,649
	Subaccounts Investing In:
	VIP - Telecommunications	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Tactical Asset Allocation	Invesco - Van Kampen Global Core Equity (b)	Lazard - Retirement Emerging Markets
Income:
Dividends	$ 30	$ 5,933	$ 4,630	$ 238	$ 4,022	$ 1,781
Expenses:
Mortality and expense risk charges	19	4,878	1,134	2,096	2,056	1,186
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	11	1,055	3,496	(1,858)	1,966	595
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	22	6,251	2,713	2,529	5,060	3,368
Realized gain distributions	51	0	1,419	0	0	630
Net realized gain (loss) on investments	73	6,251	4,132	2,529	5,060	3,998
Unrealized appreciation (depreciation)	253	(18,828)	(18,928)	28,134	32,356	(6,497)
Net increase (decrease) in net assets from operations	$ 337	$ (11,522)	$ (11,300)	$ 28,805	$ 39,382	$ (1,904)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income		VIP - Equity-Income		VIP - Growth
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ (16,058)	$ (21,700)	$ 60,323	$ 58,929	$ 38,634	$ 44,034	$ (7,993)	$ (4,092)
Net realized gain (loss) on investments	0	0	21,318	14,239	179,209	137,552	14,082	1,048
Unrealized appreciation (depreciation)	0	0	(21,396)	66,653	327,936	107,913	400,964	153,636
Net increase (decrease) in net assets from operations	(16,058)	(21,700)	60,245	139,821	545,779	289,499	407,053	150,592
Contract Transactions:
Payments received from contractholders	303,082	386,342	31,481	37,971	48,586	52,043	14,411	15,293
Transfers between subaccounts, net	(840,158)	(504,831)	(67,524)	13,453	(21,700)	(6,637)	3,151	(56,589)
Contract terminations	(7,007)	(182,134)	0	0	(13,000)	(3,212)	(4,109)	0
Contract maintenance charges	(1,744)	(1,999)	(368)	(371)	(685)	(657)	(422)	(410)
Contract benefits	(56,987)	0	0	0	(54,383)	0	(63,161)	0
Cost of insurance	(28,131)	(37,166)	(10,222)	(10,544)	(22,172)	(22,179)	(10,276)	(10,727)
Other transfers (to) from FILI, net	(3,929)	17,869	(9,612)	3,361	(45,508)	1,423	(13,480)	3,557
Net increase (decrease) in net assets from contract transactions	(634,874)	(321,919)	(56,245)	43,870	(108,862)	20,781	(73,886)	(48,876)
Total increase (decrease) in net assets	(650,932)	(343,619)	4,000	183,691	436,917	310,280	333,167	101,716
Net Assets:
Beginning of year	2,358,894	2,702,513	1,252,342	1,068,651	2,094,102	1,783,822	1,225,411	1,123,695
End of year	$ 1,707,962	$ 2,358,894	$ 1,256,342	$ 1,252,342	$ 2,531,019	$ 2,094,102	$ 1,558,578	$ 1,225,411
	Subaccounts Investing In:
	VIP - Overseas		VIP - Overseas, Class R		VIP - Investment Grade Bond		VIP - Asset Manager
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ 1,301	$ 2,323	$ 3,052	$ 6,918	$ 18,861	$ 19,477	$ 4,883	$ 3,275
Net realized gain (loss) on investments	597	(1,975)	20,587	6,981	18,624	38,308	7,951	49,146
Unrealized appreciation (depreciation)	60,672	36,214	186,274	99,877	(75,987)	490	89,293	11,522
Net increase (decrease) in net assets from operations	62,570	36,562	209,913	113,776	(38,502)	58,275	102,127	63,943
Contract Transactions:
Payments received from contractholders	0	0	67,629	62,499	75,709	62,655	16,409	15,334
Transfers between subaccounts, net	(5,944)	(5,735)	(80,614)	(19,072)	(71,402)	146,179	10,000	377,560
Contract terminations	0	0	(968)	0	(3,918)	(46,858)	0	(349,891)
Contract maintenance charges	0	0	(384)	(403)	(851)	(943)	(524)	(548)
Contract benefits	0	0	0	0	0	0	(26,237)	0
Cost of insurance	(3,703)	(3,636)	(4,904)	(5,452)	(20,243)	(21,858)	(11,764)	(10,912)
Other transfers (to) from FILI, net	(161)	8	(51)	47	(8,835)	1,964	(11,134)	1,658
Net increase (decrease) in net assets from contract transactions	(9,808)	(9,363)	(19,292)	37,619	(29,540)	141,139	(23,250)	33,201
Total increase (decrease) in net assets	52,762	27,199	190,621	151,395	(68,042)	199,414	78,877	97,144
Net Assets:
Beginning of year	217,828	190,629	712,801	561,406	1,360,919	1,161,505	720,454	623,310
End of year	$ 270,590	$ 217,828	$ 903,422	$ 712,801	$ 1,292,877	$ 1,360,919	$ 799,331	$ 720,454
	Subaccounts Investing In:
	VIP - Index 500		VIP - Asset Manager Growth		VIP - Contrafund		VIP - Balanced
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ 37,235	$ 17,426	$ 400	$ 1,768	$ 2,882	$ 8,973	$ 7,502	$ 8,517
Net realized gain (loss) on investments	119,573	39,894	3,000	7,118	38,872	6,236	67,177	54,981
Unrealized appreciation (depreciation)	634,572	140,345	84,516	42,422	685,081	271,839	138,861	74,957
Net increase (decrease) in net assets from operations	791,380	197,665	87,916	51,308	726,835	287,048	213,540	138,455
Contract Transactions:
Payments received from contractholders	318,176	119,333	27,322	29,530	160,294	164,126	66,253	89,019
Transfers between subaccounts, net	1,387,891	8,734	0	0	25,957	91,222	(415)	(4,223)
Contract terminations	(12,691)	(28,688)	0	(22,745)	(12,623)	(34,919)	(4,694)	(8,075)
Contract maintenance charges	(1,576)	(1,457)	(680)	(713)	(2,359)	(2,409)	(1,547)	(1,574)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(28,395)	(18,504)	(4,676)	(4,920)	(31,157)	(29,214)	(12,928)	(13,763)
Other transfers (to) from FILI, net	(135,345)	(287)	(120)	1,025	(39,755)	272	(51,693)	(2,397)
Net increase (decrease) in net assets from contract transactions	1,528,060	79,131	21,846	2,177	100,357	189,078	(5,024)	58,987
Total increase (decrease) in net assets	2,319,440	276,796	109,762	53,485	827,192	476,126	208,516	197,442
Net Assets:
Beginning of year	1,616,076	1,339,280	408,954	355,469	2,320,195	1,844,069	1,173,416	975,974
End of year	$ 3,935,516	$ 1,616,076	$ 518,716	$ 408,954	$ 3,147,387	$ 2,320,195	$ 1,381,932	$ 1,173,416
	Subaccounts Investing In:
	VIP - Dynamic Capital Appreciation		VIP - Growth & Income		VIP - Growth Opportunities		VIP - Mid Cap
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ (794)	$ (347)	$ 2,528	$ 2,726	$ (1,627)	$ (1,231)	$ (5,110)	$ (3,085)
Net realized gain (loss) on investments	10,973	1,909	1,820	1,121	26,893	10,165	157,466	72,947
Unrealized appreciation (depreciation)	29,698	18,129	66,998	26,984	45,193	24,581	146,705	37,811
Net increase (decrease) in net assets from operations	39,877	19,691	71,346	30,831	70,459	33,515	299,061	107,673
Contract Transactions:
Payments received from contractholders	2,241	2,607	19,614	21,622	14,850	14,752	45,646	55,082
Transfers between subaccounts, net	0	(9,810)	(77)	(879)	(64,524)	(26,907)	(125,297)	(27,045)
Contract terminations	0	0	0	0	(1,594)	(6,039)	(16,317)	(11,684)
Contract maintenance charges	(90)	(87)	(279)	(266)	(282)	(291)	(1,065)	(1,110)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(855)	(830)	(3,307)	(2,800)	(2,962)	(3,306)	(11,681)	(12,569)
Other transfers (to) from FILI, net	16	6	(91)	(52)	(39)	5,631	(38,352)	(3,271)
Net increase (decrease) in net assets from contract transactions	1,312	(8,114)	15,860	17,625	(54,551)	(16,160)	(147,066)	(597)
Total increase (decrease) in net assets	41,189	11,577	87,206	48,456	15,908	17,355	151,995	107,076
Net Assets:
Beginning of year	106,604	95,027	214,893	166,437	197,115	179,760	905,915	798,839
End of year	$ 147,793	$ 106,604	$ 302,099	$ 214,893	$ 213,023	$ 197,115	$ 1,057,910	$ 905,915
	Subaccounts Investing In:
	VIP - Value Strategies		VIP - Utilities		VIP - Technology		VIP - Energy
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ (20)	$ (195)	$ 1,509	$ 1,200	$ (1,179)	$ (1,293)	$ (130)	$ 70
Net realized gain (loss) on investments	829	159	3,130	2,245	12,325	13,829	4,006	(2,223)
Unrealized appreciation (depreciation)	16,976	12,068	9,365	1,379	22,724	5,781	62,846	13,281
Net increase (decrease) in net assets from operations	17,785	12,032	14,004	4,824	33,870	18,317	66,722	11,128
Contract Transactions:
Payments received from contractholders	3,081	3,101	2,046	9,247	6,285	7,364	13,409	16,972
Transfers between subaccounts, net	651	0	6,657	(7,696)	(9,061)	(10,349)	(1,881)	(14,835)
Contract terminations	0	0	(2,299)	0	(4,164)	0	(2,204)	(1,702)
Contract maintenance charges	(135)	(127)	(113)	(115)	(134)	(187)	(390)	(427)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(682)	(638)	(1,061)	(1,571)	(857)	(1,837)	(4,099)	(4,527)
Other transfers (to) from FILI, net	0	0	(73)	13	(564)	(1,099)	(815)	(160)
Net increase (decrease) in net assets from contract transactions	2,915	2,336	5,157	(122)	(8,495)	(6,108)	4,020	(4,679)
Total increase (decrease) in net assets	20,700	14,368	19,161	4,702	25,375	12,209	70,742	6,449
Net Assets:
Beginning of year	59,720	45,352	72,688	67,986	127,925	115,716	282,926	276,477
End of year	$ 80,420	$ 59,720	$ 91,849	$ 72,688	$ 153,300	$ 127,925	$ 353,668	$ 282,926
	Subaccounts Investing In:
	VIP - Health Care		VIP - Financial Services		VIP - Industrials		VIP - Consumer Discretionary
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ (3,428)	$ (1,041)	$ 300	$ 3	$ (102)	$ 366	$ (455)	$ (337)
Net realized gain (loss) on investments	145,256	19,265	278	(450)	22,578	(75)	8,716	6,822
Unrealized appreciation (depreciation)	2,449	16,639	11,853	4,737	45,438	14,975	8,796	2,945
Net increase (decrease) in net assets from operations	144,277	34,863	12,431	4,290	67,914	15,266	17,057	9,430
Contract Transactions:
Payments received from contractholders	20,751	15,791	1,874	2,216	9,391	11,020	254	322
Transfers between subaccounts, net	47,433	49,263	47,424	(6,912)	126,859	(18,214)	(11,441)	(7,677)
Contract terminations	(92,597)	0	(1,070)	0	(71)	(2,116)	(71)	0
Contract maintenance charges	(2,703)	(257)	(65)	(58)	(178)	(118)	(30)	(27)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(6,098)	(4,678)	(394)	(437)	(3,352)	(1,164)	(160)	(128)
Other transfers (to) from FILI, net	(1,345)	(1,678)	244	3,904	(1)	32	(44)	45
Net increase (decrease) in net assets from contract transactions	(34,559)	58,441	48,013	(1,287)	132,648	(10,560)	(11,492)	(7,465)
Total increase (decrease) in net assets	109,718	93,304	60,444	3,003	200,562	4,706	5,565	1,965
Net Assets:
Beginning of year	264,561	171,257	18,256	15,253	93,273	88,567	50,431	48,466
End of year	$ 374,279	$ 264,561	$ 78,700	$ 18,256	$ 293,835	$ 93,273	$ 55,996	$ 50,431
	Subaccounts Investing In:
	VIP - Real Estate		VIP - Strategic Income		VIP - Growth Strategies		VIP - International Capital Appreciation, Class R
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ 11,459	$ 5,042	$ 16,368	$ 15,874	$ (3,465)	$ (2,709)	$ (1,072)	$ 26
Net realized gain (loss) on investments	81,008	42,225	16,372	8,446	3,678	1,902	4,569	4,734
Unrealized appreciation (depreciation)	(96,458)	115,431	(37,852)	26,357	106,084	24,928	45,255	44,961
Net increase (decrease) in net assets from operations	(3,991)	162,698	(5,112)	50,677	106,297	24,121	48,752	49,721
Contract Transactions:
Payments received from contractholders	19,421	23,167	35,659	48,624	25,613	25,850	6,808	19,158
Transfers between subaccounts, net	195,369	14,535	(96,557)	21,425	0	0	(23,080)	(14,200)
Contract terminations	0	0	0	0	(580)	0	0	0
Contract maintenance charges	(363)	(316)	(493)	(502)	(268)	(285)	(178)	(199)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(7,868)	(4,895)	(9,353)	(10,363)	(1,769)	(1,904)	(5,150)	(5,381)
Other transfers (to) from FILI, net	(60)	246	(11,238)	(168)	(169)	(142)	171	130
Net increase (decrease) in net assets from contract transactions	206,499	32,737	(81,982)	59,016	22,827	23,519	(21,429)	(492)
Total increase (decrease) in net assets	202,508	195,435	(87,094)	109,693	129,124	47,640	27,323	49,229
Net Assets:
Beginning of year	1,112,705	917,270	624,953	515,260	280,177	232,537	248,335	199,106
End of year	$ 1,315,213	$ 1,112,705	$ 537,859	$ 624,953	$ 409,301	$ 280,177	$ 275,658	$ 248,335
	Subaccounts Investing In:
	VIP - Value Leaders		VIP - Value		VIP - Growth Stock
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ (159)	$ 460	$ (226)	$ 806	$ (378)	$ (90)
Net realized gain (loss) on investments	932	2,511	22,395	404	30,168	559
Unrealized appreciation (depreciation)	11,652	2,195	5,808	13,948	(4,340)	10,939
Net increase (decrease) in net assets from operations	12,425	5,166	27,977	15,158	25,450	11,408
Contract Transactions:
Payments received from contractholders	4,110	4,588	8,820	8,088	442	3,482
Transfers between subaccounts, net	(3,991)	(11,039)	(57,686)	6,029	(71)	1,081
Contract terminations	0	0	0	0	(53,733)	0
Contract maintenance charges	(44)	(47)	(86)	(78)	(61)	(57)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(336)	(368)	(1,007)	(929)	(624)	(624)
Other transfers (to) from FILI, net	7	104	(2,628)	(43)	90	(1)
Net increase (decrease) in net assets from contract transactions	(254)	(6,762)	(52,587)	13,067	(53,957)	3,881
Total increase (decrease) in net assets	12,171	(1,596)	(24,610)	28,225	(28,507)	15,289
Net Assets:
Beginning of year	36,266	37,862	100,358	72,133	81,611	66,322
End of year	$ 48,437	$ 36,266	$ 75,748	$ 100,358	$ 53,104	$ 81,611
	Subaccounts Investing In:
	VIP - Freedom Income		VIP - Freedom 2010		VIP - Freedom 2015
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ 132	$ 194	$ 106	$ 227	$ 401	$ 847
Net realized gain (loss) on investments	280	223	1,712	376	3,794	1,433
Unrealized appreciation (depreciation)	754	278	1,065	1,268	4,707	5,323
Net increase (decrease) in net assets from operations	1,166	695	2,883	1,871	8,902	7,603
Contract Transactions:
Payments received from contractholders	0	116	4,195	5,104	2,522	4,815
Transfers between subaccounts, net	0	25,472	0	0	(25,008)	5,100
Contract terminations	0	0	(7,367)	0	0	0
Contract maintenance charges	(66)	(52)	(139)	(141)	(113)	(116)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(1,150)	(884)	(484)	(512)	(602)	(754)
Other transfers (to) from FILI, net	4	1	5	8	0	292
Net increase (decrease) in net assets from contract transactions	(1,212)	24,653	(3,790)	4,459	(23,201)	9,337
Total increase (decrease) in net assets	(46)	25,348	(907)	6,330	(14,299)	16,940
Net Assets:
Beginning of year	26,662	1,314	23,038	16,708	81,678	64,738
End of year	$ 26,616	$ 26,662	$ 22,131	$ 23,038	$ 67,379	$ 81,678
	Subaccounts Investing In:
	VIP - Freedom 2020		VIP - Freedom 2025		VIP - Freedom 2030
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ 2,782	$ 2,852	$ 3,619	$ 2,947	$ 2,759	$ 3,684
Net realized gain (loss) on investments	6,217	3,940	10,084	4,053	14,147	3,439
Unrealized appreciation (depreciation)	32,510	20,399	52,417	32,135	45,746	28,508
Net increase (decrease) in net assets from operations	41,509	27,191	66,120	39,135	62,652	35,631
Contract Transactions:
Payments received from contractholders	42,971	35,255	23,836	22,622	22,281	47,221
Transfers between subaccounts, net	1,000	0	25,008	4,955	(960)	0
Contract terminations	0	0	0	0	(7,852)	0
Contract maintenance charges	(393)	(393)	(491)	(474)	(836)	(896)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(5,915)	(6,019)	(3,922)	(3,808)	(3,451)	(3,723)
Other transfers (to) from FILI, net	(5,303)	(966)	(13,686)	(114)	(954)	(2,232)
Net increase (decrease) in net assets from contract transactions	32,360	27,877	30,745	23,181	8,228	40,370
Total increase (decrease) in net assets	73,869	55,068	96,865	62,316	70,880	76,001
Net Assets:
Beginning of year	265,454	210,386	334,330	272,014	311,521	235,520
End of year	$ 339,323	$ 265,454	$ 431,195	$ 334,330	$ 382,401	$ 311,521
	Subaccounts Investing In:
	VIP - Disciplined Small Cap		VIP - FundsManager 20%		VIP - FundsManager 50%
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ (495)	$ 1,401	$ 982	$ 1,563	$ 68	$ 1,165
Net realized gain (loss) on investments	17,976	7,988	9,712	1,816	5,213	7,405
Unrealized appreciation (depreciation)	22,901	896	8,130	14,670	67,443	36,045
Net increase (decrease) in net assets from operations	40,382	10,285	18,824	18,049	72,724	44,615
Contract Transactions:
Payments received from contractholders	10,582	11,437	0	0	19,404	22,596
Transfers between subaccounts, net	25,160	54,291	0	0	0	(32,511)
Contract terminations	0	0	0	0	0	0
Contract maintenance charges	(144)	(154)	(98)	(98)	(368)	(383)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(2,548)	(3,370)	(3,894)	(3,893)	(7,202)	(9,489)
Other transfers (to) from FILI, net	(3,471)	(4,752)	2	(8)	20	0
Net increase (decrease) in net assets from contract transactions	29,579	57,452	(3,990)	(3,999)	11,854	(19,787)
Total increase (decrease) in net assets	69,961	67,737	14,834	14,050	84,578	24,828
Net Assets:
Beginning of year	109,181	41,444	414,280	400,230	523,475	498,647
End of year	$ 179,142	$ 109,181	$ 429,114	$ 414,280	$ 608,053	$ 523,475
	Subaccounts Investing In:
	VIP - FundsManager 70%		VIP - FundsManager 85%		VIP - Consumer Staples
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ 4,149	$ 17,709	$ (473)	$ 532	$ 1,611	$ 537
Net realized gain (loss) on investments	96,246	21,010	13,762	9,665	40,911	1,079
Unrealized appreciation (depreciation)	557,396	319,894	49,105	21,114	(26,044)	8,752
Net increase (decrease) in net assets from operations	657,791	358,613	62,394	31,311	16,478	10,368
Contract Transactions:
Payments received from contract holders	185,831	164,792	15,011	31,569	0	586
Transfers between subaccounts, net	(305,616)	(85,520)	(48,460)	(1,007)	42,252	5,934
Contract terminations	0	0	(14,400)	(45,665)	(94,190)	0
Contract maintenance charges	(920)	(1,081)	(646)	(747)	(48)	(35)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(15,516)	(23,110)	(3,671)	(4,073)	(752)	(523)
Other transfers (to) from FILI, net	(19)	(122)	(23)	(91)	435	(46)
Net increase (decrease) in net assets from contract transactions	(136,240)	54,959	(52,189)	(20,014)	(52,303)	5,916
Total increase (decrease) in net assets	521,551	413,572	10,205	11,297	(35,825)	16,284
Net Assets:
Beginning of year	3,353,900	2,940,328	258,321	247,024	88,708	72,424
End of year	$ 3,875,451	$ 3,353,900	$ 268,526	$ 258,321	$ 52,883	$ 88,708
	Subaccounts Investing In:
	VIP - Materials		VIP - Telecommunications		UIF - Emerging Markets Equity
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ (115)	$ 80	$ 11	$ 11	$ 1,055	$ (4,206)
Net realized gain (loss) on investments	5,423	934	73	17	6,251	1,237
Unrealized appreciation (depreciation)	(659)	3,376	253	187	(18,828)	74,346
Net increase (decrease) in net assets from operations	4,649	4,390	337	215	(11,522)	71,377
Contract Transactions:
Payments received from contractholders	1,036	1,297	0	0	23,257	34,603
Transfers between subaccounts, net	(30,208)	17,301	0	500	(13,070)	(1,114)
Contract terminations	0	0	0	0	(857)	0
Contract maintenance charges	(76)	(89)	(16)	(18)	(289)	(317)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(367)	(480)	(78)	(81)	(2,605)	(3,089)
Other transfers (to) from FILI, net	6	(10)	11	2	(5)	(74)
Net increase (decrease) in net assets from contract transactions	(29,609)	18,019	(83)	403	6,431	30,009
Total increase (decrease) in net assets	(24,960)	22,409	254	618	(5,091)	101,386
Net Assets:
Beginning of year	35,979	13,570	1,775	1,157	469,476	368,090
End of year	$ 11,019	$ 35,979	$ 2,029	$ 1,775	$ 464,385	$ 469,476
	Subaccounts Investing In:
	UIF - Emerging Markets Debt		UIF - Global Tactical Asset Allocation		Invesco - Van Kampen Global Core Equity (b)		Lazard - Retirement Emerging Markets
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income (loss)	$ 3,496	$ 2,742	$ (1,858)	$ 1,906	$ 1,966	$ 3,087	$ 595	$ 1,527
Net realized gain (loss) on investments	4,132	9,808	2,529	898	5,060	1,046	3,998	1,836
Unrealized appreciation (depreciation)	(18,928)	6,146	28,134	16,458	32,356	17,630	(6,497)	14,587
Net increase (decrease) in net assets from operations	(11,300)	18,696	28,805	19,262	39,382	21,763	(1,904)	17,950
Contract Transactions:
Payments received from contractholders	3,248	9,515	12,133	11,527	16,557	20,458	8,205	9,920
Transfers between subaccounts, net	(5,431)	(24,324)	518	8,312	12	(9,696)	(35,167)	55,123
Contract terminations	0	0	(1,057)	(2,584)	0	0	(1,949)	0
Contract maintenance charges	(133)	(160)	(212)	(215)	(172)	(177)	(153)	(169)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(1,122)	(1,782)	(1,692)	(1,888)	(2,139)	(2,292)	(1,375)	(1,514)
Other transfers (to) from FILI, net	4	31	(11,716)	(168)	(30,782)	(449)	(4,832)	(32)
Net increase (decrease) in net assets from contract transactions	(3,434)	(16,720)	(2,026)	14,984	(16,524)	7,844	(35,271)	63,328
Total increase (decrease) in net assets	(14,734)	1,976	26,779	34,246	22,858	29,607	(37,175)	81,278
Net Assets:
Beginning of year	124,145	122,169	189,995	155,749	201,196	171,589	142,133	60,855
End of year	$ 109,411	$ 124,145	$ 216,774	$ 189,995	$ 224,054	$ 201,196	$ 104,958	$ 142,133

(b) Fund name change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Fidelity Investments Variable Life Account I

1. Organization

Fidelity Investments Variable Life Account I (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company ("FILI"), a wholly-owned subsidiary of FMR LLC, on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. The Account is a funding vehicle for individual Fidelity Variable Life ("VL") and Fidelity Lifetime Reserves ("FLR") Variable Universal Life insurance contracts. The VL and FLR contracts are closed to new business. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

Each subaccount invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

Fund Groups
Fidelity Variable Insurance Product Funds ("VIP")
The Universal Institutional Funds ("UIF")
Lazard Retirement Series, Inc. ("Lazard")
Invesco Advisers, Inc. ("Invesco")

During 2012, the following underlying fund was renamed:

Old Name	New Name
Invesco - Van Kampen Global Value Equity	Invesco - Van Kampen Global Core Equity

Two subaccounts had no contract owner activity during the year and no balances as of December 31, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification ("the Codification") as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority.

Investments

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code").

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the Code. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

2. Significant Accounting Policies - continued

Receivable from/Payable to FILI

Receivable from/payable to FILI represents adjustments for contract guarantees which are the responsibility of FILI.

Fair Value Measurements

The Financial Accounting Standards Board issued guidance on fair value measurements that establishes a framework for measuring fair value under U.S. GAAP and disclosures about fair value measurements. The definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable market price existed (an exit price). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Account carries investments which are made by the subaccounts in their corresponding mutual funds at fair value in the financial statements. The mutual funds are valued at the reported net asset values of such portfolios. The Account categorized the financial assets carried at fair value in the Statement of Assets and Liabilities based upon the guidance's three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. The assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

• Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market (e.g., active exchange-traded equities).

• Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

• Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect judgments about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

All subaccounts are invested in mutual funds whose value is based on the underlying net asset value of those funds. Open ended mutual funds in the subaccounts produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1. There were no transfers between Level 1 and Level 2 during 2013 or 2012. The Account had no Level 3 activity during 2013 and 2012.

Adoption of New Accounting Pronouncements

In May 2011, the FASB issued amended guidance that clarifies and changes fair value measurements and disclosures. Although the amended guidance is largely consistent with existing fair value measurement principles under GAAP, the amendment expands existing disclosure requirements for fair value measurements and amends certain fair value principles. The amended guidance is effective beginning January 1, 2012. The account adopted this guidance effective January 1, 2012. Adoption of this guidance did not have a material impact on the financial statements.

3. Expenses and Related Party Transactions

FILI deducts a daily charge for the assumption of mortality and expense risks, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.60% for VL contracts. FLR contracts have an effective annual rate of 1.0% for years one through twenty and 0.40% thereafter. FILI deducts a daily administrative charge, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.25% for VL contracts. FLR policyholders are charged $5 per month for maintenance costs. In addition, the cost of providing insurance protection, including optional riders, is deducted monthly through a redemption of units. The maintenance charge and the cost of insurance are recorded as contract transactions in the accompanying Statement of Changes in Net Assets.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

3. Expenses and Related Party Transactions- continued

FILI charges an amount equal to the state premium tax it pays, ranging from 0 to 3.5%, pursuant to provisions in the contract it issues.

The following Underlying Funds impose a 1.0% redemption fee for interests held for less than 60 days:

VIP - Overseas, Class R	VIP - Health Care	VIP - Telecommunications
VIP - Utilities	VIP - Financial Services	VIP - Materials
VIP - Technology	VIP - Industrials	VIP - Emerging Markets
VIP - Energy	VIP - Consumer Discretionary
VIP - International Capital Appreciation, Class R	VIP - Consumer Staples

FILI collects these fees on behalf of these VIP portfolios through a redemption of units, but the fees are retained by the portfolios, not by FILI, and are part of the portfolios' assets. The redemption fee is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges, such as exchange charges and other taxes which may be assessed in accordance with the terms of the contract in future periods.

The contracts are distributed through Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA"), both of which are affiliated with FMR LLC. FBS and FIA are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR LLC, is the transfer and shareholder servicing agent for the VIP portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR LLC, in its capacity as advisor to the VIP mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2013 were 0.045% to 0.80% depending on the fund.

4. Investments

Purchases and Sales

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended
December 31, 2013:

	Purchases	Sales
VIP - Money Market	$ 1,036,460	$ 1,717,307
VIP - High Income	338,797	334,703
VIP - Equity Income	304,336	199,062
VIP - Growth	39,019	107,592
VIP - Overseas	4,298	11,659
VIP - Overseas, Class R	84,328	97,470
VIP - Investment Grade Bond	264,900	259,188
VIP - Asset Manager	36,328	52,908
VIP - Index 500	1,964,983	370,791
VIP - Asset Manager Growth	30,188	6,567
VIP - Contrafund	329,554	225,461
VIP - Balanced	163,297	105,506
VIP - Dynamic Capital Appreciation	13,015	2,034
VIP - Growth & Income	24,341	5,964
VIP - Growth Opportunities	14,923	70,993
VIP - Mid Cap	180,432	207,840
VIP - Value Strategies	5,794	2,899
VIP - Utilities	18,992	12,330
VIP - Technology	15,652	17,053

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

4. Investments - continued

Purchases and Sales - continued

	Purchases	Sales
VIP - Energy	$ 25,708	$ 19,711
VIP - Health Care	355,928	367,977
VIP - Financial Services	50,290	1,980
VIP - Industrials	166,068	18,741
VIP - Consumer Discretionary	4,580	12,351
VIP - Real Estate	337,236	57,393
VIP - Strategic Income	120,934	181,277
VIP - Growth Strategies	25,445	5,555
VIP - International Capital Appreciation, Class R	7,084	29,367
VIP - Value Leaders	5,029	5,446
VIP - Value	15,495	62,269
VIP - Growth Stock	9,483	55,041
VIP - Freedom Income	640	1,484
VIP - Freedom 2010	4,783	8,205
VIP - Freedom 2015	4,654	26,286
VIP - Freedom 2020	50,966	11,827
VIP - Freedom 2025	59,868	19,374
VIP - Freedom 2030	77,110	61,295
VIP - Disciplined Small Cap	81,692	40,990
VIP - Funds Manager 20%	14,036	8,224
VIP - Funds Manager 50%	27,142	11,997
VIP - Funds Manager 70%	441,086	545,002
VIP - Funds Manager 85%	17,403	67,241
VIP - Consumer Staples	47,677	95,606
VIP - Materials	1,848	30,710
VIP - Telecommunications	81	113
UIF - Emerging Markets Equity	67,930	60,448
UIF - Emerging Markets Debt	28,944	27,465
UIF - Global Tactical Asset Allocation	10,955	14,843
Invesco - Van Kampen Global Core Equity	18,888	33,431
Lazard - Retirement Emerging Markets	23,860	57,908

Shares, Aggregate Cost and Net Asset Value

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at December 31, 2013:

	Number of Shares	Aggregate Cost	Net Asset Value Per Share
VIP - Money Market	1,707,874	$ 1,707,874	$ 1.00
VIP - High Income	216,610	1,338,630	5.80
VIP - Equity Income	108,690	2,642,776	23.29
VIP - Growth	27,277	1,270,158	57.14
VIP - Overseas	13,118	306,494	20.64
VIP - Overseas, Class R	43,886	840,749	20.59
VIP - Investment Grade Bond	104,617	1,369,898	12.36
VIP - Asset Manager	46,363	710,486	17.24
VIP - Index 500	21,126	3,286,640	186.29
VIP - Asset Manager Growth	28,355	396,424	18.30
VIP - Contrafund	91,631	2,797,691	34.35

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value - continued

	Number of Shares	Aggregate Cost	Net Asset Value Per Share
VIP - Balanced	77,815	$ 1,229,103	$ 17.76
VIP - Dynamic Capital Appreciation	11,579	108,334	12.76
VIP - Growth & Income	15,782	224,394	19.14
VIP - Growth Opportunities	7,110	143,292	29.96
VIP - Mid Cap	29,074	989,492	36.39
VIP - Value Strategies	5,595	71,907	14.37
VIP - Utilities	6,829	78,858	13.45
VIP - Technology	12,341	121,060	12.43
VIP - Energy	14,774	351,795	23.95
VIP - Health Care	16,589	334,953	22.56
VIP - Financial Services	8,434	81,040	9.33
VIP - Industrials	13,255	237,661	22.17
VIP - Consumer Discretionary	3,019	36,415	18.54
VIP - Real Estate	80,441	1,233,561	16.35
VIP - Strategic Income	48,023	551,489	11.20
VIP - Growth Strategies	32,613	282,890	12.55
VIP - International Capital Appreciation, Class R	21,739	282,860	12.68
VIP - Value Leaders	3,499	43,547	13.84
VIP - Value	4,991	70,427	15.18
VIP - Growth Stock	2,699	38,311	19.67
VIP - Freedom Income	2,445	25,638	10.89
VIP - Freedom 2010	1,797	20,438	12.30
VIP - Freedom 2015	5,420	62,128	12.43
VIP - Freedom 2020	26,908	314,562	12.61
VIP - Freedom 2025	33,194	389,260	12.99
VIP - Freedom 2030	29,782	359,348	12.84
VIP - Disciplined Small Cap	11,633	156,476	15.40
VIP - Funds Manager 20%	37,875	396,012	11.33
VIP - Funds Manager 50%	50,623	509,477	12.01
VIP - Funds Manager 70%	322,688	3,385,939	12.01
VIP - Funds Manager 85%	22,258	245,231	12.07
VIP - Consumer Staples	3,229	52,257	16.44
VIP - Materials	709	9,266	15.53
VIP - Telecommunications	189	1,543	10.77
UIF - Emerging Markets Equity	31,609	584,989	14.69
UIF - Emerging Markets Debt	13,313	119,581	8.22
UIF - Global Tactical Asset Allocation	19,599	230,234	11.06
Invesco - Van Kampen Global Core Equity	24,739	173,569	9.06
Lazard - Retirement Emerging Markets	4,932	127,974	21.28

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. ,Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

Fidelity Variable Life

	VIP - Money Market		VIP - High Income		VIP - Equity-Income
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Transferred	2,124	2,194	1	88	333	0
Units Redeemed	(4,876)	0	(176)	0	(1,624)	(452)
Net Increase/(Decrease)	(2,752)	2,194	(175)	88	(1,291)	(452)
	VIP - Growth		VIP - Overseas		VIP - Investment Grade Bond		VIP - Asset Manager
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Transferred	180	0	0	0	0	0	215	0
Units Redeemed	(1,004)	(1,312)	(247)	(299)	(100)	(114)	(642)	(48)
Net Increase/(Decrease)	(824)	(1,312)	(247)	(299)	(100)	(114)	(427)	(48)

Fidelity Lifetime Reserves

	VIP - Money Market		VIP - High Income		VIP - Equity Income
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	41,953	30,906	17,026	16,411	1,032	1,068
Units Redeemed	(70,972)	(47,099)	(19,957)	(13,916)	(1,018)	(552)
Net Increase/(Decrease)	(29,019)	(16,193)	(2,931)	2,495	14	516
	VIP - Growth		VIP - Overseas, Class R		VIP - Investment Grade Bond
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	258	1,291	5,138	7,952	6,726	6,138
Units Redeemed	(322)	(939)	(6,199)	(4,600)	(7,444)	(2,352)
Net Increase/(Decrease)	(64)	352	(1,061)	3,352	(718)	3,786
	VIP - Asset Manager		VIP - Index 500		VIP - Asset Manager Growth
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	363	9,516	40,223	5,988	901	1,585
Units Redeemed	(459)	(8,854)	(5,871)	(4,029)	(187)	(1,485)
Net Increase/(Decrease)	(96)	662	34,352	1,959	714	100

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued

	VIP - Contrafund		VIP - Balanced		VIP - Dynamic Capital Appreciation
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	6,224	6,281	3,962	5,191	133	1,075
Units Redeemed	(4,201)	(2,389)	(4,289)	(2,249)	(55)	(1,672)
Net Increase/(Decrease)	2,023	3,892	(327)	2,942	78	(597)
	VIP - Growth & Income		VIP - Growth Opportunities		VIP - Mid Cap
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	807	1,143	834	1,866	2,030	5,636
Units Redeemed	(155)	(205)	(3,508)	(2,891)	(6,715)	(5,720)
Net Increase/(Decrease)	652	938	(2,674)	(1,025)	(4,685)	(84)
	VIP - Value Strategies		VIP - Utilities		VIP - Technology
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	331	248	1,001	1,727	432	653
Units Redeemed	(148)	(61)	(736)	(1,700)	(876)	(1,093)
Net Increase/(Decrease)	183	187	265	27	(444)	(440)
	VIP - Energy		VIP - Health Care		VIP - Financial Services
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	846	918	13,435	5,119	4,974	772
Units Redeemed	(678)	(1,102)	(14,675)	(1,813)	(144)	(907)
Net Increase/(Decrease)	168	(184)	(1,240)	3,306	4,830	(135)
	VIP - Industrials		VIP - Consumer Discretionary		VIP - Real Estate
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	5,452	589	15	113	15,550	6,701
Units Redeemed	(563)	(1,073)	(692)	(634)	(3,119)	(4,370)
Net Increase/(Decrease)	4,889	(484)	(677)	(521)	12,431	2,331
	VIP - Strategic Income		VIP - Growth Strategies		VIP - International Capital Appreciation, Class R
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	6,242	5,119	2,001	2,165	509	3,582
Units Redeemed	(11,464)	(1,273)	(209)	(203)	(2,064)	(3,569)
Net Increase/(Decrease)	(5,222)	3,846	1,792	1,962	(1,555)	13

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued

	VIP - Value Leaders		VIP - Value		VIP - Growth Stock
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	423	657	602	1,226	29	327
Units Redeemed	(430)	(1,308)	(4,060)	(88)	(3,010)	(50)
Net Increase/(Decrease)	(7)	(651)	(3,458)	1,138	(2,981)	277
	VIP - Freedom Income		VIP - Freedom 2010		VIP - Freedom 2015
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	0	2,023	285	381	171	767
Units Redeemed	(92)	(73)	(529)	(49)	(1,767)	(65)
Net Increase/(Decrease)	(92)	1,950	(244)	332	(1,596)	702
	VIP - Freedom 2020		VIP - Freedom 2025		VIP - Freedom 2030
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	2,973	2,687	3,239	2,075	4,595	3,612
Units Redeemed	(796)	(559)	(1,179)	(330)	(4,157)	(526)
Net Increase/(Decrease)	2,177	2,128	2,060	1,745	438	3,086
	VIP - Disciplined Small Cap		VIP - FundsManager 20%		VIP - FundsManager 50%
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	5,042	6,531	0	0	1,515	1,937
Units Redeemed	(3,091)	(1,082)	(320)	(333)	(592)	(3,618)
Net Increase/(Decrease)	1,951	5,449	(320)	(333)	923	(1,681)
	VIP - FundsManager 70%		VIP - FundsManager 85%		VIP - Consumer Staples
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	30,179	14,924	1,230	3,090	2,516	456
Units Redeemed	(42,280)	(9,838)	(5,461)	(5,000)	(5,634)	(41)
Net Increase/(Decrease)	(12,101)	5,086	(4,231)	(1,910)	(3,118)	415

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued

	VIP - Materials		VIP - Telecommunications		UIF - Emerging Markets Equity
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	67	1,413	0	49	2,417	2,896
Units Redeemed	(1,923)	(43)	(8)	(11)	(2,253)	(1,707)
Net Increase/(Decrease)	(1,856)	1,370	(8)	38	164	1,189
	UIF - Emerging Markets Debt		UIF - Global Tactical Asset Allocation		Invesco - Van Kampen Global Core Equity (b)
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Units Issued	767	1,505	902	2,652	1,119	1,555
Units Redeemed	(861)	(2,083)	(985)	(1,605)	(2,289)	(987)
Net Increase/(Decrease)	(94)	(578)	(83)	1,047	(1,170)	568
	Lazard-Retirement Emerging Markets
	12/31/13	12/31/12
Units Issued	1,607	4,699
Units Redeemed	(3,946)	(129)
Net Increase/(Decrease)	(2,339)	4,570

(b) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, the investment income ratio, and total returns for each of the five years ended December 31:

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Money Market
2013	82,375	$21.22	$20.66	$ 1,707,962	0.85%	1.00%	0.03%	(0.82%)	(0.97%)
2012	114,146	$21.40	$20.86	$ 2,358,894	0.85%	1.00%	0.14%	(0.72%)	(0.87%)
2011	128,145	$21.55	$21.04	$ 2,702,513	0.85%	1.00%	0.10%	(0.74%)	(0.89%)
2010	108,835	$21.71	$21.23	$ 2,317,053	0.85%	1.00%	0.18%	(0.61%)	(0.76%)
2009	127,948	$21.84	$21.39	$ 2,745,699	0.85%	1.00%	0.69%	(0.12%)	(0.29%)
VIP - High Income
2013	71,998	$47.07	$16.73	$ 1,256,342	0.85%	1.00%	5.96%	5.05%	4.89%
2012	75,104	$44.81	$15.95	$ 1,252,342	0.85%	1.00%	6.11%	13.25%	13.08%
2011	72,521	$39.56	$14.10	$ 1,068,651	0.85%	1.00%	6.33%	3.15%	2.99%
2010	60,592	$38.35	$13.69	$ 875,210	0.85%	1.00%	7.23%	12.86%	12.69%
2009	68,646	$33.99	$12.15	$ 877,780	0.85%	1.00%	8.64%	42.74%	42.52%
VIP - Equity-Income
2013	30,034	$84.50	$83.72	$ 2,531,019	0.85%	1.00%	2.56%	27.06%	26.87%
2012	31,311	$66.51	$65.99	$ 2,094,102	0.85%	1.00%	3.16%	16.31%	16.13%
2011	31,247	$57.18	$56.83	$ 1,783,822	0.85%	1.00%	2.57%	0.11%	(0.04%)
2010	31,802	$57.12	$56.85	$ 1,814,343	0.85%	1.00%	1.89%	14.17%	14.00%
2009	32,190	$50.03	$49.87	$ 1,609,172	0.85%	1.00%	2.41%	29.10%	28.91%
VIP - Growth
2013	17,010	$91.00	$93.21	$ 1,558,578	0.85%	1.00%	0.30%	35.18%	34.97%
2012	17,898	$67.32	$69.06	$ 1,225,411	0.85%	1.00%	0.56%	13.71%	13.54%
2011	18,858	$59.20	$60.83	$ 1,123,695	0.85%	1.00%	0.37%	(0.65%)	(0.80%)
2010	19,762	$59.59	$61.32	$ 1,185,541	0.85%	1.00%	0.28%	23.12%	22.93%
2009	20,708	$48.40	$49.88	$ 1,009,420	0.85%	1.00%	0.46%	27.20%	27.00%
VIP - Overseas
2013	6,021	$44.94	-	$ 270,590	0.85%	-	1.40%	29.33%	-
2012	6,268	$34.75	-	$ 217,828	0.85%	-	1.99%	19.71%	-
2011	6,567	$29.03	-	$ 190,629	0.85%	-	1.41%	(17.87%)	-
2010	6,673	$35.34	-	$ 235,849	0.85%	-	1.41%	12.15%	-
2009	7,163	$31.51	-	$ 225,725	0.85%	-	2.20%	25.45%	-
VIP - Overseas, Class R
2013	55,926	-	$16.15	$ 903,422	-	1.00%	1.38%	-	29.15%
2012	56,987	-	$12.51	$ 712,801	-	1.00%	2.09%	-	19.50%
2011	53,635	-	$10.47	$ 561,406	-	1.00%	1.47%	-	(17.97%)
2010	50,154	-	$12.76	$ 639,994	-	1.00%	2.60%	-	11.94%
2009	24,483	-	$11.40	$ 279,084	-	1.00%	2.27%	-	25.34%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Investment Grade Bond
2013	33,999	$38.61	$37.81	$ 1,292,877	0.85%	1.00%	2.36%	(2.61%)	(2.76%)
2012	34,817	$39.65	$38.88	$ 1,360,919	0.85%	1.00%	2.53%	4.99%	4.83%
2011	31,145	$37.76	$37.09	$ 1,161,505	0.85%	1.00%	3.65%	6.42%	6.26%
2010	32,371	$35.49	$34.91	$ 1,135,382	0.85%	1.00%	3.54%	6.89%	6.73%
2009	34,843	$33.20	$32.71	$ 1,144,384	0.85%	1.00%	8.82%	14.75%	14.57%
VIP - Asset Manager
2013	16,233	$50.63	$48.70	$ 799,331	0.85%	1.00%	1.62%	14.72%	14.55%
2012	16,756	$44.13	$42.52	$ 720,454	0.85%	1.00%	1.40%	11.52%	11.35%
2011	16,142	$39.57	$38.18	$ 623,310	0.85%	1.00%	2.00%	(3.39%)	(3.53%)
2010	16,037	$40.96	$39.58	$ 641,729	0.85%	1.00%	1.87%	13.29%	13.12%
2009	6,276	$36.16	$34.99	$ 224,491	0.85%	1.00%	2.52%	28.03%	27.82%
VIP - Index 500
2013	74,293	-	$52.97	$ 3,935,516	-	1.00%	2.21%	-	30.92%
2012	39,941	-	$40.46	$ 1,616,076	-	1.00%	2.17%	-	14.75%
2011	37,982	-	$35.26	$ 1,339,280	-	1.00%	2.06%	-	1.02%
2010	36,463	-	$34.90	$ 1,272,703	-	1.00%	2.76%	-	13.87%
2009	24,467	-	$30.65	$ 749,948	-	1.00%	2.72%	-	25.34%
VIP - Asset Manager Growth
2013	16,035	-	$32.35	$ 518,716	-	1.00%	1.09%	-	21.19%
2012	15,321	-	$26.69	$ 408,954	-	1.00%	1.46%	-	14.29%
2011	15,221	-	$23.35	$ 355,469	-	1.00%	1.75%	-	(7.11%)
2010	14,070	-	$25.14	$ 353,747	-	1.00%	1.30%	-	15.18%
2009	12,849	-	$21.83	$ 280,457	-	1.00%	1.66%	-	31.58%
VIP - Contrafund
2013	48,341	-	$65.11	$ 3,147,387	-	1.00%	1.11%	-	29.97%
2012	46,318	-	$50.09	$ 2,320,195	-	1.00%	1.43%	-	15.25%
2011	42,426	-	$43.47	$ 1,844,069	-	1.00%	0.98%	-	(3.50%)
2010	45,110	-	$45.04	$ 2,031,827	-	1.00%	1.27%	-	16.05%
2009	48,082	-	$38.81	$ 1,866,243	-	1.00%	1.46%	-	34.35%
VIP - Balanced
2013	55,677	-	$24.82	$ 1,381,932	-	1.00%	1.60%	-	18.46%
2012	56,004	-	$20.95	$ 1,173,416	-	1.00%	1.79%	-	13.91%
2011	53,062	-	$18.39	$ 975,974	-	1.00%	1.67%	-	(4.58%)
2010	51,798	-	$19.28	$ 998,423	-	1.00%	1.70%	-	16.89%
2009	51,177	-	$16.49	$ 843,901	-	1.00%	1.72%	-	37.21%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Dynamic Capital Appreciation
2013	7,275	-	$20.31	$ 147,793	-	1.00%	0.37%	-	37.15%
2012	7,197	-	$14.81	$ 106,604	-	1.00%	0.68%	-	21.49%
2011	7,794	-	$12.19	$ 95,027	-	1.00%	0.46%	-	(3.66%)
2010	3,569	-	$12.65	$ 45,166	-	1.00%	0.20%	-	17.22%
2009	3,343	-	$10.80	$ 36,092	-	1.00%	0.28%	-	34.74%
VIP - Growth & Income
2013	10,974	-	$27.53	$ 302,099	-	1.00%	1.97%	-	32.23%
2012	10,322	-	$20.82	$ 214,893	-	1.00%	2.39%	-	17.37%
2011	9,384	-	$17.74	$ 166,437	-	1.00%	1.90%	-	0.59%
2010	8,845	-	$17.63	$ 155,952	-	1.00%	0.69%	-	13.72%
2009	9,943	-	$15.50	$ 154,159	-	1.00%	1.26%	-	25.93%
VIP - Growth Opportunities
2013	10,160	-	$20.97	$ 213,023	-	1.00%	0.27%	-	36.52%
2012	12,834	-	$15.36	$ 197,115	-	1.00%	0.40%	-	18.41%
2011	13,859	-	$12.97	$ 179,760	-	1.00%	0.17%	-	1.28%
2010	12,173	-	$12.81	$ 155,908	-	1.00%	0.14%	-	22.50%
2009	20,117	-	$10.45	$ 210,324	-	1.00%	0.54%	-	44.39%
VIP - Mid Cap
2013	30,242	-	$34.98	$ 1,057,910	-	1.00%	0.49%	-	34.87%
2012	34,927	-	$25.94	$ 905,915	-	1.00%	0.65%	-	13.68%
2011	35,011	-	$22.82	$ 798,839	-	1.00%	0.26%	-	(11.51%)
2010	35,166	-	$25.78	$ 906,676	-	1.00%	0.33%	-	27.55%
2009	45,721	-	$20.21	$ 924,220	-	1.00%	0.70%	-	38.69%
VIP - Value Strategies
2013	4,511	-	$17.83	$ 80,420	-	1.00%	0.98%	-	29.19%
2012	4,328	-	$13.80	$ 59,720	-	1.00%	0.64%	-	26.00%
2011	4,141	-	$10.95	$ 45,352	-	1.00%	0.61%	-	(9.72%)
2010	8,573	-	$12.13	$ 103,992	-	1.00%	0.50%	-	25.37%
2009	11,067	-	$9.68	$ 107,076	-	1.00%	0.40%	-	56.01%
VIP - Utilities
2013	5,115	-	$17.96	$ 91,849	-	1.00%	2.78%	-	19.81%
2012	4,850	-	$14.99	$ 72,688	-	1.00%	2.56%	-	6.32%
2011	4,823	-	$14.09	$ 67,986	-	1.00%	1.97%	-	12.07%
2010	4,404	-	$12.58	$ 55,391	-	1.00%	2.90%	-	10.09%
2009	4,406	-	$11.42	$ 50,331	-	1.00%	3.55%	-	14.26%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Technology
2013	7,955	-	$19.27	$ 153,300	-	1.00%	0.16%	-	26.53%
2012	8,399	-	$15.23	$ 127,925	-	1.00%	0.00%	-	16.34%
2011	8,839	-	$13.09	$ 115,716	-	1.00%	-	-	(10.68%)
2010	7,902	-	$14.66	$ 115,826	-	1.00%	-	-	26.47%
2009	18,244	-	$11.59	$ 211,432	-	1.00%	0.18%	-	94.06%
VIP - Energy
2013	11,877	-	$29.78	$ 353,668	-	1.00%	0.97%	-	23.24%
2012	11,709	-	$24.16	$ 282,926	-	1.00%	1.03%	-	3.94%
2011	11,893	-	$23.25	$ 276,477	-	1.00%	1.03%	-	(5.94%)
2010	14,149	-	$24.72	$ 349,687	-	1.00%	0.50%	-	18.26%
2009	18,649	-	$20.90	$ 389,765	-	1.00%	0.47%	-	46.54%
VIP - Health Care
2013	13,399	-	$27.93	$ 374,279	-	1.00%	0.00%	-	54.57%
2012	14,639	-	$18.07	$ 264,561	-	1.00%	0.50%	-	19.59%
2011	11,333	-	$15.11	$ 171,257	-	1.00%	-	-	7.23%
2010	10,860	-	$14.09	$ 153,052	-	1.00%	0.18%	-	16.18%
2009	13,741	-	$12.13	$ 166,687	-	1.00%	0.33%	-	31.32%
VIP - Financial Services
2013	6,974	-	$11.28	$ 78,700	-	1.00%	1.59%	-	32.52%
2012	2,144	-	$8.52	$ 18,256	-	1.00%	1.02%	-	27.25%
2011	2,279	-	$6.69	$ 15,253	-	1.00%	0.38%	-	(21.26%)
2010	2,596	-	$8.50	$ 22,063	-	1.00%	0.22%	-	6.21%
2009	3,371	-	$8.00	$ 26,975	-	1.00%	0.92%	-	26.02%
VIP - Industrials
2013	8,719	-	$33.70	$ 293,835	-	1.00%	0.96%	-	38.40%
2012	3,830	-	$24.35	$ 93,273	-	1.00%	1.40%	-	18.62%
2011	4,314	-	$20.53	$ 88,567	-	1.00%	1.10%	-	(5.60%)
2010	3,913	-	$21.75	$ 85,100	-	1.00%	0.29%	-	29.78%
2009	9,111	-	$16.76	$ 152,674	-	1.00%	1.24%	-	38.82%
VIP - Consumer Discretionary
2013	2,627	-	$21.32	$ 55,996	-	1.00%	0.12%	-	39.69%
2012	3,304	-	$15.26	$ 50,431	-	1.00%	0.34%	-	20.44%
2011	3,825	-	$12.67	$ 48,466	-	1.00%	0.73%	-	(2.73%)
2010	3,141	-	$13.03	$ 40,921	-	1.00%	0.17%	-	29.98%
2009	3,364	-	$10.02	$ 33,711	-	1.00%	0.56%	-	36.93%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment Income ratio (2)	(VL)	(FLR)
VIP - Real Estate
2013	84,484	-	$15.57	$ 1,315,213	-	1.00%	1.87%	-	0.81%
2012	72,053	-	$15.44	$ 1,112,705	-	1.00%	1.48%	-	17.38%
2011	69,722	-	$13.16	$ 917,270	-	1.00%	1.19%	-	7.01%
2010	65,791	-	$12.29	$ 808,871	-	1.00%	1.51%	-	29.12%
2009	31,986	-	$9.52	$ 304,559	-	1.00%	2.63%	-	36.32%
VIP - Strategic Income
2013	33,986	-	$15.83	$ 537,859	-	1.00%	3.68%	-	(0.71%)
2012	39,208	-	$15.94	$ 624,953	-	1.00%	3.81%	-	9.39%
2011	35,362	-	$14.57	$ 515,260	-	1.00%	4.24%	-	3.62%
2010	33,324	-	$14.06	$ 468,600	-	1.00%	2.68%	-	8.54%
2009	78,406	-	$12.96	$ 1,015,804	-	1.00%	4.46%	-	28.72%
VIP - Growth Strategies
2013	25,665	-	$15.95	$ 409,301	-	1.00%	0.02%	-	35.88%
2012	23,873	-	$11.74	$ 280,177	-	1.00%	0.00%	-	10.58%
2011	21,911	-	$10.61	$ 232,537	-	1.00%	-	-	(9.90%)
2010	20,265	-	$11.78	$ 238,702	-	1.00%	-	-	23.72%
2009	17,988	-	$9.52	$ 171,262	-	1.00%	-	-	38.33%
VIP - International Capital Appreciation, Class R
2013	18,300	-	$15.06	$ 275,658	-	1.00%	0.66%	-	20.43%
2012	19,855	-	$12.51	$ 248,335	-	1.00%	1.02%	-	24.64%
2011	19,842	-	$10.03	$ 199,106	-	1.00%	0.91%	-	(13.44%)
2010	19,331	-	$11.59	$ 224,114	-	1.00%	1.23%	-	14.58%
2009	18,480	-	$10.12	$ 186,993	-	1.00%	0.87%	-	54.21%
VIP - Value Leaders
2013	3,645	-	$13.29	$ 48,437	-	1.00%	0.64%	-	33.82%
2012	3,652	-	$9.93	$ 36,266	-	1.00%	2.14%	-	12.85%
2011	4,303	-	$8.80	$ 37,862	-	1.00%	1.56%	-	(8.91%)
2010	3,895	-	$9.66	$ 37,625	-	1.00%	1.57%	-	8.94%
2009	2,937	-	$8.87	$ 26,046	-	1.00%	1.96%	-	26.63%
VIP - Value
2013	4,690	-	$16.15	$ 75,748	-	1.00%	0.79%	-	31.13%
2012	8,148	-	$12.32	$ 100,358	-	1.00%	1.94%	-	19.69%
2011	7,010	-	$10.29	$ 72,133	-	1.00%	1.18%	-	(3.48%)
2010	6,258	-	$10.66	$ 66,713	-	1.00%	0.43%	-	16.64%
2009	29,128	-	$9.14	$ 266,225	-	1.00%	0.98%	-	41.23%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment Income ratio (2)	(VL)	(FLR)
VIP - Growth Stock
2013	2,835	-	$18.74	$ 53,104	-	1.00%	0.59%	-	33.53%
2012	5,816	-	$14.03	$ 81,611	-	1.00%	0.89%	-	17.20%
2011	5,539	-	$11.97	$ 66,322	-	1.00%	-	-	(0.19%)
2010	5,327	-	$12.00	$ 63,901	-	1.00%	-	-	18.85%
2009	5,257	-	$10.09	$ 53,065	-	1.00%	0.44%	-	43.41%
VIP - Freedom Income
2013	1,965	-	$13.54	$ 26,616	-	1.00%	1.50%	-	4.49%
2012	2,057	-	$12.96	$ 26,662	-	1.00%	1.99%	-	5.45%
2011	107	-	$12.29	$ 1,314	-	1.00%	1.86%	-	0.61%
2010	104	-	$12.22	$ 1,267	-	1.00%	9.63%	-	6.42%
2009	15	-	$11.48	$ 167	-	1.00%	5.18%	-	13.80%
VIP - Freedom 2010
2013	1,437	-	$15.40	$ 22,131	-	1.00%	1.42%	-	12.35%
2012	1,681	-	$13.71	$ 23,038	-	1.00%	2.15%	-	10.66%
2011	1,349	-	$12.39	$ 16,708	-	1.00%	2.31%	-	(1.19%)
2010	1,133	-	$12.54	$ 14,206	-	1.00%	2.64%	-	11.82%
2009	832	-	$11.21	$ 9,323	-	1.00%	5.08%	-	23.03%
VIP - Freedom 2015
2013	4,280	-	$15.74	$ 67,379	-	1.00%	1.54%	-	13.27%
2012	5,876	-	$13.90	$ 81,678	-	1.00%	2.14%	-	11.10%
2011	5,174	-	$12.51	$ 64,738	-	1.00%	2.34%	-	(1.35%)
2010	5,001	-	$12.68	$ 63,427	-	1.00%	2.13%	-	11.96%
2009	4,387	-	$11.33	$ 49,701	-	1.00%	3.86%	-	24.03%
VIP - Freedom 2020
2013	21,448	-	$15.82	$ 339,323	-	1.00%	1.93%	-	14.85%
2012	19,271	-	$13.77	$ 265,454	-	1.00%	2.19%	-	12.24%
2011	17,143	-	$12.27	$ 210,386	-	1.00%	2.17%	-	(2.02%)
2010	18,027	-	$12.53	$ 225,788	-	1.00%	2.39%	-	13.35%
2009	15,880	-	$11.05	$ 175,478	-	1.00%	3.62%	-	27.68%
VIP - Freedom 2025
2013	26,000	-	$16.58	$ 431,195	-	1.00%	1.95%	-	18.75%
2012	23,940	-	$13.97	$ 334,330	-	1.00%	1.96%	-	13.95%
2011	22,195	-	$12.26	$ 272,014	-	1.00%	1.99%	-	(3.08%)
2010	25,798	-	$12.65	$ 326,231	-	1.00%	2.29%	-	14.63%
2009	23,757	-	$11.03	$ 262,086	-	1.00%	3.63%	-	28.75%
VIP - Freedom 2030
2013	23,307	-	$16.41	$ 382,401	-	1.00%	1.84%	-	20.45%
2012	22,869	-	$13.62	$ 311,521	-	1.00%	2.37%	-	14.42%
2011	19,783	-	$11.91	$ 235,520	-	1.00%	2.16%	-	(3.57%)
2010	18,691	-	$12.35	$ 230,753	-	1.00%	2.16%	-	14.92%
2009	16,788	-	$10.74	$ 180,348	-	1.00%	1.91%	-	30.34%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Disciplined Small Cap
2013	11,808	-	$15.17	$ 179,142	-	1.00%	0.61%	-	36.97%
2012	9,857	-	$11.08	$ 109,181	-	1.00%	3.16%	-	17.81%
2011	4,408	-	$9.40	$ 41,444	-	1.00%	0.49%	-	(2.35%)
2010	3,263	-	$9.63	$ 31,415	-	1.00%	0.37%	-	24.29%
2009	3,100	-	$7.75	$ 24,015	-	1.00%	0.68%	-	21.06%
VIP - FundsManager 20%
2013	33,639	-	$12.76	$ 429,114	-	1.00%	1.24%	-	4.57%
2012	33,959	-	$12.20	$ 414,280	-	1.00%	1.39%	-	4.52%
2011	34,292	-	$11.67	$ 400,230	-	1.00%	1.60%	-	1.29%
2010	34,634	-	$11.52	$ 399,093	-	1.00%	3.94%	-	6.39%
2009	-	-	$10.83	$ -	-	1.00%	-	-	9.22%
VIP - FundsManager 50%
2013	44,532	-	$13.65	$ 608,053	-	1.00%	1.02%	-	13.75%
2012	43,609	-	$12.00	$ 523,475	-	1.00%	1.23%	-	9.03%
2011	45,290	-	$11.01	$ 498,647	-	1.00%	1.76%	-	(1.41%)
2010	44,132	-	$11.17	$ 492,851	-	1.00%	1.66%	-	10.77%
2009	42,927	-	$10.08	$ 432,770	-	1.00%	1.81%	-	17.79%
VIP - FundsManager 70%
2013	280,521	-	$13.82	$ 3,875,451	-	1.00%	1.12%	-	20.54%
2012	292,622	-	$11.46	$ 3,353,900	-	1.00%	1.56%	-	12.08%
2011	287,536	-	$10.23	$ 2,940,328	-	1.00%	1.58%	-	(3.87%)
2010	350,358	-	$10.64	$ 3,726,963	-	1.00%	1.74%	-	13.18%
2009	245,012	-	$9.40	$ 2,302,772	-	1.00%	1.70%	-	23.20%
VIP - FundsManager 85%
2013	19,552	-	$13.73	$ 268,526	-	1.00%	0.83%	-	26.45%
2012	23,783	-	$10.86	$ 258,321	-	1.00%	1.20%	-	12.97%
2011	25,693	-	$9.61	$ 247,024	-	1.00%	1.26%	-	(6.24%)
2010	23,123	-	$10.25	$ 237,117	-	1.00%	1.20%	-	15.04%
2009	21,076	-	$8.91	$ 187,871	-	1.00%	1.33%	-	27.28%
VIP - Consumer Staples
2013	3,050	-	$17.34	$ 52,883	-	1.00%	2.49%	-	20.58%
2012	6,168	-	$14.38	$ 88,708	-	1.00%	1.68%	-	14.24%
2011	5,753	-	$12.59	$ 72,424	-	1.00%	1.12%	-	7.10%
2010	5,917	-	$11.75	$ 69,549	-	1.00%	1.54%	-	14.07%
2009	5,838	-	$10.30	$ 60,153	-	1.00%	1.47%	-	19.53%
VIP - Materials
2013	630	-	$17.50	$ 11,019	-	1.00%	0.52%	-	20.93%
2012	2,486	-	$14.47	$ 35,979	-	1.00%	1.33%	-	18.94%
2011	1,116	-	$12.17	$ 13,570	-	1.00%	1.33%	-	(9.12%)
2010	1,415	-	$13.39	$ 18,942	-	1.00%	1.70%	-	27.26%
2009	2,180	-	$10.52	$ 22,936	-	1.00%	0.27%	-	76.31%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Telecommunications
2013	167	-	$12.15	$ 2,029	-	1.00%	1.63%	-	20.07%
2012	175	-	$10.12	$ 1,775	-	1.00%	1.83%	-	19.03%
2011	137	-	$8.50	$ 1,157	-	1.00%	7.87%	-	(2.98%)
2010	19	-	$8.76	$ 165	-	1.00%	1.16%	-	16.37%
2009	27	-	$7.53	$ 202	-	1.00%	1.52%	-	46.53%
UIF - Emerging Markets Equity
2013	17,409	-	$26.68	$ 464,385	-	1.00%	1.22%	-	(2.01%)
2012	17,245	-	$27.22	$ 469,476	-	1.00%	0.00%	-	18.75%
2011	16,056	-	$22.93	$ 368,090	-	1.00%	0.42%	-	(19.03%)
2010	15,047	-	$28.32	$ 426,055	-	1.00%	0.65%	-	17.84%
2009	18,677	-	$24.03	$ 448,789	-	1.00%	-	-	68.15%
UIF - Emerging Markets Debt
2013	3,776	-	$28.98	$ 109,411	-	1.00%	4.11%	-	(9.66%)
2012	3,870	-	$32.08	$ 124,145	-	1.00%	3.29%	-	16.78%
2011	4,448	-	$27.47	$ 122,169	-	1.00%	3.60%	-	5.97%
2010	4,150	-	$25.92	$ 107,565	-	1.00%	3.92%	-	8.65%
2009	3,351	-	$23.86	$ 79,948	-	1.00%	8.11%	-	28.91%
UIF - Global Tactical Asset Allocation
2013	13,677	-	$15.85	$ 216,774	-	1.00%	0.11%	-	14.79%
2012	13,760	-	$13.81	$ 189,995	-	1.00%	2.13%	-	12.70%
2011	12,713	-	$12.25	$ 155,749	-	1.00%	1.42%	-	(4.64%)
2010	14,654	-	$12.85	$ 188,263	-	1.00%	2.86%	-	4.63%
2009	14,810	-	$12.28	$ 181,860	-	1.00%	3.14%	-	31.20%
Invesco - Van Kampen Global Core Equity (a)
2013	13,133	-	$17.06	$ 224,054	-	1.00%	1.97%	-	21.28%
2012	14,303	-	$14.07	$ 201,196	-	1.00%	2.64%	-	12.61%
2011	13,735	-	$12.49	$ 171,589	-	1.00%	3.28%	-	(11.78%)
2010	12,464	-	$14.16	$ 176,495	-	1.00%	2.13%	-	9.84%
2009	10,626	-	$12.89	$ 136,978	-	1.00%	7.23%	-	14.84%
CST - U.S. Equity Flex I
2013	-	-	-	$ -	-	-	-	-	-
2012	-	-	-	$ -	-	-	-	-	-
2011	-	-	-	$ -	-	-	-	-	-
2010	3,525	-	$10.44	$ 36,788	-	1.00%	0.16%	-	13.32%
2009	6,610	-	$9.29	$ 60,880	-	1.00%	1.15%	-	24.41%

(a) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
CST - International Equity Flex III
2013	-	-	-	$ -	-	-	-	-	-
2012	-	-	-	$ -	-	-	-	-	-
2011	-	-	-	$ -	-	-	-	-	-
2010	6,982	-	$11.22	$ 78,330	-	1.00%	0.12%	-	11.11%
2009	14,600	-	$10.10	$ 147,421	-	1.00%	-	-	50.10%
Lazard - Retirement Emerging Markets
2013	7,153	-	$14.67	$ 104,958	-	1.00%	1.51%	-	(2.00%)
2012	9,492	-	$14.97	$ 142,133	-	1.00%	2.57%	-	21.11%
2011	4,922	-	$12.36	$ 60,855	-	1.00%	2.06%	-	(18.61%)
2010	6,721	-	$15.19	$ 102,103	-	1.00%	0.88%	-	21.82%
2009	21,461	-	$12.47	$ 267,607	-	1.00%	4.34%	-	68.53%

(a) Fund name change. See Note 1

(1) These amounts represent that annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units.

7. Subsequent Events

The Account has evaluated subsequent events from the balance sheet date through the date of this report and no events have occurred that would require disclosure.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Investments Life Insurance Company and the Policyholders of Fidelity Investments Variable Life Account I of Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Fidelity Investments Variable Life Account I of Fidelity Investments Life Insurance Company at December 31, 2013 the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the fund advisors, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
April 23, 2014

Annual Report

Fidelity Variable Life, Variable Universal Life and Survivorship Universal Life
are issued by Fidelity Investments Life Insurance Company

Fidelity Brokerage Services LLC, member NYSE, SIPC, and Fidelity Insurance Agency, Inc. are the distributors.

100 Salem Street, Smithfield, RI 02917

N.LIF-ANN-0214
1.736249.115

Item 26. Exhibits

a) Resolution of Board of Directors of Fidelity Investments Life Insurance Company ("FILI") establishing the Separate Account, is incorporated by reference to the Registration Statement of the Separate Account (Registration No. 33-24400) Post-Effective Amendment No. 11.

b) Not Applicable

c) Distribution Agreement

(1) Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC, is incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement for the Variable Annuity Account (Registration No. 33-24400) filed on April 26, 1996.

(2) Second Amendment to the Distribution Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

d) Contracts and Riders

(1) Fidelity Lifetime Reserves Flexible Premium Survivorship Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(2) Fidelity Lifetime Reserves Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(3) Form of Estate Protection Rider Four Year Term is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(4) Form of Total Disability Premium Payment Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(5) Form of Aviation Limitation Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(6) Form of Children's Term Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(7) Form of Total Disability Waiver of Monthly Deductions Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

e) Application

(1) Form of Application for Life Insurance is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

f) Certification of Incorporation and By-laws:

(1) Articles of Domestication of FILI, are incorporated herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 11.

(2) Amended By-laws of FILI, are incorporate herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 11.

g) Form of Reinsurance Agreement between Fidelity Investments Life Insurance Company and the Reinsurer is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

h) Participation Agreements

(1) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Investments, Inc., (f/k/a Strong Fund Distributors, Inc.) and Strong Capital Management, Inc. is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(2) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Credit Suisse Trust (formerly Warburg, Pincus Trust), Credit Suisse Asset Management, LLC (successor to Warburg, Pincus Counsellors, Inc.) and Credit Suisse Asset Management Securities, Inc. (formerly Counsellors Securities Inc.) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(3) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Universal Funds, Inc.) (the "Fund") and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly, Morgan Stanley Asset Management Inc.) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(4) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, PBHG Insurance Series Fund, Inc., Pilgrim Baxter & Associates, LTD is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(5) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company ("Company"), Fidelity Distributors Corporation ("Underwriter") and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV (each, a "VIP Fund") is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(6) Form of Participation agreement between Fidelity Investments Life and Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. ("Fund") are incorporated by reference from Post-Effective Amendment No. 26 to Registration No. 33-24400 filed April 27, 2006.

i) Master Administration Agreement between McCamish Systems, L.L.C. and Fidelity Investments Life Insurance Company, dated August 8, 2003 is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

j) Not Applicable

k) Opinion and consent of Edward M. Shea is filed herein as Exhibit 27(k).

l) Not Applicable

m) Not Applicable

n) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 27(n).

o) Not Applicable

p) Not Applicable

q) Variable Life Administrative Policies and Procedures Applicable to Financial Transactions on behalf of Fidelity Investments Life Insurance Company and Empire Fidelity Investments Life Insurance Company is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

Item 27. Directors and Officers of Depositor

Directors of Fidelity Investments Life Insurance Company

Cyrus Taraporevala Director and President

Norman L.Ashkenas Director

Kathleen M. Graveline Director

Peter G. Johannsen Director

Malcolm MacKay Director

Kathleen A. Murphy Director

Rodney R. Rohda Director

Roger T. Servison Director

Jon J. Skillman Director

Floyd L. Smith Director
Derek L. Young Director

Executive Officers who are not Directors

William J. Johnson Jr. Executive Vice President, Investment Product Development and Risk
Management and Actuary
David A. Golino Senior Vice President and Chief Financial Officer
Robert J. Cummings Senior Vice President, Client Services and Sales
Brett Wollam Senior Vice President, Marketing
Deborah Walsh Senior Vice President, Systems & Technology
Miles Mei Treasurer
Maryann P. Crews Illustration Actuary
Earl F. Martin Appointed Actuary
Felicia F. Tierney Vice President, Human Resources
Brian N. Leary Consumer Services Officer and Chief Compliance Officer

Edward M. Shea Vice President, General Counsel and Secretary

The principal business address for each of the persons listed in Item 27 is 100 Salem Street, Smithfield, Rhode Island 02917.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Information requested is incorporated herein by reference as Exhibit 26 of the original registration statement filed with the Commission on August 17, 1991 (Registration No. 33-42376) on behalf of Empire Fidelity Investments Life Variable Annuity Account A.

Item 29. Indemnification.

FMR LLC and its subsidiaries own a directors' and officers' liability reimbursement contract (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity's By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b) Sriram Subramaniam President, Chief Executive Officer & Director
Michael Durbin Director
Scott G. Hutzler Director
Kathleen Murphy Director
Richard Lyons Senior Vice President and Chief Financial Officer
Donald St. Peter Vice President, Real Estate
Tami R. Rash Treasurer
Norman Ashkenas Chief Compliance Officer
David Forman Chief Legal Officer and Secretary
Peter D. Stahl Assistant Secretary

(c) No commissions or other compensation were received by the principal underwriter.

The address for each person named in Item 30 is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 31. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 100 Salem Street, Smithfield, Rhode Island 02917.

Item 32. Management Services

Not applicable

Item 33. Fee Representation

Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable life policy offered by Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investment Life Insurance Company.

Item 34. Other

Powers of Attorney

(a) Power of Attorney for Miles Mei (Note 1)

(b) Power of Attorney for Kathleen A. Murphy (Note 1)

(c) Power of Attorney for Rodney R. Rhoda (Note 1)

(d) Power of Attorney for Roger T. Servison (Note 1)

(e) Power of Attorney for Jon J. Skillman (Note 1)

(f) Power of Attorney for Cyrus Taraporevala (Note 2)
(g) Power of Attorney for Kathleen M. Graveline is filed within

(h) Power of Attorney for Malcolm MacKay is filed within
(i) Power of Attorney for Floyd L. Smith is filed within

(Note 1) Incorporated by reference from Post-Effective Amendment No. 8 to this Registration Statement on Form Registration No. 333-103174, on behalf of Fidelity Investments Variable Life Account I, filed electronically on April 28, 2010.

(Note 2) Incorporated by reference from Post-Effective Amendment No. 11 to this Registration Statement on Form Registration No. 333-103174, on behalf of Fidelity Investments Variable Life Account I, filed electronically on April 29, 2013.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Fidelity Investments Variable Life Account I, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf in the town of Smithfield and in the state of Rhode Island, on this 29th day of April, 2014.

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Edward M. Shea
	Cyrus Taraporevala		Edward M. Shea
	President		Secretary

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 2014.

Signature	Title

/s/ *		)
Cyrus Taraporevala	President and Director	)
)
/s/ *		)
Jon J. Skillman	Director	)
)
/s/ *		)
Kathleen M. Graveline	Director	)
)
/s/ *		)
Miles Mei	Treasurer	)
)
/s/ *		)
Kathleen A. Murphy	Director	)
)
/s/ *		)
Rodney R. Rohda	Director	) By:	/s/ Edward M. Shea
		)	Edward M. Shea
/s/ *		)	(Attorney-in-Fact)*
Roger T. Servison	Director	)
)
/s/ *		)
Malcolm MacKay	Director
		)By:	/s/Edward M. Shea
/s/ *		)	Edward M. Shea
Floyd L. Smith	Director	) (Attorney-in-Fact)*